UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1580 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Name and address of agent for service)

registrant’s telephone number, including area code: (310) 966-8900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

ULTRA SHORT BOND FUND

LOW DURATION BOND FUND

INTERMEDIATE BOND FUND

TOTAL RETURN BOND FUND

HIGH YIELD BOND FUND

STRATEGIC INCOME FUND

ALPHATRAKSM 500 FUND

ANNUAL REPORT

March 31, 2005

Metropolitan West Funds

Dear Fellow Shareholder,

Thank you for your continued participation in the Metropolitan West Funds. We are pleased to present the enclosed Annual Report for the Funds, including the following:

Metropolitan West Total Return Bond Fund – M-Class (MWTRX), I-Class (MWTIX)

Metropolitan West Intermediate Bond Fund – M-Class (MWIMX), I-Class (MWIIX)

Metropolitan West Low Duration Bond Fund – M-Class (MWLDX), I-Class (MWLIX)

Metropolitan West High Yield Bond Fund – M-Class (MWHYX), I-Class (MWHIX)

Metropolitan West AlphaTrak 500 Fund (MWATX)

Metropolitan West Strategic Income Fund – M-Class (MWSTX), I-Class (MWSIX)

Metropolitan West Ultra Short Bond Fund – M-Class (MWUSX), I-Class (MWUIX)

Market Environment and Review

Maintaining its commitment to a “measured pace,” the Fed’s three meetings since the start of 2005 concluded with 25 basis point increases, taking the Funds’ rate to 3% from 2.25% at the beginning of the year. The moves reinforced a professed intent to “normalize” the bellwether short-term interest rate, which a mere nine months ago was pegged at a 50-year low of 1%. Eight meetings – and eight hikes – later, the Fed continues to make good on a promise to remove a monetary accommodation that, while instrumental in accelerating the post-stock market bubble recovery and staving off deflation worries in 2003, now has emitted signals of heightened inflationary pressure. Among the indicators that the prolonged period of easy money has lifted price indices: (1) the PPI has been running at a 4.5% to 5% annual pace over the past several months, (2) the CPI, in a little more than a year, has gone from an annual rate of 1.1% to 2.4%, and (3) import prices have increased by more than 6% over the last 12 months. Commodities, fueled by oil that peaked at over $57 per barrel and copper at its highest since the late 1980s, reached a 24-year high during March, highlighting the continuing expansion of the global economy and one apparently flush with liquidity. Domestic real estate prices, too, maintained their recent ascent, as evidenced by a 13% rise in the median resale price for single-family homes since February 2004.

Acknowledging the data and internalizing the subtly hawkish tone of the text accompanying the Fed’s hikes, the market priced in a quickening to the Fed’s measured pace, pushing the 2-Year Treasury rate higher by 71 basis points in the first quarter of 2005. The Treasury yield curve further flattened with the 10-Year rate up 26 basis points and the long bond actually down slightly in yield. With generally rising yields, the broad fixed income indexes spilled red ink in the first quarter. The Lehman Brothers (LB) Aggregate Index lost 0.48%, while the Merrill Lynch 1-3 Year US Treasury Index fell 0.26%. As augured by the year-to-date movement in the yield curve, only the LB Long Treasury Index posted a gain among the benchmarks.

While the Fed’s moves to-date have been widely telegraphed and the transmission through the yield curve – higher rates and flattening – is an expected consequence of the FOMC’s policy (even though Chairman Greenspan recently referred to the stickiness of Treasury rates eight moves into a tightening cycle as a “conundrum”), the more surprising development during the quarter was the challenge to the corporate market. From late 2002 through the end of 2004, yield spreads narrowed sharply as fundamental credit metrics improved across a wide swath of industries. Nowhere was this more apparent than in the high yield sector, for which the lifting sentiment delivered cumulative returns of near 53% against a broad U.S. Treasury market gain of just over 6% for the nine quarters ended December 31, 2004. So, it’s not unreasonable to presume that the market may stop to catch its breath after such a run, and that’s what we saw in the first quarter as the LB U.S. Corporate High Yield Index lost nearly 1.6% (and the LB Corporate Index lost 1.1%).

Still, the performance in those sectors was more than about taking a breather. In fact, momentum held through the early part of the year, as February ended with corporate issues at a multi-year low in yield spreads to the Treasury market before March revealed expectations of a downgrade (into high yield) of General Motors debt sometime in 2005. The prospect of GM’s huge supply of debt moving out of investment grade, which became more likely subsequent to a disappointing earnings report delivered in mid-March, roiled the corporate markets over the last two weeks of the quarter. No doubt that the realization of higher Treasury rates and, thus, the probability of increased corporate financing costs, caught up to investors late in the quarter as well. On the fundamental side of things, however, conditions in the corporate market remained virtuous through the first quarter. Profitability continued a positive trend while overall leverage levels have been held in check.

Asset-backed and mortgage-backed securities delivered the best relative performance during the first quarter, as low volatility persisted and demand for yield remained robust. Of particular note, manufactured housing ABS continued to post solid duration-adjusted results and interest-only (IO) collateralized mortgage obligations performed well as mortgage prepayments declined due to rising rates. Within the government sector, TIPS continued their strong relative performance due to further widening in breakeven inflation rates.

Data sources for the discussion above include Bloomberg, Lehman Brothers, and Merrill Lynch.

Fund Results

Metropolitan West Total Return Bond Fund – M-Class (MWTRX), I-Class (MWTIX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	2.36%	2.42%	5.97%	6.92%	7.53%
Lehman Bros. Aggregate Index*	0.48%	1.16%	5.99%	7.14%	6.97%
MWTIX (Inception: March 31, 2000)	2.47%	2.64%	6.23%	7.14%	7.14%
Lehman Bros. Aggregate Index*	0.48%	1.16%	5.99%	7.14%	7.14%

Metropolitan West Intermediate Bond Fund – M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	0.76%	1.74%	3.92%
Lehman Bros. Intermediate Gov’t. Credit Index*	-0.45%	-0.34%	1.24%
MWIIX (Inception: June 28, 2002)	0.77%	1.95%	8.25%
Lehman Bros. Intermediate Gov’t. Credit Index*	-0.45%	-0.34%	4.61%

Metropolitan West Low Duration Bond Fund – M-Class (MWLDX), I-Class (MWLIX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	1.86%	2.02%	2.94%	4.46%	5.46%
Merrill Lynch 1-3 Year US Treasury Index*	-0.24%	-035%	2.74%	4.61%	5.04%
MWLIX (Inception: March 31, 2000)	1.96%	2.22%	3.13%	4.66%	4.66%
Merrill Lynch 1-3 Year US Treasury Index*	-0.24%	-0.35%	2.74%	4.61%	4.61%

Metropolitan West High Yield Bond Fund – M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	4.36%	7.84%	19.58%
Merrill Lynch US Corp. High Yield Index*	2.89%	6.84%	17.76%
MWHIX (Inception: March 31, 2003)	4.49%	8.12%	15.03%
Merrill Lynch US Corp. High Yield Index*	2.89%	6.84%	14.45%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Metropolitan West AlphaTrak 500 Fund (MWATX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	7.28%	7.15%	1.98%	-3.02%	2.74%
Standard & Poor’s 500 Equity Index*	6.89%	6.70%	2.75%	-3.15%	2.06%

Metropolitan West Strategic Income Fund – M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.15%	3.81%	11.30%
Merrill Lynch 3-Month US Treasury Index* + 2%	2.07%	3.71%	3.42%
MWSIX (Inception: March 31, 2004)	2.28%	4.07%	4.07%
Merrill Lynch 3-Month US Treasury Index* + 2%	2.07%	3.71%	3.71%

Metropolitan West Ultra Short Bond Fund – M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2005
	6 Months (Cumulative)	1 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	1.06%	2.31%	5.00	%+
Merrill Lynch 1-Year US Treasury Index*	0.40%	0.36%	0.79	%+
MWUIX (Inception: July 31, 2004)	1.13%	—	1.52	%++
Merrill Lynch 1-Year US Treasury Index*	0.40%	—	0.43	%++

+	Annualized performance
++	Cumulative performance

The Market Ahead

Looking ahead, Fund strategies maintain a short duration relative to the benchmark indexes in expectation of further Fed tightening and pressure on interest rates across the curve. While the anticipation of increasing Treasury rates is predicated on the inflationary evidence indicated above, further risk remains due to the continuing extremes of Federal budget and trade deficits which should ultimately lead to demands for greater yield compensation by holders of U.S. Treasury securities. Focusing on relative value and safety, we continue to de-emphasize government debentures while selecting short duration mortgage-backed, asset-backed, and corporate holdings that are expected to deliver stronger relative performance in a flat- to rising-rate environment. Mortgage-backed and asset-backed holdings remain concentrated in well-structured issues that are less vulnerable to duration extension risk. Within the corporate segment of the portfolio, management continues to employ a yield-capture strategy which is characterized by greater emphasis on issues with higher credit quality, higher seniority in the capital structure, and less vulnerability to rising rates. Focus remains on areas of the corporate market that offer attractive relative value such as airline enhanced equipment trust certificates, autos, energy, financial services, insurance, REITS, and telecom.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

A Consistent Long-Term Value Orientation

In closing, MWAM remains committed to a philosophy rooted in a value with a long-term perspective. As such, the investment team continues to target consistent outperformance of the Funds’ benchmarks over a market cycle by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment needs.

Sincerely,

Scott Dubchansky

President and Trustee

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. One-year returns are due in part to market conditions that might not be repeated in the future. Unlike a mutual fund, the performance of an unmanaged index assumes no transactions costs, taxes, management fees, or other expenses. A direct investment in an index is not possible. U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of March 2005, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

*Are unmanaged indices that are not available for direct investment.

Funds are distributed by PFPC Distributors, Inc.

760 Moore Rd., King of Prussia, PA 19406.

To be preceded or accompanied by a prospectus. DFU 05/05

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 2.31% and 5.00%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The since inception total return for the Metropolitan West Ultra Short Bond Fund Class I was 1.52%. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $10,152.

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Low Duration Fund Class M were 2.02% and 5.46%, respectively. The inception date for the Class M was March 31, 1997. The graph assumes that distributions were reinvested.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The inception date for the Metropolitan West Low Duration Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class I were 2.22% and 4.66%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $12,559.

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Lehman Intermediate U.S. Gov’t Credit Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 1.74% and 3.92%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Bond Fund Class I were 1.95% and 8.25%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $12,442.

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Lehman Aggregate Index. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class M were 2.42% and 7.53%, respectively. The inception date for the Class M was March 31, 1997. The graph assumes that distributions were reinvested.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I were 2.64% and 7.14%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $14,119.

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Lehman Brothers High Yield Index. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were 7.84% and 19.58%, respectively. The inception date for the Class M was September 30, 2002. The graph assumes that distributions were reinvested.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were 8.12% and 15.03%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $13,231.

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month US Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 3.81% and 11.30%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 4.07% and 4.07%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $10,407.

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual since inception total returns for the Metropolitan West AlphaTrak 500 Fund were 7.15% and 2.80%, respectively. The inception date for the Fund was June 29, 1998. The graph assumes that distributions were reinvested.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which might not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2005 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/04	Ending Account Value 03/31/05	Expense Ratio[1]	Expenses Paid During Period[2]
Ultra Short Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,010.50	0.50%	$2.51
Class I	$1,000.00	$1,011.30	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72

Low Duration Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,018.60	0.58%	$2.92
Class I	$1,000.00	$1,019.60	0.39%	$1.96
Hypothetical 5% Return
Class M	$1,000.00	$1,022.04	0.58%	$2.92
Class I	$1,000.00	$1,022.99	0.39%	$1.97

[1]	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

	Beginning Account Value 10/01/04	Ending Account Value 03/31/05	Expense Ratio[1]	Expenses Paid During Period[2]
Intermediate Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,007.60	0.65%	$3.25
Class I	$1,000.00	$1,007.70	0.44%	$2.20
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.74	0.44%	$2.22

Total Return Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,023.60	0.65%	$3.28
Class I	$1,000.00	$1,024.70	0.44%	$2.22
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.74	0.44%	$2.22

High Yield Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,043.60	0.80%	$4.08
Class I	$1,000.00	$1,044.90	0.55%	$2.80
Hypothetical 5% Return
Class M	$1,000.00	$1,020.94	0.80%	$4.03
Class I	$1,000.00	$1,022.19	0.55%	$2.77

Strategic Income Fund
Actual Fund Return
Class M	$1,000.00	$1,021.50	2.15%	$10.84
Class I	$1,000.00	$1,022.80	1.93%	$9.73
Hypothetical 5% Return
Class M	$1,000.00	$1,014.21	2.15%	$10.80
Class I	$1,000.00	$1,015.31	1.93%	$9.70

AlphaTrak 500 Fund
Actual Fund Return	$1,000.00	$1,072.90	0.63%	$3.26
Hypothetical 5% Return	$1,000.00	$1,021.79	0.63%	$3.18

[1]	Annualized, based on the Portfolio’s most recent fiscal half-year expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Metropolitan West Funds

Summary of Portfolio Holdings

These tables are provided to give you a quick reference to the composition of each Funds’ portfolio holdings. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

Ultra Short Bond Fund

Sector Diversification:
Asset-Backed Securities	25.26%
Non-Agency Mortgage-Backed	23.45%
U.S. Agency Mortgage-Backed	21.60%
Corporate Bonds	13.38%
U.S. Agency Discount Notes	13.35%
U.S. Agency Securities	1.58%
Money Market RIC	1.36%
Commercial Mortgage-Backed	0.03%
Other	-0.01%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	3.32%
Agency	33.31%
AAA	36.12%
AA	5.59%
A	9.67%
BBB	7.36%
BB or below	4.63%

Total	100.00%

Distribution by Maturity:
0 to 1 years	36.04%
1 year to 3 years	51.69%
3 years to 5 years	9.14%
5 years to 10 years	2.34%
10 years to 20 years	0.79%
20 years +	—

Total	100.00%

Low Duration Bond Fund

Sector Diversification:
Corporate Bonds	30.14%
Asset-Backed Securities	23.23%
Non-Agency Mortgage-Backed	21.27%
U.S. Treasury Securities	9.20%
U.S. Agency Mortgage-Backed	4.67%
U.S. Agency Discount Notes	4.46%
U.S. Agency Securities	2.79%
Money Market RIC	2.30%
Other	0.87%
Commercial Mortgage-Backed	0.82%
Common Stock	0.25%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	10.70%
Agency	10.46%
AAA	35.38%
AA	9.65%
A	14.61%
BBB	12.26%
BB or below	6.94%

Total	100.00%

Distribution by Maturity:
0 to 1 years	23.34%
1 year to 3 years	42.43%
3 years to 5 years	20.92%
5 years to 10 years	11.65%
10 years to 20 years	1.66%
20 years +	—

Total	100.00%

Intermediate Bond Fund

Sector Diversification:
Corporate Bonds	28.27%
Asset-Backed Securities	20.22%
Non-Agency Mortgage-Backed	17.29%
U.S. Treasury Securities	16.22%
U.S. Agency Mortgage-Backed	11.71%
U.S. Agency Discount Notes	4.59%
Money Market RIC	1.97%
U.S. Agency Securities	1.48%
Other	-1.75%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	18.65%
Agency	15.49%
AAA	27.85%
AA	4.61%
A	9.80%
BBB	14.67%
BB or below	8.93%

Total	100.00%

Distribution by Maturity:
0 to 1 years	13.24%
1 year to 3 years	30.08%
3 years to 5 years	18.44%
5 years to 10 years	33.70%
10 years to 20 years	2.23%
20 years +	2.31%

Total	100.00%

Total Return Bond Fund

Sector Diversification:
Corporate Bonds	30.82%
Asset-Backed Securities	22.03%
U.S. Treasury Securities	21.28%
U.S. Agency Mortgage-Backed	8.25%
Non-Agency Mortgage-Backed	6.01%
U.S. Agency Securities	4.30%
Commercial Mortgage-Backed	3.50%
U.S. Agency Discount Notes	2.27%
Money Market RIC	1.50%
Common Stock	0.37%
Other	-0.33%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	21.77%
Agency	14.60%
AAA	16.73%
AA	7.27%
A	7.62%
BBB	14.90%
BB or below	17.11%

Total	100.00%

Distribution by Maturity:
0 to 1 years	16.27%
1 year to 3 years	21.95%
3 years to 5 years	11.67%
5 years to 10 years	27.41%
10 years to 20 years	13.14%
20 years +	9.56%

Total	100.00%

High Yield Bond Fund

Sector Diversification:
Corporate Bonds	93.08%
Other	1.91%
Money Market RIC	1.46%
U.S. Agency Mortgage-Backed	1.45%
Non-Agency Mortgage-Backed	1.05%
Asset-Backed Securities	1.03%
U.S. Agency Discount Notes	0.02%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	0.06%
Agency	1.42%
AAA	1.31%
AA	2.49%
A	1.07%
BBB	3.15%
BB	18.76%
B	64.33%
CCC	6.57%
CC or below	0.84%

Total	100.00%

Distribution by Maturity:
0 to 1 years	6.95%
1 year to 3 years	8.22%
3 years to 5 years	10.81%
5 years to 10 years	69.52%
10 years to 20 years	1.83%
20 years +	2.67%

Total	100.00%

Strategic Income Fund

Sector Diversification:
Asset-Backed Securities	36.98%
Corporate Bonds	33.68%
U.S. Agency Discount Notes	10.53%
U.S. Agency Mortgage-Backed	7.37%
Other	4.24%
Non-Agency Mortgage-Backed	3.06%
Money Market RIC	1.54%
Equities	1.45%
Commercial Mortgage-Backed	1.10%
U.S. Treasury Securities	0.05%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	1.33%
Agency	16.66%
AAA	22.03%
AA	9.14%
A	10.55%
BBB	19.76%
BB or below	20.53%

Total	100.00%

Distribution by Maturity:
0 to 1 years	24.61%
1 year to 3 years	18.76%
3 years to 5 years	18.64%
5 years to 10 years	29.42%
10 years to 20 years	5.58%
20 years +	2.99%

Total	100.00%

AlphaTrakSM 500 Fund

Sector Diversification:
Corporate Bonds	32.88%
Asset-Backed Securities	28.22%
Non-Agency Mortgage-Backed	17.60%
U.S. Agency Discount Notes	7.66%
U.S. Agency Mortgage-Backed	5.79%
U.S. Agency Securities	3.43%
Other	3.01%
Money Market RIC	1.26%
Common Stock	0.15%

Total	100.00%

Distribution by Quality Rating:
U.S. Treasury	1.95%
Agency	16.17%
AAA	33.87%
AA	10.94%
A	9.66%
BBB	13.73%
BB or below	13.68%

Total	100.00%

Distribution by Maturity:
0 to 1 years	36.52%
1 year to 3 years	41.30%
3 years to 5 years	12.59%
5 years to 10 years	7.63%
10 years to 20 years	1.96%
20 years +	—

Total	100.00%

All figures presented as percentages of total net assets. Credit rating for each fund was determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

The Summary of Portfolio Holdings does not reflect investments in derivatives. Interested investors should consult the Schedule of Portfolio Investments for each fund for details on derivative investments.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The first Form N-Q was filed for the quarter ended December 31, 2004. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders also may obtain this information at www.mwamllc.com or by calling the Funds at 1-800-241-4671.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Issues	Principal Amount	Value

BONDS 85.30%
ASSET-BACKED SECURITIES—25.26%[3]
Aames Mortgage Trust 1999-2 AF, 7.59%, 10/15/29	$45,870	$47,424
Aames Mortgage Trust 2000-2 A5F, 7.68%, 12/25/28	660,365	666,730
Aames Mortgage Trust 2002-1 A3, 6.90%, 06/25/32	70,842	74,153
ABFS Mortgage Loan Trust 2002-1 A5, 6.51%, 12/15/32	100,000	103,489
ABFS Mortgage Loan Trust 2002-2
A5, 6.41%, 07/15/33	115,000	117,853
A7, 5.22%, 07/15/33	178,724	179,281
ABFS Mortgage Loan Trust 2002-3 A, 4.26%, 09/15/33	820,525	821,880
ABFS Mortgage Loan Trust 2002-4 A, 4.43%, 12/15/33	510,721	509,428
Ameriquest Mortgage Securities, Inc. 2003-10 AF3, 3.23%, 12/25/33	719,805	716,406
Amortizing Residential Collateral Trust 2002-BC3 AIO (IO), 6.00%, 05/25/05[6]	116,818	1,059
Amortizing Residential Collateral Trust 2002-BC4 M2, 4.00%, 07/25/32[7]	2,750,000	2,790,065
ARG Funding Corp. 2003-1A A1, 3.30%, 03/20/07[4,7]	1,410,000	1,411,352
Bear Stearns Asset Backed Securities, Inc. 2000-2 M1, 8.04%, 08/25/30	2,500,000	2,602,593
Bear Stearns Asset Backed Securities, Inc. 2003-2 AIO (IO), 5.00%, 12/25/05[6]	1,327,000	43,543
Centex Home Equity 2001-B A6, 6.36%, 07/25/32	2,994,935	3,064,643
Centex Home Equity 2002-C M2, 4.00%, 09/25/32[7]	2,250,000	2,264,067
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-1 2M2, 3.78%, 12/25/30[7]	545,932	547,100
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 2M2, 4.25%, 11/25/31[7]	1,404,319	1,413,543
CIT Group Home Equity Loan Trust 1998-1 A7, 6.30%, 01/15/13	131,907	133,023
CIT Group Home Equity Loan Trust 2002-1 MV2, 4.10%, 08/25/30[7]	1,200,000	1,210,238
Conseco Finance 2000-C B2, 4.86%, 07/15/29[7]	91,904	87,226
Conseco Finance 2001-A
IA5, 7.06%, 03/15/32	649,587	659,518
IIB1, 10.30%, 03/15/32	1,100,000	1,193,404
IM2, 8.02%, 03/15/32	371,926	384,805
Conseco Finance 2001-C A4, 6.19%, 03/15/30	125,788	128,726
Conseco Finance 2002-C AF4, 5.97%, 06/15/32	568,442	573,855
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	403,738	409,851
Conseco Finance Securitizations Corp. 2001-3 A2, 5.16%, 05/01/33	384,471	385,643
Conseco Finance Securitizations Corp. 2001-4 A2, 5.15%, 09/01/33	486,618	488,661

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Contimortgage Home Equity Loan Trust 1998-1 A7, 6.87%, 12/15/22	$36,855	$36,910
	Contimortgage Home Equity Loan Trust 1999-3 A6, 7.68%, 12/25/29	33,770	34,281
	CS First Boston Mortgage Securities Corp. 2001-HE25 M2, 4.55%, 03/25/32[7]	1,432,000	1,434,594
	CS First Boston Mortgage Securities Corp. 2001-MH29 A, 5.60%, 09/25/31	394,696	384,754
	Deutsche Financial Capital Securitization LLC 1997-I A3, 6.75%, 09/15/27	567,661	572,610
	Empire Funding Home Loan Owner Trust 1997-5 M1, 7.91%, 04/25/24[7]	52,103	52,042
	EQCC Home Equity Loan Trust 1998-1 A5F, 6.85%, 01/15/28	104,662	104,801
	EQCC Home Equity Loan Trust 1999-1 A4F, 6.13%, 07/20/28	73,383	74,055
	EQCC Home Equity Loan Trust 1999-2 A4F, 6.75%, 08/25/27	2,073,037	2,100,441
	Equity One ABS, Inc. 2000-1 A5, 8.02%, 02/25/32	873,229	891,260
	Equity One ABS, Inc. 2003-4 AF3, 3.53%, 11/25/33	500,000	498,131
	Fannie Mae Whole Loan 2003- W14 1A6, 5.82%, 09/25/43	1,000,000	1,017,000
	First Alliance Mortgage Loan Trust 1994-3 A1, 7.83%, 10/25/25	62,598	62,425
	GE Capital Mortgage Services, Inc. 1998-HE1 A7, 6.47%, 06/25/28	26,515	26,474
	GMAC Mortgage Corporation Loan Trust 1999-2 A4, 8.02%, 11/25/29	45,256	45,178
	GMAC Mortgage Corporation Loan Trust 2000-CL1 B, 9.00%, 06/25/26	81,180	81,597
	GMAC Mortgage Corporation Loan Trust 2003-GH1 A5, 5.60%, 07/25/34	125,000	126,439
	Green Tree Financial Corp. 1994-1 A5, 7.65%, 04/15/19	26,013	27,201
	Green Tree Financial Corp. 1996-8 A6, 7.60%, 10/15/27	69,786	73,770
	Green Tree Financial Corp. 1998-6 A6, 6.27%, 06/01/30	160,635	163,343
	Green Tree Financial Corp. 1999-1 A4, 5.76%, 11/01/18	256,400	258,462
	Green Tree Financial Corp. 1999-3 A5, 6.16%, 02/01/31	474,811	482,893
	Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	913,094	914,784
	Green Tree Home Improvement Loan Trust 1995-F B2, 7.10%, 01/15/21	236,428	234,036
	Green Tree Home Improvement Loan Trust 1997-E HEM2, 7.48%, 01/15/29	135,001	135,085
	Green Tree Home Improvement Loan Trust 1999-B M2, 10.54%, 07/15/26	340,216	345,141
	Greenpoint Manufactured Housing 1999-3 1A4, 6.53%, 12/15/19	24,600	24,984

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	IMC Home Equity Loan Trust 1998-3 A8, 6.34%, 08/20/29	$754,571	$753,721
	IMPAC Secured Assets Corp. 2001-2 A4, 7.37%, 04/25/32	11,017	10,998
	IndyMac Home Equity Loan Asset-Backed Trust 2002-A M2, 4.10%, 05/25/33[7]	2,275,000	2,302,081
	IndyMac Manufactured Housing Contract 1998-2 A4, 6.64%, 12/25/27	691,383	682,075
	Irwin Acquisition Trust 2000-A1A M1, 8.85%, 07/25/10[4]	124,791	127,260
	Irwin Home Equity 1999-3 A2, 8.19%, 10/25/09[7]	112,022	111,847
	Irwin Home Equity 2001-2 M2, 4.10%, 07/25/26[7]	19,967	20,017
	Irwin Home Equity 2002-A 2A3, 6.45%, 07/25/32	147,058	148,700
	Irwin Home Equity 2003-A M2, 5.00%, 10/25/27[7]	2,705,000	2,792,012
	Keystone Owner Trust 1998-P1 M2, 7.93%, 05/25/25[4]	121,732	124,342
	Mellon Residential Funding Corp. 2001-HEIL A4, 6.62%, 02/25/21	145,679	147,561
	Mid-State Trust 6 A4, 7.79%, 07/01/35	82,746	87,233
	Morgan Stanley Dean Witter Capital I Inc. 2002-HE1 M2, 4.15%, 07/25/32[7]	1,600,000	1,629,587
	Morgan Stanley Dean Witter Capital I Inc. 2002-HE2 M2, 4.10%, 08/25/32[7]	1,650,000	1,663,329
	Mortgage Lenders Network Home Equity Loan 1998-2 A1, 6.61%, 07/25/29	189,957	192,684
	New South Home Equity Trust 1999-1 A4, 6.75%, 03/25/26	330,086	332,537
	Oakwood Mortgage Investors, Inc. 1998-A A4, 6.20%, 05/15/28	14,581	14,730
	Oakwood Mortgage Investors, Inc. 1998-B
	A3, 6.20%, 01/15/15	20,572	19,584
	A4, 6.35%, 03/15/17	1,029,890	1,046,039
	Oakwood Mortgage Investors, Inc. 2000-D A2, 6.74%, 07/15/18	185,021	184,713
	Oakwood Mortgage Investors, Inc. 2002-B AIO (IO), 6.00%, 05/15/10[6]	117,714	21,563
	Option One Mortgage Loan Trust 1999-2 A5, 7.26%, 05/25/29[7]	181,106	180,791
	Residential Asset Mortgage Products, Inc. 2000-RS1 A1, 8.00%, 03/25/30	117,152	118,081
	Residential Asset Mortgage Products, Inc. 2001-RS1 AI4, 7.01%, 03/25/31	1,018,290	1,027,525
	Residential Asset Mortgage Products, Inc. 2002-RS3 AI4, 6.14%, 06/25/32	175,632	175,515

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Residential Asset Mortgage Products, Inc. 2002-RS5 AI5, 5.41%, 09/25/32	$200,000	$201,945
	Residential Asset Mortgage Products, Inc. 2002-RS6 AI4, 4.66%, 02/25/31	604,705	605,520
	Residential Asset Mortgage Products, Inc. 2002-RZ3
	A4, 4.73%, 12/25/31	48,873	48,871
	A5, 5.59%, 08/25/32	700,000	709,254
	Residential Asset Mortgage Products, Inc. 2003-RS1 AI4, 4.50%, 03/25/31	922,053	922,750
	Residential Asset Mortgage Products, Inc. 2003-RS2 AI3, 3.24%, 01/25/29	12,752	12,729
	Residential Asset Securities Corp. 1999-KS2 AI9, 7.15%, 07/25/30	152,229	153,558
	Residential Asset Securities Corp. 2002-KS1 AI4, 5.86%, 11/25/29	448,066	450,556
	Residential Asset Securities Corp. 2002-KS8 A4, 4.58%, 11/25/30	1,600,000	1,605,525
	Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7, 8.10%, 09/25/29	881,585	889,546
	Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7, 8.29%, 02/25/25	97,473	99,289
	Saxon Asset Securities Trust 1999-3 AF6, 7.53%, 06/25/14	12,159	12,141
	Terwin Mortgage Trust 2003-3SL AX (IO), 12.00%, 10/25/33[4,6]	112,750	9,178
	Terwin Mortgage Trust 2003-5SL AX (IO), 10.00%, 10/25/34[6]	304,138	27,266
	Terwin Mortgage Trust 2003-7SL AX (IO), 14.50%, 12/25/33[4,6]	881,667	105,447
	Terwin Mortgage Trust 2004-2SL AX (IO), 10.25%, 02/25/34[4,6]	4,308,335	364,054
	Terwin Mortgage Trust 2004-6SL AX (IO), 8.00%, 06/25/34[4,6]	5,525,000	538,688
	Terwin Mortgage Trust 2004-10SL AX (IO), 6.00%, 09/25/34[4,6]	19,433,333	1,382,021
	UCFC Home Equity Loan 1998-A A7, 6.87%, 07/15/29	560,000	561,689
	UCFC Home Equity Loan 1998-D BF1, 8.97%, 04/15/30	1,243	1,309
	Vanderbilt Acquisition Loan Trust 2002-1 A2, 4.77%, 10/07/18	339,895	341,723
	Vanderbilt Mortgage Finance 1999-B 1A4, 6.55%, 04/07/18	41,361	41,781
	Vanderbilt Mortgage Finance 1999-D IA3, 7.06%, 10/07/17	33,860	34,377
	Vanderbilt Mortgage Finance 2002-C A2, 4.23%, 02/07/15	1,805,841	1,800,758

	Total Asset-Backed Securities (Cost $57,890,655)		58,066,750

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued)

CORPORATES—13.38%[2]
Automotive —2.81%	DaimlerChrysler NA Holding Corp., 3.20%, 03/07/07[7]	$1,140,000	$1,140,774
	Ford Motor Credit Co.,
	7.60%, 08/01/05	175,000	176,842
	3.92%, 09/28/07[7](MTN)	1,600,000	1,561,372
	General Motors Acceptance Corp. (MTN), 4.20%, 09/23/08[7]	1,868,000	1,706,889
	Lear Corp., 7.96%, 05/15/05	1,750,000	1,758,285

			6,344,162

Capital Goods —0.01%	Tyco International Group SA, 6.38%, 06/15/05	30,000	30,154

Communications —0.20%	Sprint Capital Corp., 4.78%, 08/17/06	450,000	452,916

Electric—2.57%	CenterPoint Energy Resources Corp., 8.13%, 07/15/05	1,215,000	1,231,372
	CenterPoint Energy Term Loan, 12.75%, 11/11/05[7,9]	1,000,000	1,065,400
	Entergy Gulf States, Inc., 3.31%, 12/01/09[7]	550,000	552,582
	NRG Energy Inc., Term Loan, 4.52%, 12/24/11[7,9]	998,594	1,011,476
	Power Contract Financing LLC, 5.20%, 02/01/06[4]	656,179	661,554
	Texas Genco First Lien Term Loan B, 4.45%, 12/08/11[7,9]	998,231	1,013,604
	Virginia Electric & Power Co., 8.25%, 03/01/25	250,000	259,413

			5,795,401

Energy—1.02%	Chesapeake Energy Corp., 8.13%, 04/01/11	1,000,000	1,065,000
	Tesoro Petroleum Corp., 9.63%, 11/01/08	1,154,000	1,243,435

			2,308,435

Entertainment —0.95%	News America, Inc., 3.26%[5], 02/28/21[8]	3,703,000	2,152,369

Finance—1.00%	Credit Suisse First Boston London, 9.65%, 03/24/10[4,7]	2,286,000	2,249,424

Health Care —0.27%	HCA, Inc., 6.91%, 06/15/05	600,000	606,748

Homebuilding —1.40%	Centex Corp., 9.75%, 06/15/05	565,000	570,810
	Ryland Group, Inc., 9.75%, 09/01/10	1,250,000	1,321,440
	Schuler Homes, Inc., 9.38%, 07/15/09	1,200,000	1,263,948

			3,156,198

Lodging—0.45%	La Quinta Inns, Inc., 7.40%, 09/15/05	1,000,000	1,015,000

Retail—0.37%	OfficeMax Inc. (MTN), 7.66%, 05/27/05	840,000	845,183

Technology —0.91%	Electronic Data Systems Corp., 7.13%, 05/15/05[4]	1,250,000	1,253,671
	Ingram Micro, Inc., 9.88%, 08/15/08	750,000	798,750

			2,052,421

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Transportation —1.42%	Air 2 US A, 8.03%, 10/01/20[4]	$717,664	$648,743
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	1,055,722	971,265
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	771,430	715,566
	Delta Air Lines Inc. 2003-1 G, 3.45%, 07/25/09[7]	861,645	863,356

			3,198,930

	Total Corporates (Cost $30,511,422)		30,207,341

MORTGAGE-BACKED—45.08%[3]
Commercial Mortgage-Backed —0.03%	Structured Asset Securities Corp. 1995-C4 G, 8.97%, 06/25/26[7]	69,177	67,786

Non-Agency Mortgage-Backed —23.45%	ABN Amro Mortgage Corp. 2002-1A 1A1, 5.85%, 06/25/32	92,797	92,988
	Banc of America Funding Corp. 2000-1 1A12, 6.75%, 11/20/32	584	583
	Banc of America Funding Corp. 2003-2 1A1, 6.50%, 06/25/32	235,323	241,721
	Bank of America Mortgage Securities 2002-9 3A1, 6.00%, 10/25/17	40,347	40,265
	Bank of America Mortgage Securities 2003-A 2A2, 4.57%, 02/25/33	74,555	74,442
	Citigroup Mortgage Loan Trust, Inc. 2004-2 2A1, 6.50%, 08/25/33[4]	2,673,627	2,730,025
	Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2, 6.50%, 10/25/33	3,012,415	3,082,077
	Citigroup Mortgage Loan Trust, Inc. 2003-UST1 A1, 5.50%, 12/25/18	1,423,057	1,435,955
	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.17%, 02/25/34[7]	1,095,257	1,102,603
	Countrywide Alternative Loan Trust 2004-J6 2A1, 6.50%, 11/25/31	2,417,725	2,470,733
	Countrywide Home Loans 2004-13 2A7, 6.00%, 08/25/34	613,947	613,180
	CS First Boston Mortgage Securities Corp. 2002-29 2A3, 7.00%, 10/25/32	779,499	789,393
	CS First Boston Mortgage Securities Corp. 2002-AR31 4A2, 5.36%, 11/25/32[7]	200,000	194,384
	DSLA Mortgage Loan Trust 2004-AR1 A2A, 3.26%, 09/19/44[7]	1,868,165	1,873,608
	Fifth Third Mortgage Loan Trust 2002-FTB1 5A1, 4.95%, 11/19/32[7]	355,576	355,723
	First Horizon Mortgage Pass-Through Trust 2002-AR2 2A1, 5.28%, 12/27/32[7]	434,314	437,030
	First Horizon Mortgage Pass-Through Trust 2003-AR2 1A1, 4.40%, 07/25/33[7]	1,037,285	1,031,321

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[6]	$13,348,851	$458,867
	IndyMac INDX Mortgage Loan Trust 2004-AR6 6A1, 5.56%, 10/25/34[7]	1,665,208	1,682,443
	IndyMac INDX Mortgage Loan Trust 2004-AR8 2A2A, 3.25%, 11/25/34[7]	1,098,948	1,099,635
	Mastr Adjustable Rate Mortgages Trust 2004-1 2A1, 3.56%, 01/25/34[7]	1,326,209	1,308,584
	Mastr Adjustable Rate Mortgages Trust 2004-5 3A1, 4.50%, 06/25/34[7]	1,318,762	1,308,578
	Mastr Adjustable Rate Mortgages Trust 2004-13 3A2, 3.79%, 12/21/34[7]	2,193,584	2,193,074
	Mastr Asset Securitization Trust 2002-6 B1, 6.13%, 10/25/32	1,434,416	1,440,390
	Mastr Seasoned Securities Trust 2004-1 4A1, 5.25%, 10/25/32[7]	1,901,930	1,921,232
	Mastr Seasoned Securities Trust 2004-2 A2, 6.50%, 08/25/32	2,549,344	2,613,516
	Mellon Residential Funding Corp. 1998-TBC1 A3, 3.73%, 10/25/28[7]	737,360	743,775
	Residential Accredit Loans, Inc. 2002-QS17 NB1, 6.00%, 11/25/32	317,648	320,699
	Residential Asset Mortgage Products, Inc. 2003-SL1 A11, 7.13%, 03/25/16	2,717,956	2,803,366
	Residential Asset Mortgage Products, Inc. 2004-SL1
	A2, 8.50%, 11/25/31	892,836	950,521
	A7, 7.00%, 11/25/31	223,004	230,340
	A8, 6.50%, 11/25/31	1,395,454	1,438,807
	Residential Asset Securitization Trust 2004-IP2 2A1, 5.26%, 12/25/34[7]	2,887,982	2,906,936
	Residential Funding Mortgage Securities I, Inc. 2002-S19 A2, 6.00%, 12/25/32	18,865	18,862
	Structured Asset Securities Corp. 2001-15A 4A1, 6.00%, 10/25/31	81,235	82,220
	Structured Asset Securities Corp. 2002-8A 6A, 6.82%, 05/25/32[7]	13,003	13,181
	Terwin Mortgage Trust 2004-13AL 2PX (IO), 0.34%, 08/25/34[4,6]	21,099,765	440,985
	Washington Mutual 2002-AR6 A, 3.42%, 06/25/42[7]	791,225	799,024
	Washington Mutual 2002-AR10 A6, 4.82%, 10/25/32	369,604	368,044
	Washington Mutual 2002-AR17 2A, 3.37%, 11/25/42[7]	2,299,891	2,307,944
	Washington Mutual 2002-AR18 A, 4.14%, 01/25/33[7]	1,818,852	1,798,518
	Washington Mutual 2003-AR1 A4, 4.13%, 03/25/33	149,307	149,129
	Washington Mutual 2004-AR12 A2A, 3.08%, 10/25/44[7]	1,647,671	1,653,787
	Washington Mutual 2005-AR1 A2A2, 2.94%, 01/25/45[7]	2,082,613	2,080,629
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS1 1A, 5.00%, 02/25/18	919,048	911,581

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 4A7, 5.50%, 02/25/33	$138,950	$138,871
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A, 7.00%, 12/25/33	922,823	948,481
	Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A, 7.00%, 03/25/34	785,377	810,862
	Wells Fargo Mortgage Backed Securities Trust 2002-18 1A8, 6.00%, 12/25/32	455,378	459,087

			52,967,999

U.S. Agency Mortgage-Backed —21.60%	Fannie Mae 1988-12 A, 7.37%, 02/25/18[7]	354,083	401,624
	Fannie Mae 1992-50 F, 3.38%, 04/25/07[7]	180,149	180,106
	Fannie Mae 1992-53 G, 7.00%, 04/25/07	98,170	100,322
	Fannie Mae 1993-210 PL, 6.50%, 04/25/23	950,000	974,908
	Fannie Mae 1993-80 S, 7.36%, 05/25/23[7]	28,494	28,446
	Fannie Mae 1994-55 S, 12.96%, 12/25/23[7]	32,268	35,151
	Fannie Mae 1997-23 PB, 6.63%, 01/25/22	180,974	183,916
	Fannie Mae 1999-19 TD, 6.50%, 04/25/13	87,589	87,982
	Fannie Mae 1999-41 PD, 6.50%, 08/25/13	40,109	40,364
	Fannie Mae 2000-27 AN, 6.00%, 08/25/30	46,668	47,602
	Fannie Mae 2001-31 SA, 12.00%, 11/25/17[7]	2,631,002	2,746,019
	Fannie Mae 2001-42 SB, 8.50%, 09/25/31	17,332	18,299
	Fannie Mae 2001-60 JZ, 6.00%, 03/25/31	496,114	503,603
	Fannie Mae 2001-68 PV, 6.00%, 11/25/18	250,000	258,075
	Fannie Mae 2002-9 PB, 6.00%, 11/25/14	15,051	15,037
	Fannie Mae 2002-97 PD, 5.00%, 03/25/22	1,215,000	1,218,875
	Fannie Mae 2003-124
	IO (IO), 5.25%, 03/25/31	1,704,756	161,981
	TS, 9.80%, 01/25/34[7]	410,027	448,965
	Fannie Mae 2003-13 GI (IO), 5.50%, 06/25/32	479,381	20,028
	Fannie Mae 2003-16 KA, 6.00%, 04/25/30	75	75
	Fannie Mae 2003-37 IG (IO), 5.50%, 05/25/32	924,034	112,021
	Fannie Mae 2003-6 UH (IO), 5.50%, 07/25/22	792,162	127,488
	Fannie Mae 2003-7 PA, 4.50%, 03/25/20	2,637,799	2,641,270
	Fannie Mae 2003-85 IE (IO), 5.50%, 06/25/29	307,653	30,626

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae 2004-96 MT, 7.00%, 12/25/34	$687,214	$667,414
	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	514,145	117,243
	Fannie Mae Pool 111643, 4.35%, 09/01/20[7]	43,529	43,621
	Fannie Mae Pool 190656, 6.50%, 02/01/14	734,909	769,056
	Fannie Mae Pool 254190, 5.50%, 02/01/09[7]	1,232,681	1,254,948
	Fannie Mae Pool 303683, 6.50%, 08/01/25	31,789	33,199
	Fannie Mae Pool 523829, 8.00%, 11/01/19	958,050	1,031,817
	Fannie Mae Pool 555098, 5.14%, 11/01/32[7]	659,374	667,190
	Fannie Mae Pool 555177, 4.89%, 01/01/33[7]	756,778	754,139
	Fannie Mae Pool 555207, 7.00%, 11/01/17	212,356	220,104
	Fannie Mae Pool 567002, 8.00%, 05/01/23	336,697	362,821
	Fannie Mae Pool 582521, 7.00%, 05/01/31	112,757	119,000
	Fannie Mae Pool 630599, 7.00%, 05/01/32	643,557	678,981
	Fannie Mae Pool 646884, 5.60%, 05/01/32[7]	59,700	61,568
	Fannie Mae Pool 647903, 3.52%, 04/01/27[7]	518,178	529,453
	Fannie Mae Pool 648860, 6.50%, 05/01/17	2,141,689	2,237,717
	Fannie Mae Pool 655127, 7.00%, 07/01/32	257,756	271,815
	Fannie Mae Pool 655133, 7.00%, 08/01/32	230,088	242,668
	Fannie Mae Pool 655151, 7.00%, 08/01/32	356,078	375,250
	Fannie Mae Pool 655928, 7.00%, 08/01/32	86,554	91,318
	Fannie Mae Pool 735207, 7.00%, 04/01/34	2,385,138	2,512,811
	Fannie Mae Pool 762525, 6.50%, 11/01/33	287,569	298,840
	Freddie Mac 1214 KA, 3.64%, 02/15/22[7]	43,882	44,077
	Freddie Mac 1526 L, 6.50%, 06/15/23	86,977	90,447
	Freddie Mac 1610 PM, 6.25%, 04/15/22	126,553	127,766
	Freddie Mac 1625 FC, 3.08%, 12/15/08[7]	53,506	52,233
	Freddie Mac 1660 HB, 6.50%, 07/15/08	99,216	99,159
	Freddie Mac 1662 L, 3.87%, 01/15/09[7]	22,928	22,857
	Freddie Mac 1695 EA, 7.00%, 12/15/23	40,640	41,264
	Freddie Mac 1702 TJ, 7.00%, 04/15/13	335,127	350,506
	Freddie Mac 2043 CJ, 6.50%, 04/15/28	192,642	201,978
	Freddie Mac 2161 PG, 6.00%, 04/15/28	61,142	62,279

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Freddie Mac 2419 VG, 6.50%, 12/15/12	$106,174	$107,955
	Freddie Mac 2451 SP, 10.76%, 05/15/09[7]	19,084	19,849
	Freddie Mac 2469 AK, 6.00%, 04/15/30	2,395,000	2,441,905
	Freddie Mac 2500 PE, 6.00%, 06/15/31	1,375,900	1,405,506
	Freddie Mac 2527 TI (IO), 6.00%, 02/15/32	1,286,256	186,135
	Freddie Mac 2535 LI (IO), 5.50%, 08/15/26	161,393	10,945
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	1,180,980	144,299
	Freddie Mac 2587 IH (IO), 5.00%, 08/15/25	2,000,000	290,592
	Freddie Mac 2588 IG (IO), 5.50%, 03/15/32	1,579,460	197,110
	Freddie Mac 2594 VK, 5.00%, 02/15/23	1,308,232	1,315,342
	Freddie Mac 2625 IO (IO), 5.00%, 12/15/31	132,035	17,711
	Freddie Mac 2631 IJ (IO), 5.00%, 10/15/26	515,000	87,370
	Freddie Mac 2642 BW (IO), 5.00%, 06/15/23	128,417	22,145
	Freddie Mac 2657 LX (IO), 6.00%, 05/15/18	828,838	134,476
	Freddie Mac 2809 HX (IO), 6.00%, 10/15/24	1,380,940	134,870
	Freddie Mac 2835 IB (IO), 5.50%, 01/15/19	928,072	87,950
	Freddie Mac 2836 XZ, 5.00%, 09/15/33	262,222	262,074
	Freddie Mac 2837 WZ, 5.00%, 08/15/19	350,330	349,733
	Freddie Mac 2844 AZ, 5.00%, 11/15/31	629,625	629,346
	Freddie Mac 2870 HZ, 4.50%, 10/15/19	1,549,622	1,549,560
	Freddie Mac 2905 JG, 7.00%, 09/15/34	1,449,187	1,508,582
	Freddie Mac Gold C90237, 6.50%, 11/01/18	428,331	447,095
	Freddie Mac Gold C90474, 7.00%, 08/01/21	682,740	721,310
	Freddie Mac Gold D93410, 6.50%, 04/01/19	548,327	572,044
	Freddie Mac Gold G10616, 5.50%, 07/01/09	563,780	570,652
	Freddie Mac Gold G11454, 5.50%, 07/01/15	1,595,453	1,630,551
	Freddie Mac Gold P20295, 7.00%, 10/01/29	424,681	446,353
	Freddie Mac Gold P50019, 7.00%, 07/01/24	33,395	34,804
	Freddie Mac Pool 390381, 3.37%, 02/01/37[7]	716,893	721,423
	Freddie Mac Pool 775554, 3.73%, 10/01/18[7]	15,112	15,219
	Freddie Mac Pool 865369, 5.46%, 06/01/22[7]	11,249	11,446
	Government National Mortgage Association 1999-38 SP (IO), 0.25%, 05/16/26[7]	497,693	435

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Government National Mortgage Association 2003-18 PI (IO), 5.50%, 10/20/26	$445,290	$14,427
	Government National Mortgage Association 2003-28 LI (IO), 5.50%, 02/20/32	1,286,992	167,804
	Government National Mortgage Association 2003-40 IW (IO), 5.50%, 07/20/29	235,000	37,700
	Government National Mortgage Association 2003-58 IG (IO), 5.50%, 05/17/29	100,000	20,795
	Government National Mortgage Association 2003-75 CI (IO), 5.50%, 01/20/21	512,932	41,113
	Government National Mortgage Association 2003-95 SB, 10.01%, 09/17/31[7]	687,237	708,854
	Government National Mortgage Association 2004-2 FW, 4.09%, 01/16/34[7]	1,308,653	1,336,591
	Government National Mortgage Association 2004-41 IE (IO), 5.50%, 05/20/30	2,500,000	502,148
	Government National Mortgage Association 2004-42 AB, 6.00%, 03/20/32	902,000	920,282
	Government National Mortgage Association Pool 80546, 4.00%, 10/20/31[7]	306,182	311,517
	Government National Mortgage Association Pool 80614, 3.50%, 07/20/32[7]	459,588	462,998
	Government National Mortgage Association Pool 8339, 4.13%, 12/20/23[7]	224,010	227,526
	Government National Mortgage Association Pool 8684, 3.75%, 08/20/25[7]	352,458	357,141
	Government National Mortgage Association Pool O30092, 5.50%, 10/01/15	407,038	412,481
	Government National Mortgage Association Pool 81018, 4.00%, 08/20/34[7]	1,320,092	1,342,702

			47,755,188

	Total Mortgage-Backed (Cost $102,123,562)		100,790,973

U.S. AGENCY SECURITIES—1.58%
U.S. Agency Securities—1.58%	Fannie Mae, 2.99%, 11/29/06	1,530,000	1,520,820
	Freddie Mac, 2.29%, 06/02/09[7]	2,060,000	2,060,006

			3,580,826

	Total U.S. Agency Securities (Cost $3,592,843)		3,580,826

	Total Bonds (Cost $194,118,482)		192,645,890

SHORT TERM INVESTMENTS 15.02%
Commercial Paper —0.31%	CIT Group Inc., 2.70%[5], 05/09/05	695,000	692,941

	Issues	Principal Amount	Value

Short Term Investments (continued) Money Market RIC —1.36%	J.P. Morgan Prime Money Market Fund	$3,071,000	$3,071,000

U.S. Agency Discount Notes —13.35%	Fannie Mae,
	2.70%[5], 05/18/05	2,000,000	1,992,780
	2.76%[5], 05/25/05	5,900,000	5,875,265
	3.07%[5], 09/26/05	3,500,000	3,445,747
	3.09%[5], 09/26/05	2,300,000	2,264,348
	3.14%[5], 10/03/05	2,000,000	1,966,854
	3.15%[5], 10/11/05	2,700,000	2,653,317
	3.17%[5], 10/14/05	4,500,000	4,420,989
	Freddie Mac,
	2.96%[5], 06/28/05	5,000,000	4,965,470
	3.18%[5], 10/11/05	2,600,000	2,555,046

			30,139,816

	Total Short Term Investments (Cost $33,908,308)		33,903,757

	Total Investments—100.32% (Cost $228,026,790)[1]		226,549,647

	Liabilities Less Cash and Other Assets—(0.32)%		(715,404)

	Net Assets—100.00%		$225,834,243

WRITTEN CALL OPTIONS

Contracts (000’s)		Exercise Price	Proceeds	Market Value
3,703	News America, Inc. Expire July 2005	$59.525	$—	$(22,477)

	Total Written Call Options		$—	$(22,477)

SWAPS: INTEREST RATE

Notional Amount (000’s)		Unrealized Appreciation
2,201	Pay a fixed rate of 0.00% and the Fund will receive 3 month LIBOR plus 45 basis points from the counterparty. Counterparty: Morgan Stanley Dean Witter & Co. Expire 02/08/06	$89,131

Notes:

[1]	Cost for Federal income tax purposes is $223,031,219 and net unrealized appreciation consists of:

Unrealized (Depreciation)
Gross unrealized appreciation	$2,826,445
Gross unrealized depreciation	(4,308,017)

Net unrealized (depreciation)	$(1,481,572)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $15,137,224 representing 6.70% of total net assets.

See accompanying notes to financial statements.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2005

[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[8]	Securities, or a portion there of, pledged as collateral with a value of $2,152,369 for options.
[9]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
11/30/04	CenterPoint Energy Term Loan, 12.75%, 11/11/05	$1,052,344	$1,065,400	0.47%
12/20/04	NRG Energy Inc., Term Loan, 4.52%, 12/24/11	998,594	1,011,476	0.45%
12/08/04	Texas Genco First Lien Term Loan B, 4.45%, 12/08/11	998,231	1,013,604	0.45%

		$3,049,169	$3,090,480	1.37%

*	The aggregate value of fair valued securities is $16,481,163, which is 7.30% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

(MTN): Medium term note

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Issues	Principal Amount	Value

BONDS 92.12%
ASSET-BACKED SECURITIES—23.23%[3]
ABFS Mortgage Loan Trust 2002-2 A7, 5.22%, 07/15/33	$3,628,907	$3,640,230
Aerofreighter Finance Trust A A, 7.85%, 12/15/09[4]	287,937	285,260
Aircraft Lease Portfolio Securitization Ltd. 1996-1 CX, 4.66%, 06/15/06[6,7]	948,593	26,940
AMRESCO Residential Securities Mortgage Loan Trust 1998-2 B1F, 7.72%, 06/25/28	325,668	322,615
ARG Funding Corp. 2003-1A B, 4.60%, 03/20/07[4,7]	7,000,000	7,006,320
Bayview Financial Acquisition Trust 2005-A A1, 3.35%, 02/28/40[4,7]	3,000,000	3,000,300
Bear Stearns Asset Backed Securities, Inc. 2000-2 M2, 8.28%, 08/25/30	5,995,000	6,386,593
Castle Trust 2003-1AW A1, 3.56%, 05/15/27[4,7]	4,872,275	4,874,687
Conseco Finance 2001-A IM2, 8.02%, 03/15/32	2,231,559	2,308,832
Conseco Finance 2001-D A5, 6.19%, 11/15/32	1,500,000	1,545,773
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	1,157,210	1,174,734
Conseco Finance Securitizations Corp. 2001-3 AIO (IO), 2.50%, 05/01/33[6]	20,750,000	913,643
Credit-Based Asset Servicing and Securitization LLC 2004-CB4 A2, 4.10%, 05/25/35	6,000,000	5,982,801
Credit-Based Asset Servicing and Securitization LLC 2004-CB7 AV2A, 3.03%, 10/25/34[7]	7,002,878	7,008,332
Delta Funding Home Equity Loan Trust 1996-2 A5, 8.01%, 10/25/27	1,168,891	1,170,411
Empire Funding Home Loan Owner Trust 1999-1 M2, 9.00%, 05/25/30	2,418,606	2,467,485
Equity One ABS, Inc. 2002-2 AF3, 5.77%, 10/25/32	3,322,569	3,365,234
Equity One ABS, Inc. 2004-3 AF1, 3.01%, 07/25/34[7]	6,546,997	6,552,160
First Alliance Mortgage Loan Trust 1994-3 A1, 7.83%, 10/25/25	18,779	18,727
First Union Home Equity Loan Trust 1997-3 B, 7.39%, 03/25/29	177,882	165,675
Firstcity Capital Home Equity Funding Corp. 1998-1 A4, 7.47%, 06/25/28[4]	446,583	445,755
Green Tree Financial Corp. 1994-1 A5, 7.65%, 04/15/19	1,534,793	1,604,839

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Green Tree Financial Corp. 1995-10
	A6, 7.05%, 01/15/27	$2,249,354	$2,303,707
	B1, 7.05%, 01/15/27	3,526,781	2,896,870
	Green Tree Home Improvement Loan Trust 1997-E HEM2, 7.48%, 01/15/29	3,600,017	3,602,267
	Green Tree Home Improvement Loan Trust 1998-B
	HEB2, 8.49%, 11/15/29	4,965,028	3,648,426
	HEM2, 7.33%, 11/15/29	2,619,649	2,624,427
	Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS, 7.24%, 12/15/22	1,518,649	1,521,124
	Irwin Acquisition Trust 2000-A1A M1, 8.85%, 07/25/10[4]	3,894,790	3,971,863
	Lehman ABS Manufactured Housing Contract 2001-B
	AIO2 (IO), 1.10%, 10/15/05[6]	294,000,000	1,651,986
	AIOC (IO), 0.02%, 05/15/41[6,7]	493,475,705	7,636,537
	Mastr Asset Backed Securities Trust 2004-WMC3 A3, 3.00%, 10/25/34[7]	5,276,081	5,280,098
	Mellon Residential Funding Corp. 2001-HEIL A4, 6.62%, 02/25/21	2,622,219	2,656,102
	Metris Master Trust 2000-3 A, 3.11%, 09/21/09[7]	8,970,000	8,961,538
	New Century Home Equity Loan Trust 2004-4 A3, 2.99%, 02/25/35[7]	9,306,462	9,312,203
	North Street 2000-1A C, 4.48%, 04/28/11[4,6,7]	3,500,000	1,578,150
	Novastar NIM Trust 2003-N1, 7.39%, 09/26/33[4]	7,524	7,523
	Oakwood Mortgage Investors, Inc. 2000-D A2, 6.74%, 07/15/18	164,745	164,471
	Oakwood Mortgage Investors, Inc. 2002-B
	A1, 3.04%, 05/15/13[7]	1,036,763	882,133
	A2, 5.19%, 09/15/19	643,602	558,928
	AIO (IO), 6.00%, 05/15/10[6]	17,310,855	3,170,968
	Pegasus Aviation Lease Securitization 2000-1 B1, 8.08%, 03/25/30[4,6]	8,806,150	690,402
	Residential Asset Mortgage Products, Inc. 2001-RS1 AI4, 7.01%, 03/25/31	1,195,644	1,206,488
	Residential Asset Mortgage Products, Inc. 2002-RS3 AI4, 6.14%, 06/25/32	575,682	575,300
	Residential Asset Mortgage Products, Inc. 2004-RS11 A1, 2.99%, 02/25/26[7]	5,219,503	5,223,507
	Structured Asset Investment Loan Trust 2004-1 A2, 3.05%, 02/25/34[7]	4,221,988	4,217,089

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Structured Asset Receivables Trust 2003-1, 2.64%, 01/21/10[4,7]	$5,569,795	$5,548,630
	Structured Asset Receivables Trust 2003-2, 2.54%, 01/21/09[4,7]	2,298,731	2,298,731
	Structured Settlements Fund 1999-A A, 7.25%, 12/20/15[4]	1,836,110	1,865,373
	Terwin Mortgage Trust 2003-3SL AX (IO), 12.00%, 10/25/33[4,6]	4,914,533	400,043
	Terwin Mortgage Trust 2003-5SL AX (IO), 10.00%, 10/25/34[6]	9,457,241	847,842
	Terwin Mortgage Trust 2004-1HE A1, 3.36%, 02/25/34[4,7]	1,898,957	1,901,330
	Terwin Mortgage Trust 2004-7HE A1, 3.40%, 07/25/34[4,7]	2,408,826	2,410,308

	Total Asset-Backed Securities (Cost $160,558,163)		149,881,710

CORPORATES—30.14%[2]
Automotive —5.50%	DaimlerChrysler NA Holding Corp., 3.20%, 03/07/07[7]	8,000,000	8,005,432
	Ford Motor Credit Co.,
	6.50%, 01/25/07	1,000,000	1,010,569
	4.00%, 03/21/07[7]	7,213,000	7,230,441
	3.92%, 09/28/07[7] (MTN)	3,470,000	3,386,227
	4.05%, 01/15/10[7]	3,200,000	3,106,288
	General Motors Acceptance Corp.,
	4.38%, 12/10/07 (MTN)	4,560,000	4,196,595
	5.11%, 12/01/14[7]	8,848,000	7,617,447
	General Motors Corp., 7.20%, 01/15/11	1,018,000	920,069

			35,473,068

Banking—1.41%	Citicorp Lease, 7.22%, 06/15/05[4]	3,375,107	3,400,049
	Deutsche Bank Luxembourg SA, 6.83%, 12/28/07[4]	4,128,000	4,340,654
	J.P. Morgan Chase & Co. (MTN), 8.55%, 07/23/13[7]	1,500,000	1,352,274

			9,092,977

Communications —3.15%	ALLTEL Corp., 4.66%, 05/17/07	5,000,000	5,032,925
	CSC Holdings Inc., 7.25%, 07/15/08	3,775,000	3,888,250
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	7,250,000	7,367,812
	Qwest Corp., 6.63%, 09/15/05	1,000,000	1,010,000
	Sprint Capital Corp., 4.78%, 08/17/06	3,000,000	3,019,443

			20,318,430

Electric—3.39%	Georgia Power Capital Trust VI, 4.88%, 11/01/42[7]	10,860,000	10,888,736
	Pinnacle West Capital Corp., 3.54%, 11/01/05[7]	5,560,000	5,563,753

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Electric (continued)	Power Contract Financing LLC, 5.20%, 02/01/06[4]	$2,549,214	$2,570,097
	Power Receivables Finance, 6.29%, 01/01/12[4]	2,792,344	2,877,014

			21,899,600

Entertainment —0.91%	News America, Inc., 3.26%[5], 02/28/21[8]	10,097,000	5,868,881

Finance—2.35%	Credit Suisse First Boston London, 9.65%, 03/24/10[4,7]	6,764,000	6,655,776
	FINOVA Group Inc., 7.50%, 11/15/09	3,415,915	1,494,463
	Meridian Funding Co. LLC, 2.75%, 10/06/08[4,7]	7,000,000	7,004,109

			15,154,348

Foreign Agencies —0.59%	Pemex Finance Ltd., 8.88%, 11/15/10	3,334,000	3,829,316

Health Care —0.74%	HCA, Inc.,
	6.91%, 06/15/05	2,590,000	2,619,130
	7.13%, 06/01/06	2,100,000	2,171,173

			4,790,303

Insurance—0.72%	Farmers Insurance Exchange Capital, 6.00%, 08/01/14[4]	1,900,000	1,929,819
	Odyssey Re Holdings Corp., 7.65%, 11/01/13	2,500,000	2,716,437

			4,646,256

Natural Gas —0.78%	Sempra Energy, 4.62%, 05/17/07	5,000,000	5,022,340

Real Estate Investment Trust (REIT)—4.69%	Colonial Realty LP, 7.00%, 07/14/07	4,964,000	5,186,472
	CPG Partners LP, 8.25%, 02/01/11	3,330,000	3,816,913
	Duke Realty LP, 3.31%, 12/22/06[7]	2,917,000	2,918,800
	EOP Operating LP, 3.70%, 10/01/10[7]	3,204,000	3,240,651
	Highwoods Properties, Inc., 7.00%, 12/01/06	4,500,000	4,655,583
	JDN Realty Corp., 6.95%, 08/01/07	5,000,000	5,247,665
	Westfield Capital Corp., 3.05%, 11/02/07[4,7]	5,175,000	5,187,741

			30,253,825

Secured Assets —0.85%	Ingress I Ltd. B-A, 7.38%, 03/30/40[4]	6,000,000	5,516,250

Technology —0.29%	Deluxe Corp., 3.50%, 10/01/07	1,900,000	1,852,015

Transportation —4.77%	Air 2 US A, 8.03%, 10/01/20[4]	8,889,703	8,035,980
	American Airlines, Inc. 2001-2 A2, 7.86%, 04/01/13	1,296,000	1,324,777
	Continental Airlines, Inc. 1997-4 A, 6.90%, 07/02/19	3,369,955	3,308,810
	Continental Airlines, Inc. 1999-1 A, 6.55%, 08/02/20	4,045,472	3,946,913
	Continental Airlines, Inc. 2001-1 A1, 6.70%, 12/15/22	1,430,057	1,368,715

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Transportation (continued)	Continental Airlines, Inc. 2002-1 G2, 6.56%, 08/15/13	$2,105,000	$2,210,729
	Delta Air Lines, Inc. 2001-1
	A1, 6.62%, 09/18/12	435,750	418,920
	A2, 7.11%, 03/18/13	1,430,000	1,353,429
	Northwest Airlines Inc. 2001-1 A1, 7.04%, 10/01/23	2,178,772	2,156,683
	United Air Lines, Inc. 1997-1 1A, 2.63%, 03/02/14[7]	7,210,322	6,669,548

			30,794,504

	Total Corporates (Cost $198,601,410)		194,512,113

MORTGAGE-BACKED SECURITIES—26.76%[3]
Commercial Mortgage-Backed —0.82%	Beckman Coulter, Inc. 2000-A A, 7.50%, 12/15/18[4]	3,000,000	3,099,375
	Structured Asset Securities Corp. 1995-C4 G, 8.97%, 06/25/26	2,236,492	2,191,539

			5,290,914

Non-Agency Mortgage-Backed —21.27%	Banco De Credito y Securitizacion SA 2001-1 AF, 8.00%, 05/31/10[4,6]	3,952,558	1,375,095
	BHN Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,6]	4,121,427	1,433,844
	Blackrock Capital Finance LP 1997-R2 AP, 7.90%, 12/25/35[4,7]	44,277	48,414
	Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2, 6.50%, 10/25/33	169,980	173,910
	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.17%, 02/25/34[7]	547,629	551,302
	Commercial Mortgage Asset Trust 1999-C1 A1, 6.25%, 01/17/32	5,858,460	5,923,413
	Countrywide Alternative Loan Trust 2005-16 1A1, 3.82%, 05/25/35	9,450,000	9,624,003
	Countrywide Home Loans 2005-3 1A3, 3.09%, 04/25/35[7]	9,449,630	9,464,041
	CS First Boston Mortgage Securities Corp 2004-C5 A2, 4.18%, 11/15/37	5,800,000	5,688,753
	DLJ Mortgage Acceptance Corp. 1994-Q8 IIS (IO), 1.95%, 05/25/24[6,7]	1,486,372	3,421
	DLJ Mortgage Acceptance Corp. 1996-QA S (IO), 3.08%, 01/25/26[4,6,7]	1,644,437	2,056
	DLJ Mortgage Acceptance Corp. 1997-CF1 A1B, 7.60%, 05/15/30[4]	1,474,916	1,552,035
	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[6]	36,997,372	1,271,785
	IndyMac INDX Mortgage Loan Trust 2004-AR7 A2, 3.28%, 09/25/34[7]	6,762,595	6,788,609

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed Securities (continued) Non-Agency Mortgage-Backed (continued)	IndyMac INDX Mortgage Loan Trust 2004-AR8 2A2A, 3.25%, 11/25/34[7]	$7,683,083	$7,687,885
	IndyMac INDX Mortgage Loan Trust 2004-AR12 A1, 3.24%, 12/25/34[7]	8,001,232	8,015,312
	Mastr Adjustable Rate Mortgages Trust 2004-1 2A1, 3.56%, 01/25/34[7]	5,223,052	5,153,640
	Mastr Adjustable Rate Mortgages Trust 2004-5 3A1, 4.50%, 06/25/34[7]	6,970,597	6,916,767
	Mastr Asset Securitization Trust 2002-6 B1, 6.13%, 10/25/32	8,214,420	8,248,634
	Mastr Seasoned Securities Trust 2004-1 4A1, 5.25%, 10/25/32[7]	7,607,719	7,684,929
	Prudential Home Mortgage Securities 1995-A 2B, 8.73%, 03/28/25	64,333	64,333
	Residential Asset Mortgage Products, Inc. 2004-SL1 A7, 7.00%, 11/25/31	5,003,990	5,168,603
	Residential Asset Securitization Trust 2002-A15 A3, 5.50%, 01/25/33	150,699	150,525
	Ryland Acceptance Corp. IV 28 1, 11.50%, 12/25/16	113,525	116,098
	SLH Mortgage Trust 1990-1 G, 9.60%, 03/25/21	14,271	14,247
	Washington Mutual 2002-AR17 2A, 3.37%, 11/25/42[7]	8,739,585	8,770,188
	Washington Mutual 2002-AR18 A, 4.14%, 01/25/33[7]	4,298,086	4,250,036
	Washington Mutual 2004-AR10 A2A, 2.94%, 07/25/44[7]	8,068,299	8,059,997
	Washington Mutual 2004-AR12 A4A, 2.94%, 10/25/44[7]	7,789,573	7,787,512
	Washington Mutual 2005-AR2 2A21, 3.02%, 01/25/45[7]	8,051,990	8,078,562
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1, 5.00%, 03/25/18	7,304,692	7,222,806

			137,290,755

U.S. Agency Mortgage-Backed —4.67%	Fannie Mae 1993-95 SB, 15.05%, 06/25/08[7]	119,683	136,048
	Fannie Mae 1997-44 SB (IO), 4.68%, 06/25/08[7]	1,533,228	60,266
	Fannie Mae 1997-76 FS, 3.29%, 09/17/27[7]	192,217	193,748
	Fannie Mae 2001-60 JZ, 6.00%, 03/25/31	1,080,886	1,097,201
	Fannie Mae 2002-65 TP, 7.00%, 03/25/31	1,487,178	1,506,003
	Fannie Mae 2003-90 UD (IO), 5.50%, 10/25/26	6,731,818	1,256,305
	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	1,602,046	365,323
	Fannie Mae Pool 555177, 4.89%, 01/01/33[7]	322,892	321,766

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed Securities (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae Pool 567002, 8.00%, 05/01/23	$352,732	$380,099
	Fannie Mae TBA,
	5.00%, 04/15/20	5,952,000	5,948,280
	6.50%, 04/15/35	5,190,000	5,386,244
	Freddie Mac 1164 O, 9.34%, 11/15/06[7]	38,966	810
	Freddie Mac 2544 PI (IO), 5.50%, 08/15/16	1,111,073	4,262
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	2,277,483	278,277
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	7,732,547	1,076,739
	Freddie Mac 2625 (IO), 5.00%, 12/15/31	8,274,197	1,109,862
	Freddie Mac Gold C46104, 6.50%, 09/01/29	127,417	132,743
	Freddie Mac Gold E96701, 5.00%, 05/01/18	361,184	361,884
	Freddie Mac Gold P50019, 7.00%, 07/01/24	275,433	287,053
	Freddie Mac Pool 390381, 3.37%, 02/01/37[7]	307,240	309,181
	Freddie Mac Pool 786781, 4.57%, 08/01/29[7]	543,173	561,192
	Government National Mortgage Association 2003-28 LI (IO), 5.50%, 02/20/32	5,336,310	695,774
	Government National Mortgage Association 2003-40 IW (IO), 5.50%, 07/20/29	6,047,273	970,143
	Government National Mortgage Association 2003-75 CI (IO), 5.50%, 01/20/21	4,256,189	341,146
	Government National Mortgage Association Pool 1849, 8.50%, 08/20/24	5,269	5,790
	Government National Mortgage Association Pool 2020, 8.50%, 06/20/25	18,598	20,450
	Government National Mortgage Association Pool 2286, 8.50%, 09/20/26	11,004	11,964
	Government National Mortgage Association Pool 2487, 8.50%, 09/20/27	51,565	56,045
	Government National Mortgage Association Pool 422972, 6.50%, 07/15/29	114,944	120,288
	Government National Mortgage Association Pool 80589, 4.00%, 03/20/32[7]	705,675	717,967
	Government National Mortgage Association Pool 80968, 4.00%, 07/20/34[7]	6,281,921	6,389,515

			30,102,368

	Total Mortgage-Backed (Cost $178,386,389)		172,684,037

	Issues	Principal Amount	Value

Bonds (continued)

U.S. AGENCY SECURITIES—2.79%
U.S. Agency Securities—2.79%	Fannie Mae,
	2.55%, 10/27/06	$7,382,000	$7,308,180
	2.99%, 11/29/06	5,709,000	5,674,746
	5.00%, 04/06/10	4,982,000	5,020,361

			18,003,287

	Total U.S. Agency Securities (Cost $18,072,524)		18,003,287

U.S. TREASURY SECURITIES—9.20%
U.S. Treasury Notes—9.20%	U.S. Treasury Notes,
	3.00%, 11/15/07	23,046,000	22,552,677
	3.38%, 09/15/09	38,003,000	36,843,643

			59,396,320

	Total U.S. Treasury Securities (Cost $59,792,637)		59,396,320

	Total Bonds (Cost $615,411,123)		594,477,467

		Shares

COMMON STOCK 0.25%
Communications —0.25%	MCI Inc.	65,877	1,641,655

	Total Common Stock (Cost $2,877,402)		1,641,655

		Principal Amount

SHORT TERM INVESTMENTS 10.62%
Commercial Paper —3.86%	CIT Group Inc.
	2.63%[5], 04/19/05	$6,200,000	6,191,704
	2.67%[5], 05/02/05	6,200,000	6,185,350
	Credit Suisse First Boston NY, 2.63%[5], 04/15/05	5,250,000	5,244,651
	DaimlerChrysler NA Holding Corp., 3.11%[5], 07/07/05	7,345,000	7,280,106

			24,901,811

Money Market RIC —2.30%	J.P. Morgan Prime Money Market Fund	14,812,000	14,812,000

U.S. Agency Discount Notes —4.46%	Fannie Mae,
	3.14%[5], 09/26/05	6,200,000	6,103,894
	3.21%[5], 10/11/05	17,000,000	16,706,070
	Freddie Mac, 2.98%[5], 06/28/05	6,000,000	5,958,564

			28,768,528

	Total Short Term Investments (Cost $68,493,230)		68,482,339

	Total Investments—102.99% (Cost $686,781,755)[1]		664,601,461

	Liabilities Less Cash and Other Assets—(2.99)%		(19,271,838)

	Net Assets—100.00%		$645,329,623

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2005

WRITTEN CALL OPTIONS

Contracts (000’s)		Exercise Price	Proceeds	Market Value
10,097	News America, Inc. Expire July 2005	$59.525	—	$(61,289)

	Total Written Call Options		—	$(61,289)

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)

478	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 4.55% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(11,982)
478	Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 6.35% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(21,519)
478	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 5.00% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(10,022)
478	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 4.80% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(9,854)
478	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 4.65% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(12,393)

Notional Amount (000’s)		Unrealized (Depreciation)

478	Pay a fixed rate equal to 2.05% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 5.05% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	$(12,393)
796	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 4.35% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(20,654)
796	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 5.00% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(20,654)
478	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 4.55% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(12,318)
478	Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 5.95% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(20,810)
478	Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 5.10% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(11,104)
478	Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Mastr Asset Backed Securities Trust 2004-WMC2 M5, 5.25% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(8,790)

See accompanying notes to financial statements.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Notional Amount (000’s)		Unrealized (Depreciation)
478	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 4.80% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	$(14,333)
796	Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 5.10% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(10,358)
478	Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 5.55% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(26,253)
478	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 4.70% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(11,086)

	Net unrealized (depreciation)	$(234,523)

SWAPS: INTEREST RATE

Notional Amount (000’s)		Unrealized Appreciation
6,000	Pay a fixed rate of 0.00% and the Fund will receive 3 month LIBOR plus 45 basis points from the counterparty. Counterparty: Morgan Stanley Dean Witter & Co. Expire 02/08/06	$243,035

Notes:

[1]	Cost for Federal income tax purposes is $687,064,082 and net unrealized depreciation consists of:

Unrealized (Depreciation)
Gross unrealized appreciation	$25,966,949
Gross unrealized depreciation	(48,429,570)

Net unrealized (depreciation)	$(22,462,621)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $91,312,983 representing 14.15% of total market value
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[8]	Securities, or a portion there of, pledged as collateral with a value of $5,868,881 for options.
*	The aggregate value of fair valued securities is $62,520,533, which is 9.69% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(EMTN): Euro medium term note

(IO): Interest only

(MTN): Medium term note

(TBA): To be announced

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Issues	Principal Amount	Value

BONDS 95.19%
ASSET-BACKED SECURITIES—20.22%[3]
ABFS Mortgage Loan Trust 2002-2 A7, 5.22%, 07/15/33	$235,879	$236,615
Bear Stearns Asset Backed Securities, Inc. 2001-A AI4, 6.82%, 02/15/31	220,202	223,334
Centex Home Equity 2002-D AIO (IO), 4.29%, 11/25/05[6,7]	511,791	10,993
Centex Home Equity 2005-A AF1, 3.70%, 06/25/22	587,198	584,629
Conseco Finance 2001-A IIM2, 8.81%, 03/15/32	300,000	313,227
Conseco Finance 2001-D A5, 6.19%, 11/15/32	500,000	515,258
Conseco Finance 2002-A A5, 7.05%, 04/15/32	426,847	446,906
Conseco Finance 2002-C BF2, 8.00%, 06/15/32[4]	383,917	385,606
Credit-Based Asset Servicing and Securitization LLC 2004-CB8 AF1, 3.63%, 12/25/33	582,922	578,088
GMAC Mortgage Corporation Loan Trust 2000-CL1 B, 9.00%, 06/25/26	285,632	287,100
Green Tree Financial Corp. 1997-6 B1, 7.17%, 01/15/29	800,000	135,397
Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	371	372
HPSC Equipment Receivables LLC 2003-1A F, 13.95%, 07/20/11[4]	138,328	141,094
JP Morgan RV Marine Trust 2004-1A A1, 3.12%, 04/15/11[4]	556,527	550,092
Keystone Owner Trust 1998-P1 M2, 7.93%, 05/25/25[4]	227,233	232,106
Metris Master Trust 2000-3 A, 3.11%, 09/21/09[7]	300,000	299,717
Metris Master Trust 2001-2 A, 3.17%, 11/20/09[7]	100,000	100,073
Mid-State Trust 2004-1 B, 8.90%, 08/15/37	423,506	447,693
Oakwood Mortgage Investors, Inc. 1997-A A5, 7.13%, 05/15/27	235,800	241,321
Oakwood Mortgage Investors, Inc. 2001-D
A2, 5.26%, 01/15/19	312,483	238,822
A3, 5.90%, 09/15/22	371,673	295,571
Oakwood Mortgage Investors, Inc. 2002-B A1, 3.04%, 05/15/13[7]	115,196	98,015
Residential Asset Mortgage Products, Inc. 2002-RS5 AI5, 5.41%, 09/25/32	500,000	504,864
Residential Asset Mortgage Products, Inc. 2003-RS2 AI5, 5.49%, 03/25/33	600,000	605,318
Residential Asset Mortgage Products, Inc. 2004-RS12 AI2, 3.77%, 02/25/27	675,000	665,945
Structured Asset Receivables Trust 2003-1, 2.64%, 01/21/10[4]	497,303	495,413
Terwin Mortgage Trust 2004-1HE A1, 3.36%, 02/25/34[4,7]	150,578	150,766

	Issues	Principal Amount	Value

Bonds (continued) Asset-backed Securities (continued)	UCFC Home Equity Loan 1998-D
	BF1, 8.97%, 04/15/30	$3,657	$3,851
	MF1, 6.91%, 04/15/30	500,000	508,392

	Total Asset-Backed Securities (Cost $9,550,182)		9,296,578

CORPORATE BONDS—28.27%[2]
Automotive —4.36%	Ford Motor Credit Co.,
	7.25%, 10/25/11	695,000	686,725
	7.38%, 02/01/11	300,000	298,408
	General Motors Acceptance Corp.,
	6.88%, 09/15/11	474,000	429,434
	8.00%, 11/01/31	1,000	873
	General Motors Corp.,
	7.20%, 01/15/11	100,000	90,380
	8.25%, 07/15/23	500,000	432,857
	8.38%, 07/15/33	76,000	65,193

			2,003,870

Banking—1.54%	Danske Bank A/S, 5.91%, 12/29/49[4,7]	120,000	125,680
	Greenpoint Capital Trust I, 9.10%, 06/01/27	227,000	254,187
	National Capital Trust II, 5.49%, 12/29/49[4,7]	327,000	328,605

			708,472

Communications —2.32%	CSC Holdings Inc., 7.25%, 07/15/08	125,000	128,750
	Qwest Corp.,
	5.63%, 11/15/08	489,000	487,778
	7.88%, 09/01/11[4]	175,000	181,125
	Sprint Capital Corp., 4.78%, 08/17/06	270,000	271,750

			1,069,403

Electric—3.27%	Calpine Corp., 8.41%, 07/15/07[4,7]	689,500	592,970
	Power Contract Financing LLC, 5.20%, 02/01/06[4]	164,047	165,391
	Power Receivables Finance LLC, 6.29%, 01/01/12[4]	575,449	592,898
	Southern California Edison Co., 8.00%, 02/15/07	143,000	152,334

			1,503,593

Entertainment —0.96%	News America, Inc., 3.26%[5], 02/28/21[9]	756,000	439,425

Finance—1.49%	Credit Suisse First Boston London, 9.65%, 03/24/10[4,7]	448,000	440,832
	Goldman Sachs Group, LP, 5.00%, 10/01/14	250,000	242,734

			683,566

Foreign Agencies —0.94%	Pemex Finance Ltd., 8.88%, 11/15/10	375,000	430,712

Health Care —.87%	HCA, Inc., 5.25%, 11/06/08	400,000	401,580

Insurance —4.62%	Axis Capital Holdings Ltd., 5.75%, 12/01/14	320,000	324,683
	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	375,000	363,750

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Corporate Bonds (continued) Insurance (continued)	Farmers Exchange Capital,
	7.05%, 07/15/28[4]	$410,000	$429,370
	7.20%, 07/15/48[4]	115,000	121,132
	Nationwide Mutual Insurance Co., 6.60%, 04/15/34[4]	440,000	443,115
	Odyssey Re Holdings Corp., 7.65%, 11/01/13	200,000	217,315
	Stingray Pass-Through Trust, 5.90%, 01/12/15[4]	225,000	222,737

			2,122,102

Natural Gas —0.63%	El Paso Corp., 7.00%, 05/15/11	300,000	289,500

Real Estate Investment Trust (REIT)—3.52%	Colonial Realty LP, 4.75%, 02/01/10	586,000	576,782
	CPG Partners LP, 8.25%, 02/01/11	330,000	378,253
	EOP Operating LP, 3.70%, 10/01/10[7]	450,000	455,147
	Prime Property Funding, 5.60%, 06/15/11[4]	206,000	209,328

			1,619,510

Transportation —3.75%	Air 2 US A, 8.03%, 10/01/20[4]	671,016	606,575
	American Airlines, Inc. 1999-1 A2, 7.02%, 04/15/11	110,000	111,210
	American Airlines, Inc. 2001-2 A2, 7.86%, 04/01/13	20,000	20,444
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	15,390	14,470
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	91,496	84,176
	Continental Airlines, Inc. 1998-2 A, 6.41%,10/15/08	233,161	216,276
	Continental Airlines, Inc. 2000-1 A1, 8.05%, 05/01/22	252,627	249,241
	Continental Airlines, Inc. 2001-1 A1, 6.70%, 12/15/22	80,657	77,198
	Delta Air Lines, Inc. 2000-1 A1, 7.38%, 11/18/11	134,052	128,563
	Delta Air Lines, Inc. 2001-1 A2, 7.11%, 03/18/13	10,000	9,465
	Northwest Airlines Inc. 2001-1 A1, 7.04%, 10/01/23	160,587	158,959
	United Air Lines, Inc. 2000-2
	A1, 7.03%, 04/01/12	31,361	29,087
	A2, 7.19%, 10/01/12	19,632	18,355

			1,724,019

	Total Corporates (Cost $13,085,256)		12,995,752

MORTGAGE-BACKED—29.00%[3]
Non-Agency Mortgage-Backed —17.29%	ABN Amro Mortgage Corp. 2002-1A 1A1, 5.85%, 06/25/32	49,128	49,229
	Bank of America Mortgage Securities 2003-1 2A4, 5.00%, 02/25/18	400,200	397,699
	Countrywide Home Loans 2005-3 1A3, 3.09%, 04/25/35[7]	698,879	699,945
	First Horizon Mortgage Pass-Through Trust 2002-7 2A2, 5.25%, 12/25/17	616,892	619,939

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	First Union Commercial Mortgage Trust 1999-C1 A2, 6.07%, 10/15/35	$625,000	$654,684
	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[6]	2,627,062	90,305
	IndyMac INDX Mortgage Loan Trust 2004-AR6 6A1, 5.56%, 10/25/34[7]	555,652	561,402
	IndyMac INDX Mortgage Loan Trust 2004-AR7 A2, 3.28%, 09/25/34[7]	595,449	597,739
	IndyMac INDX Mortgage Loan Trust 2004-AR8 2A2A, 3.25%, 11/25/34[7]	587,699	588,066
	Mastr Seasoned Securities Trust 2004-2 A2, 6.50%, 08/25/32	578,385	592,944
	Residential Asset Mortgage Products, Inc. 2003-SL1 A41, 8.00%, 04/25/31	330,040	344,192
	Residential Asset Mortgage Products, Inc. 2004-SL1 A7, 7.00%, 11/25/31	367,141	379,218
	Residential Asset Securitization Trust 2004-IP2 2A1, 5.26%, 12/25/34[7]	568,845	572,578
	Washington Mutual 2002-AR18 A, 4.14%, 01/25/33[7]	245,125	242,385
	Washington Mutual 2004-AR10 A2A, 2.94%, 07/25/44[7]	630,626	629,977
	Washington Mutual 2004-AR12 A4A, 2.94%, 10/25/44[7]	587,802	587,647
	Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A, 7.00%, 03/25/34	331,331	342,082

			7,950,031

U.S. Agency Mortgage-Backed —11.71%	Fannie Mae 1993-225 SG, 15.35%, 12/25/13[7]	347,990	367,354
	Fannie Mae 1993-80 S, 7.36%, 05/25/23[7]	89,045	88,894
	Fannie Mae 1994-55 S,12.96%, 12/25/23[7]	129,071	140,604
	Fannie Mae 2002-85 MI (IO), 5.50%, 01/25/22	134,392	1,851
	Fannie Mae 2003-13 GI (IO), 5.50%, 06/25/32	451,182	18,850
	Fannie Mae 2003-53 IA (IO), 5.50%, 10/25/28	526,354	67,190
	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	310,474	70,799
	Fannie Mae Pool 253974, 7.00%, 08/01/31	163,423	172,068
	Fannie Mae Pool 527247, 7.00%, 09/01/26	455	482
	Fannie Mae Pool 545646, 7.00%, 09/01/26	308	326
	Fannie Mae Pool 549740, 6.50%, 10/01/27	210,944	220,318
	Fannie Mae Pool 725232, 5.00%, 03/01/34	361,396	354,462
	Fannie Mae Pool 764388, 4.98%, 03/01/34[7]	682,885	677,136

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Fannie Mae TBA,
	5.00%, 04/15/20	$447,000	$446,721
	5.00%, 04/15/35	1,029,000	1,006,169
	6.50%, 04/15/35	188,000	195,109
	Freddie Mac 1602 SN, 10.09%, 10/15/23	14,590	16,738
	Freddie Mac 2451 SP, 10.76%, 05/15/09[7]	137,404	142,911
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	531,441	64,935
	Freddie Mac 2571 MI (IO), 5.50%, 10/15/23	263,160	8,677
	Freddie Mac 2845 PI (IO), 5.50%, 02/15/32	408,748	44,273
	Freddie Mac Gold G01673, 5.50%, 04/01/34	139,647	140,146
	Freddie Mac Gold P50019, 7.00%, 07/01/24	55,977	58,339
	Government National Mortgage Association 2003-28 LI (IO), 5.50%, 02/20/32	602,689	78,581
	Government National Mortgage Association 2004-34 IA (IO), 5.50%, 12/20/31	440,000	60,063
	Government National Mortgage Association 2004-8 SE, 8.60%, 11/26/23[7]	450,000	439,811
	Government National Mortgage Association Pool 80968, 4.00%, 07/20/34	491,629	500,049

			5,382,856

	Total Mortgage-Backed (Cost $13,423,664)		13,332,887

U.S. AGENCY SECURITIES—1.48%
U.S. Agency Securities —1.48%	Fannie Mae, 2.99%, 11/29/06	360,000	357,840
	Federal Home Loan Bank, 2.88%, 05/22/06	325,000	321,773

			679,613

	Total U.S. Agency Securities (Cost $684,274)		679,613

U.S. TREASURY SECURITIES—16.22%
U.S. Inflation Index Notes —1.96%	U.S. Treasury Notes, 2.00%, 07/15/14	875,000	904,409

U.S. Treasury Bonds—0.07%	U.S. Treasury Bonds, 8.13%, 08/15/19	24,000	32,296

U.S. Treasury Notes—14.19%	U.S. Treasury Notes
	2.25%, 04/30/06	217,000	214,177
	3.00%, 11/15/07	2,099,000	2,054,069
	4.25%, 08/15/13	3,751,000	3,700,159
	8.75%, 05/15/17	403,000	553,889

			6,522,294

	Total U.S. Treasury Securities (Cost $7,570,675)		7,458,999

	Total Bonds (Cost $44,314,051)		43,763,829

	Issues	Principal Amount	Value

SHORT TERM INVESTMENTS 7.70%
Commercial Paper —1.14%	DaimlerChrysler NA Holding Corp., 3.21%[5], 07/20/05	$530,000	$524,602

Money Market RIC —1.97%	J.P. Morgan Prime Money Market Fund	907,000	907,000

U.S. Agency Discount Notes —4.59%
	Fannie Mae
	2.89%[5], 06/08/05	730,000	726,105
	3.08%[5], 09/26/05	500,000	492,249
	Freddie Mac
	2.99%[5], 07/06/05	500,000	496,086
	3.23%[5], 10/11/05	400,000	393,084

			2,107,524

	Total Short Term Investments (Cost $3,539,519)		3,539,126

	Total Investments—102.89% (Cost $47,853,570)[1]		47,302,955

	Liabilities Less Cash and Other Assets—(2.89)%		(1,327,402)

	Net Assets—100.00%		$45,975,553

WRITTEN CALL OPTIONS

Contracts (000’s)		Exercise Price	Proceeds	Market Value
756	News America, Inc. Expire July 2005	$59.525	$—	$(4,589)

	Total Written Call Options		$—	$(4,589)

SWAPS: INTEREST RATE

Notional Amount (000’s)		Unrealized Appreciation
449	Pay a fixed rate of 0.00% and the Fund will receive 3 month LIBOR plus 45 basis points from the counterparty. Counterparty: Morgan Stanley Dean Witter & Co. Expire 02/08/06	$18,197

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2005

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)

35	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 4.55% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(878)
35	Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 6.35% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(1,576)
35	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 5.00% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(734)
35	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 4.80% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(722)
35	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 4.65% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(908)
35	Pay a fixed rate equal to 2.05% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 5.05% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(908)
58	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 4.35% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(1,513)

Notional Amount (000’s)		Unrealized (Depreciation)

58	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 5.00% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	$(1,513)
35	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 4.55% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(902)
35	Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 5.95% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(1,524)
35	Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 5.10% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(813)
35	Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Mastr Asset Backed Securities Trust 2004-WMC2 M5, 5.25% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(644)
35	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 4.80% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(1,050)
35	Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 5.10% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(759)

See accompanying notes to financial statements.

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Notional Amount (000’s)		Unrealized (Depreciation)
58	Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 5.55% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	$(1,924)
35	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 4.70% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(812)

	Net unrealized (depreciation)	$(17,180)

Notes:

[1]	Cost for Federal income tax purposes is $47,885,513 and net unrealized appreciation consists of:

Unrealized (Depreciation)
Gross unrealized appreciation	$696,711
Gross unrealized depreciation	(1,278,969)

Net unrealized (depreciation)	$(582,258)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $6,414,835 representing 13.95% of total net assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[8]	Securities, or a portion there of, pledged as collateral with a value of $439,425 for options.
*	The aggregate value of fair valued securities is $2,352,975, which is 5.12% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

(MTN): Medium term note

(TBA): To be announced

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Issues	Principal Amount	Value

BONDS 96.19%
ASSET-BACKED SECURITIES—22.03%[3]
ABFS Mortgage Loan Trust 2002-1 A5, 6.51%, 12/15/32	$9,891,000	$10,236,060
AMRESCO Residential Securities Mortgage Loan Trust1998-2 BIF, 7.72%, 06/25/28	434,224	430,153
Centex Home Equity 2002-D AIO (IO), 4.29% 11/25/05[6,7]	12,444,359	267,305
Centex Home Equity 2005-A AF1, 3.70%, 06/25/22	2,796,179	2,783,946
Centex Home Equity 2005-B AF1, 4.05%, 03/25/35	5,170,000	5,166,577
Conseco Finance 2001-A
IA5, 7.06%, 03/15/32	1,974,746	2,004,934
IM2, 8.02%, 03/15/32	2,975,412	3,078,442
Conseco Finance 2001-C
A4, 6.19%, 03/15/30	2,358,530	2,413,607
A5, 6.79%, 08/15/33	7,848,000	8,172,896
Conseco Finance 2002-C AF4, 5.97%, 06/15/32	2,140,018	2,160,397
Conseco Finance Securitizations Corp. 2000-4 A5, 7.97%, 05/01/32	6,500,000	5,326,011
Countrywide Asset-Backed Certificates 2004-12 2AV1, 3.00%, 01/25/24[7]	15,018,418	15,028,799
Credit-Based Asset Servicing and Securitization LLC, 2004-CB4 4.10%, 05/25/35	3,325,000	3,315,469
DaimlerChrysler Auto Trust 2005-A A2, 3.17%, 09/08/07	13,000,000	12,951,250
Duke Funding I, Ltd. 2000-1A B1, 8.27%, 11/10/35[4]	17,000,000	16,543,125
Embarcadero Aircraft Securitization Trust 2000-A A1, 3.29% 08/15/25[4,7]	1,700,000	982,813
Empire Funding Home Loan Owner Trust 1997-4 A5, 8.16%, 01/25/24	2,977,760	2,992,393
Empire Funding Home Loan Owner Trust 1999-1 M2, 9.00%, 05/25/30	274,842	280,396
First Union Home Equity Loan Trust 1997-3 B, 7.39%, 03/25/29	409,128	381,052
FMAC Loan Receivables Trust 1998-A A3, 6.69%, 09/15/20[4]	8,040,373	4,669,069
FMAC Loan Receivables Trust 1998-BA A2, 6.74%, 11/15/20[4]	20,635,775	14,212,432
FMAC Loan Receivables Trust 1998-CA A2, 6.66%, 01/15/12[4]	5,093,700	4,642,131
GMAC Mortgage Corporation Loan Trust 2003-HE2 A2, 3.14%, 06/25/25	1,271,226	1,265,383
Green Tree Financial Corp. 1995-10 B1, 7.05%, 01/15/27	806,780	662,683

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Green Tree Home Improvement Loan Trust 1998-B
	HEB2, 8.49%, 11/15/29	$2,979,017	$2,189,055
	HEM2, 7.33%, 11/15/29	1,940,481	1,944,020
	Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS, 7.24%, 12/15/22	1,972,345	1,975,559
	Home Equity Mortgage Trust 2004-3 A1, 3.11%, 10/25/34	8,954,310	8,967,573
	IMPAC Secured Assets Corp. 2001-2 A4, 7.37%, 04/25/32	3,443	3,437
	Irwin Home Equity 1999-3 A2, 8.19%, 10/25/09	74,682	74,565
	Keystone Owner Trust 1998-P2 A5, 7.90%, 01/25/29[4]	4,150,145	4,143,648
	Mastr Asset Backed Securities Trust 2004-WMC3 A3, 3.00%, 10/25/34[7]	12,987,276	12,997,166
	Metris Master Trust 2000-3 A, 3.11%, 09/21/09[7]	15,135,000	15,120,722
	Nissan Auto Receivables Owner Trust 2005-A A2, 3.22, 07/16/07	3,270,000	3,259,397
	North Street 2000-1 1A
	C, 4.48%, 04/28/11[4,6,7]	5,500,000	2,479,950
	D1, 5.33%, 04/28/11[4,6,7]	9,000,000	2,583,900
	Novastar NIM Trust 2003-N1, 7.39%, 09/26/33[4]	3,762	3,761
	Oakwood Mortgage Investors, Inc. 2000-A M1, 8.30%, 04/15/30	7,500,000	1,354,688
	Oakwood Mortgage Investors, Inc. 2001-D
	A3, 5.90%, 09/15/22	538,927	428,578
	A4, 6.93%, 09/15/31	2,176,000	1,721,570
	Oakwood Mortgage Investors, Inc. 2002-B A2, 5.19%, 09/15/19	1,882,564	1,634,890
	Pamco CLO 1998-1A B2, 4.09%, 05/01/10[4,7]	5,250,000	4,571,700
	Provident Bank Home Equity Loan Trust 1997-4 A3, 6.91%, 01/25/29	444,179	451,059
	Prudential Structured Finance CBO 1A B2, 13.13%, 11/15/35[4]	2,500,000	1,235,150
	Prudential Structured Finance CBO 2000-1, 22.88%[5], 10/15/35	2,903,461	1,251,209
	Residential Asset Mortgage Products, Inc. 2000-RS1 A1, 8.00%, 03/25/30	136,223	137,303
	Residential Asset Mortgage Products, Inc. 2000-RZ1 A3, 8.27%, 10/25/29	1,328,514	1,344,109
	Residential Asset Mortgage Products, Inc. 2002-RS5 AI5, 5.41%, 09/25/32	9,539,000	9,631,788
	Residential Asset Mortgage Products, Inc. 2002-RZ1 A5, 6.60%, 03/25/32	6,499,363	6,639,633
	Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A, 5.98%, 12/25/33	300,000	309,923

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Residential Asset Mortgage Products, Inc. 2004-RS11 A1, 2.99%, 02/25/26	$10,891,363	$10,899,719
	Residential Funding Mortgage Securities I 1999-HI6 AI7, 8.10%, 09/25/29	2,787,365	2,812,534
	Residential Funding Mortgage Securities I 2000-HI1 A17, 8.29%, 02/25/25	1,624,542	1,654,820
	Signature 1 CBO, 7.33%, 10/15/09	2,000,000	1,920,000
	Signature 5 Ltd. 5A B2, 8.41%, 10/27/12[4]	3,000,000	2,728,593
	Structured Asset Reveivables Trust 2003-1, 2.64%, 01/21/10[4,7]	13,654,949	13,603,060
	Structured Asset Receivables Trust 2003-2, 2.54%, 01/21/09[4,7]	6,139,450	6,139,450
	Terwin Mortgage Trust 2004-1HE A1, 3.36%, 02/25/34[4,7]	4,182,724	4,187,953
	Terwin Mortgage Trust 2004-7HE A1, 3.40%, 07/25/34[4,7]	5,643,534	5,647,007
	Terwin Mortgage Trust 2004-9HE A2, 3.01%, 09/25/34[4,7]	15,570,223	15,565,365
	Van Kampen CLO II Ltd. 2A A2, 3.06%, 07/15/08[4,6,7]	11,394,503	10,150,007
	Vanderbilt Acquisition Loan Trust 2002-1 A4, 6.57%, 05/07/27	5,280,000	5,532,946

	Total Asset-Backed Securities (Cost $304,979,934)		287,263,130

CORPORATES—30.82%[2]
Automotive —4.42%	Ford Motor Co.,
	7.45%, 07/16/31	10,272,000	9,317,012
	7.70%, 05/15/97	150,000	129,542
	Ford Motor Credit Co.,
	7.38%, 02/01/11	298,000	296,419
	7.25%, 10/25/11	19,014,000	18,787,600
	General Motors Acceptance Corp.,
	6.88%, 09/15/11	296,000	268,169
	8.00%, 11/01/31	7,000	6,111
	General Motors Corp.,
	8.25%, 07/15/23	25,069,000	21,702,584
	8.38%, 07/15/33	5,869,000	5,034,440
	2.92%[5], 03/15/36	8,180,000	2,129,393

			57,671,270

Banking—1.04%	Banc One Corp., 9.88%, 03/01/19	200,000	255,851
	BT Institutional Capital Trust Bank, 7.75%, 12/01/26[4]	500,000	539,026
	Crestar Capital Trust I, 8.16%, 12/15/26	1,500,000	1,632,062

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Banking (continued)	First Chicago NBD Institution Capital A, 7.95%, 12/01/26[4]	$5,229,000	$5,630,477
	J.P. Morgan Chase & Co., 8.55%, 07/23/13[7]	2,500,000	2,253,790
	National Capital Trust II, 5.49%, 12/29/49[4,7]	2,425,000	2,436,899
	NationsBank Capital Trust III, 3.21%, 01/15/27[7]	260,000	250,830
	Wachovia Bank NA, 7.70%, 08/10/10[7]	500,000	505,575

			13,504,510

Communications —2.35%	Charter Communications Co. Term Loan A, 5.75%, 04/27/10[10]	5,000,000	5,014,500
	Qwest Capital Funding, Inc., 7.75%, 8/15/06	24,670,000	25,070,888
	Sprint Capital Corp., 4.78%, 08/17/06	325,000	327,106
	Verizon North Inc., 5.63%, 01/01/21[4]	250,000	241,015

			30,653,509

Electric—4.08%	Calpine CCFC I Term Loan, 7.50%, 08/26/09[10]	7,688,049	8,238,897
	Calpine Corp., 8.41%, 07/15/07[4,7]	9,533,815	8,199,081
	Calpine Generating Co., 9.14%, 04/01/10[7]	15,800,000	15,484,000
	CenterPoint Energy Term Loan, 12.75%, 11/11/05[10]	10,500,000	11,186,700
	East Coast Power LLC, 7.07%, 03/31/12	1,304,424	1,364,889
	El Paso Electric Co., 9.40%, 05/01/11	1,300,000	1,414,460
	GWF Energy LLC, 6.13%, 12/30/11[4]	6,003,304	5,894,891
	Indianapolis Power & Light Co., 8.00%, 10/15/06	964,000	1,012,769
	Potomac Electric Power Co., 5.88%, 10/15/08	125,000	130,109
	Public Service Electric & Gas Co., 6.75%, 03/01/06	250,000	256,973

			53,182,769

Entertainment —1.26%	News America, Inc. 3.26%[5], 02/28/21[9]	28,256,000	16,423,800

Finance—1.67%	Credit Suisse First Boston London, 9.65%, 03/24/10[4,7]	14,058,000	13,833,072
	FINOVA Group Inc., 7.50%, 11/15/09	12,655,015	5,536,569
	Goldman Sachs Group, Inc. 5.13%, 01/15/15	2,425,000	2,372,053

			21,741,694

Home Building —0.24%	D.R. Horton, Inc., 5.25%, 02/15/15	3,375,000	3,100,366

Insurance—4.34%	Arch Capital Group Ltd., 7.35%, 05/01/34	3,779,000	4,153,087
	Corp-Backed Trust Certificates (IO), 1.25%, 10/15/29[6]	60,000,000	7,839,780

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Insurance (continued)	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	$7,165,000	$6,950,050
	Farmers Insurance Exchange Capital,
	7.05%, 07/15/28[4]	3,926,000	4,111,480
	7.20%, 07/15/48[4]	1,392,000	1,466,220
	Farmers Insurance Exchange, 8.63%, 05/01/24[4]	7,388,000	8,959,627
	Nationwide Mutual Insurance Co., 6.60%, 04/15/34[4]	13,706,000	13,803,025
	Odyssey Re Holdings Corp., 7.65%, 11/01/13	4,200,000	4,563,615
	TIG Holdings, Inc., 8.60%, 01/15/27[4]	5,440,000	4,705,600

			56,552,484

Real Estate Investment Trust (REIT)—1.16%	Equity One, Inc., 3.88%, 04/15/09	270,000	258,307
	Highwoods Realty LP, 7.50%, 04/15/18	10,934,000	12,008,408
	Prime Property Funding, 5.60%, 06/15/11[4]	118,000	119,906
	United Dominion Realty Trust, Inc. (MTN), 7.73%, 04/05/05	2,800,000	2,800,000

			15,186,621

Secured Assets —1.66%	Ingress I Ltd.
	B-A, 7.38%, 03/30/40[4]	16,595,000	15,257,028
	C-A, 8.01%, 03/30/40[4]	12,422,431	6,342,893

			21,599,921

Transportation —8.60%	Air 2 US,
	8.03%, 10/01/20[4]	24,427,841	22,081,913
	8.63%, 10/01/20[4,6]	11,736,637	7,199,899
	American Airlines, Inc. 1994 A4, 9.78%, 11/26/11	5,827,336	4,626,876
	American Airlines, Inc. 1999-1 A2, 7.02%, 04/15/11	7,720,000	7,804,920
	American Airlines, Inc. 2001-2 A2, 7.86%, 04/01/13	12,075,000	12,343,121
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	1,500,963	1,411,217
	Continental Airlines, Inc. 1997-4 A, 6.90%, 07/02/19	1,861,383	1,827,610
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	1,099,188	1,019,589
	Continental Airlines, Inc. 1999-1 A, 6.55%, 08/02/20	473,660	462,120
	Continental Airlines, Inc. 1999-2 A1, 7.26%, 09/15/21	10,721,825	10,737,566
	Continental Airlines, Inc. 2000-1,
	A1, 8.05%, 05/01/22	3,199,943	3,157,048
	A2, 7.92%, 11/01/11	2,000,000	2,004,510
	Continental Airlines, Inc. 2000-2 A2, 7.49%, 04/02/12	2,000,000	1,985,920
	Continental Airlines, Inc. 2001-1 A1, 6.70%, 12/15/22	1,613,149	1,543,954
	Delta Air Lines, Inc. 2000-1,
	A1, 7.38%, 11/18/11	5,618,597	5,388,541
	A2, 7.57%, 05/18/12	4,575,000	4,267,267
	Northwest Airlines Inc. 2001-1 A1, 7.04%, 04/01/22	60,763	60,147

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Transportation (continued)	Northwest Airlines, Corp. 1999-2 A, 7.58%, 09/01/20	$58,758	$59,446
	United Air Lines, Inc., 2.63%, 12/02/14[4,7]	3,460,955	3,097,555
	United Air Lines, Inc. 1997-1 1A, 2.63%, 12/02/14[7]	13,339,097	12,338,664
	United Air Lines, Inc. 2000-2 A1, 7.03%, 04/01/12	7,840	7,272
	United Air Lines, Inc. 2001-1 A1, 6.07%, 09/01/14	9,434,132	8,774,308

			112,199,463

	Total Corporates (Cost $410,472,249)		401,816,407

MORTGAGE-BACKED—17.76%[3]
Commercial Mortgage-Backed —3.50%	Beckman Coulter, Inc. 2000-A A, 7.50%, 12/15/18[4]	22,250,000	22,987,031
	GMAC Commercial Mortgage Securities Inc. 1998-C2 X (IO), 0.56%, 05/15/35[6,7]	246,235,105	5,715,929
	LB-UBS Commercial Mortgage Trust 2000-C4 A2, 7.37%, 08/15/26	15,155,000	16,897,549

			45,600,509

Non-Agency Mortgage-Backed —6.01%	ABN Amro Mortgage Corp. 2002-1A 1A1, 5.85%, 06/25/32	87,338	87,519
	Banco De Credito y Securitizacion SA 2001-1 AF, 8.00%, 05/31/10[4,6]	4,517,209	1,571,537
	Bank of America Mortgage Securities 2003-1 2A4, 5.00%, 02/25/18	288,144	286,343
	BHN Mortgage Fund 1997-2,
	A1, 4.13%, 05/31/17[4,6,7,8]	3,426,726	1,063,656
	A2, 7.54%, 05/31/17[4,6,8]	6,254,235	1,941,315
	BHN Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,6]	2,747,618	955,896
	Blackrock Capital Finance LP 1997-R2 AP, 7.90%, 12/25/35[4,7]	11,073	12,107
	Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2, 4.77%, 03/25/34[4]	19,094,440	18,503,563
	Countrywide Alternative Loan Trust 1999-2 B2, 7.50%, 01/25/29	3,362,573	3,390,822
	Countrywide Alternative Loan Trust 2005-16 1A1, 3.82%, 05/25/35	19,100,000	19,451,688
	DLJ Mortgage Acceptance Corp. 1992-Q7 A2, 5.61%, 09/25/22[7]	22,694	22,694
	DLJ Mortgage Acceptance Corp. 1994-Q8 IIS (IO), 1.95%, 05/25/24[6,7]	239,225	551
	DLJ Mortgage Acceptance Corp. 1994-QE1 S (IO), 3.50%, 04/25/24[4,6,7]	698,676	873

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	DLJ Mortgage Acceptance Corp. 1994-QE2 S (IO), 3.81%, 06/25/24[4,6]	$175,232	$110
	DLJ Mortgage Acceptance Corp. 1995-Q7 SA (IO), 3.09%, 11/25/25[6,7]	1,352,678	1,691
	DLJ Mortgage Acceptance Corp. 1996-QA S (IO), 3.08%, 01/25/26[4,6,7]	1,426,994	1,784
	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[6]	80,440,730	2,765,150
	IndyMac INDX Mortgage Loan Trust 2004-AR5 2A1B, 3.25%, 08/25/34[7]	366,078	367,170
	J.P. Morgan Mortgage Trust 2003-A2 2A3, 4.71%, 11/25/33	305,000	297,661
	J.P. Morgan Mortgage Trust 2004-A5 4A4, 4.91%, 12/25/34	400,000	390,450
	Magnus Funding Ltd. 1A
	B, 4.11%, 06/15/11[4,6,7]	4,522,660	395,959
	C, 10.28%, 06/15/11[4,6,7]	7,526,451	672,677
	Mastr Seasoned Securities Trust 2004-1 4A1, 5.25%, 10/25/32[7]	349,955	353,507
	Mastr Seasoned Securities Trust 2004-2 A2, 6.50%, 08/25/32	16,906,642	17,332,219
	Morgan Stanley Dean Witter Capital I 2000-LIFE A2, 7.57%, 11/15/36	5,840,000	6,495,909
	Ocwen Residential MBS Corp. 1998-R2 AP, 6.20%, 11/25/34[4,7]	142,410	142,410
	Residential Accredit Loans, Inc. 1998-QS16 B1, 6.50%, 11/25/13	203,708	201,823
	Residential Asset Mortgage Products, Inc. 2004-SL1 A8, 6.50%, 11/25/31	248,081	255,788
	Ryland Mortgage Securities Corp. 1994-5 M3, 3.94%, 10/25/23[7]	578,422	522,047
	Structured Asset Securities Corp. 1997-2 2A4, 7.25%, 03/28/30	113,780	113,554
	Structured Asset Securities Corp. 2001-15A 4A1, 6.00%, 10/25/31	8,601	8,706
	Structured Asset Securities Corp. 2002-8A 6A, 6.82%, 05/25/32[7]	9,496	9,626
	Structured Mortgage Asset Residential Trust 1991-7 I (IO), 8.50%, 12/25/22[6]	13,340	2,759
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1, 5.00%, 03/25/18	324,908	321,266
	Wells Fargo Mortgage Backed Securities Trust 2004-G A3, 4.78%, 06/25/34	445,000	425,976

			78,366,806

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed —8.25%	Collateralized Mortgage Obligation Trust 57 D, 9.90%, 02/01/19	$14,690	$14,849
	Fannie Mae 1989-27 Y, 6.90%, 06/25/19	3,983	4,103
	Fannie Mae 1989-69 G, 7.60%, 10/25/19	2,428	2,570
	Fannie Mae 1992-123 Z, 7.50%, 07/25/22	14,477	15,308
	Fannie Mae 1992-83 Z, 7.00%, 06/25/22	113,815	117,296
	Fannie Mae 1993-29 PK, 7.00%, 03/25/23	202,000	214,139
	Fannie Mae 1993-132 D (PO), 6.42%[5], 10/25/22	823,742	695,567
	Fannie Mae 1993-199 SD (IO), 0.88%, 10/25/23	2,424,257	62,280
	Fannie Mae 1994-55 H, 7.00%, 03/25/24	130,000	138,070
	Fannie Mae 1997-34 SA, 12.10%, 10/25/23[7]	72,298	107,437
	Fannie Mae 1997-44 SB (IO), 4.82%, 06/25/08[7]	536,630	21,093
	Fannie Mae 2002-65 TP, 7.00%, 03/25/31	18,590	18,825
	Fannie Mae 2003-52 SV, 11.16%, 05/25/31[7]	7,188,235	7,718,490
	Fannie Mae 2003-53 IA (IO), 5.50%, 10/25/28	15,798,780	2,016,735
	Fannie Mae 2003-91 IQ (IO), 5.50%, 06/25/26	19,256,190	1,953,575
	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	3,864,781	881,306
	Fannie Mae G92-36 Z, 7.00%, 07/25/22	2,699	2,828
	Fannie Mae Pool 233672, 4.56%, 09/01/23[7]	36,903	38,253
	Fannie Mae Pool 254232, 6.50%, 03/01/22	173,194	180,567
	Fannie Mae Pool 308798, 4.20%, 04/01/25[7]	21,420	21,857
	Fannie Mae Pool 312155, 4.30%, 03/01/25[7]	39,745	40,386
	Fannie Mae Pool 545191, 7.00%, 09/01/31	134,055	141,136
	Fannie Mae Pool 633698, 7.50%, 02/01/31	29,585	31,721
	Fannie Mae Pool 655928, 7.00%, 08/01/32	273,327	288,372
	Fannie Mae Pool 725232, 5.00%, 03/01/34	14,298,718	14,024,366
	Fannie Mae Pool 765387, 6.00%, 08/01/34	321,085	328,378
	Fannie Mae TBA,
	5.00%, 04/25/20	12,651,000	12,643,093
	5.00%, 04/15/35	33,060,000	32,326,465
	6.50%, 04/15/35	6,839,000	7,097,596
	Freddie Mac 165 K, 6.50%, 09/15/21	2,009	2,007
	Freddie Mac 1004 H, 7.95%, 10/15/20	3,500	3,498
	Freddie Mac 1073 G, 7.00%, 05/15/21	9,468	9,482

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Freddie Mac 1164 O (IO), 9.34%, 11/15/06	$38,966	$810
	Freddie Mac 1311 K, 7.00%, 07/15/22	21,095	21,199
	Freddie Mac 1515 SA, 8.61%, 05/15/08	53,103	55,134
	Freddie Mac 1611 I, 6.00%, 02/15/23	7,518	7,532
	Freddie Mac 1980 Z, 7.00%, 07/15/27	1,224,350	1,276,952
	Freddie Mac 2098 TZ, 6.00%, 01/15/28	724,000	739,639
	Freddie Mac 2209 TC, 8.00%, 01/15/30	404,052	434,508
	Freddie Mac 2312 JA, 6.50%, 02/15/30	98,797	99,126
	Freddie Mac 2316 PB, 6.50%, 09/15/30	1,378,052	1,387,855
	Freddie Mac 2430 GD, 6.50%, 11/15/30	32,895	32,955
	Freddie Mac 2539 IG (IO), 5.50%, 03/15/21	1,935,505	20,924
	Freddie Mac 2543 IE (IO), 5.50%, 08/15/21	2,801,051	81,302
	Freddie Mac 2571 MI (IO), 5.50%, 10/15/23	181,490	5,984
	Freddie Mac 2588 IG (IO), 5.50%, 03/15/32	304,046	37,944
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	20,628,439	2,872,463
	Freddie Mac 2625 (IO), 5.00%, 12/15/31	22,533,982	3,022,602
	Freddie Mac 2627 NI (IO), 5.00%, 04/15/29	16,039,388	1,919,719
	Freddie Mac 2631 IJ (IO), 5.00%, 10/15/26	265,000	44,958
	Freddie Mac 2642 BW (IO), 5.00%, 06/15/23	252,554	43,551
	Freddie Mac 2845 PI (IO), 5.50%, 02/15/32	252,834	27,385
	Freddie Mac Gold C46104, 6.50%, 09/01/29	275,804	287,333
	Freddie Mac Gold C55789, 7.50%, 10/01/27	93,873	100,917
	Freddie Mac Gold C90573, 6.50%, 08/01/22	1,315,711	1,370,615
	Freddie Mac Gold G01601, 4.00%, 09/01/33	278,293	255,801
	Freddie Mac Gold G01611, 4.00%, 09/01/33	112,268	103,194
	Freddie Mac Gold G01673, 5.50%, 04/01/34	5,109,377	5,127,650
	Freddie Mac Gold P50019, 7.00%, 07/01/24	2,318,281	2,416,085
	Freddie Mac Pool 390381, 3.37%, 02/01/37[7]	307,240	309,181
	Government National Mortgage Association 2000-22 SG (IO), 7.98%, 05/16/30[7]	6,776,626	989,550
	Government National Mortgage Association 2001-2 PB, 7.00%, 07/20/30	749,233	758,471

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Government National Mortgage Association 2002-69 SB (IO), 3.80%, 06/20/28[7]	$10,424,838	$333,165
	Government National Mortgage Association 2003-1 SG (IO), 4.80%, 03/20/29[7]	1,714,597	8,869
	Government National Mortgage Association 2003-18 PI, 5.50%, 10/20/26	331,599	10,743
	Government National Mortgage Association 2003-28 LI (IO), 5.50%, 02/20/32	14,208,283	1,852,545
	Government National Mortgage Association Pool 81018, 4.00%, 08/20/34	282,877	287,722

			107,506,031

	Total Mortgage-Backed (Cost $244,805,829)		231,473,346

U.S. AGENCY SECURITIES—4.30%
Foreign Sovereign —1.10%	Indonesia Aid, 9.30%, 07/01/20	11,353,750	14,285,663

U.S. Agency Securities —3.20%	Fannie Mae,
	2.99%, 11/29/06	13,204,000	13,124,776
	7.13%, 03/15/07	18,547,000	19,628,772
	Federal Home Loan Bank, 2.87%, 05/22/06	9,095,000	9,004,696

			41,758,244

	Total U.S. Agency Securities (Cost $57,239,401)		56,043,907

U.S. TREASURY SECURITIES—21.28%
U.S. Inflation Index Notes —2.02%	U.S. Treasury Notes, 2.00%, 07/15/14	25,434,000	26,288,852

U.S. Treasury Bonds—12.02%	U.S. Treasury Bonds,
	8.75%, 05/15/17	4,803,000	6,601,315
	8.13%, 08/15/19	59,730,000	80,376,570
	6.13%, 11/15/27	59,687,000	69,780,191

			156,758,076

U.S. Treasury Notes—7.24%	U.S. Treasury Notes,
	1.63%, 02/28/06	18,855,000	18,560,409
	3.00%, 11/15/07	77,431,000	75,773,512

			94,333,921

	Total U.S. Treasury Securities (Cost $278,774,054)		277,380,849

	Total Bonds (Cost $1,296,271,467)		1,253,977,639

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Shares	Value

COMMON STOCK—0.37%
Communications —0.37%	MCI Inc.	192,094	$4,786,982

	Total Common Stock (Cost $2,859,060)		4,786,982

		Principal Amount

SHORT TERM INVESTMENTS—7.19%
Commercial Paper —3.42%	CIT Group Inc., 2.63%[5], 04/19/05	$13,155,000	13,137,399
	DaimlerChrysler NA Holding Corp., 3.11%[5], 07/07/05	23,000,000	22,796,793
	General Electric Capital Corp, 2.59%[5], 04/07/05	8,700,000	8,696,273

			44,630,465

Money Market RIC —1.50%	J.P. Morgan Institutional Prime Money Market	19,539,000	19,539,000

U.S Agency Discount Notes —2.27%	Fannie Mae,
	2.64%[5], 05/04/05	7,000,000	6,982,962
	3.12%[5], 09/26/05	10,000,000	9,844,990
	3.14%[5], 09/26/05	13,000,000	12,798,487

			29,626,439

	Total Short Term Investments (Cost $93,814,993)		93,795,904

	Total Investments—103.75% (Cost $1,392,945,520)		1,352,560,525

	Liabilities Less Cash and Other Assets—(3.75)%		(48,837,378)

	Net Assets—100.00%		$1,303,723,147

WRITTEN CALL OPTIONS

Contracts (000’s)		Exercise Price	Proceeds	Market Value
28,256	News America, Inc. Expire July 2005	$59.525	$—	$(171,514)

	Total Written Call Options		$—	$(171,514)

SWAPS: INTEREST RATE

Notional Amount (000’s)		Unrealized Appreciation
16,791	Pay a fixed rate of 0.00% and the Fund will receive 3 month LIBOR plus 45 basis points from the counterparty. Counterparty: Morgan Stanley Dean Witter & Co. Expire 02/08/06	$680,122

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)

1,006	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 4.55% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(25,217)
1,006	Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 6.35% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(45,289)
1,006	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 5.00% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(21,093)
1,006	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 4.80% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(20,740)
1,006	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 4.65% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(26,082)
1,006	Pay a fixed rate equal to 2.05% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 5.05% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(26,082)
1,676	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 4.35% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	(43,470)

See accompanying notes to financial statements.

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Notional Amount (000’s)		Unrealized (Depreciation)

1,676	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 5.00% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	$(43,470)
1,006	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 4.55% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(25,924)
1,006	Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 5.95% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(43,797)
1,006	Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 5.10% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(23,371)
1,006	Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Mastr Asset Backed Securities Trust 2004-WMC2 M5, 5.25% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(18,500)
1,006	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 4.80% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(30,167)
1,006	Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 5.10% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(21,801)

Notional Amount (000’s)		Unrealized (Depreciation)

1,676	Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 5.55% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	$(55,254)
1,006	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 4.70% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(23,332)

	Net unrealized (depreciation)	$(493,589)

Notes:

[1]	Cost for Federal income tax purposes is $1,393,880,214 and net unrealized depreciation consists of:

Unrealized (Depreciation)
Gross unrealized appreciation	$51,595,966
Gross unrealized depreciation	(92,915,655)

Net unrealized (depreciation)	$(41,319,689)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $310,697,736 representing 23.83% of total assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[8]	Non-income producing security.
[9]	Securities, or a portion there of, pledged as collateral with a value of $16,423,800 for options.
[10]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/07/03	Calpine CCFC I Term Loan, 7.50%, 08/26/09	$7,931,711	$8,238,897	0.63%
05/09/03	CenterPoint Energy Term Loan, 12.75%, 11/11/05	10,847,212	11,186,700	0.86%

		$18,778,923	$19,425,597	1.49%

*	The aggregate value of fair valued securities is $208,253,149, which is 15.97% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO) : Interest only

(MTN): Medium term note

(PO): Principal only

(TBA): To be announced

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

BONDS 96.61%
ASSET-BACKED SECURITIES—1.03%[3]
	HPSC Equipment Receivables LLC 2003-1A F, 13.95%, 07/20/11[4]	$553,310	$564,377

	Total Asset-Backed Securities (Cost $549,688)		564,377

CORPORATES—93.08%[2]
Automotive —3.92%	Cooper–Standard Automotive, Inc., 8.38%, 12/15/14[4]	460,000	376,050
	Delco Remy International, Inc., 6.66%, 04/15/09[4,6]	140,000	140,875
	General Motors Corp., 8.38%, 07/15/33	760,000	651,930
	Navistar International Corp., 7.50%, 06/15/11	750,000	759,375
	Tenneco Automotive Inc., 8.63%, 11/15/14[4]	225,000	219,938

			2,148,168

Basic Industry —11.30%	Borden US Finance Corp./Nova Scotia Finance ULC, 7.41%, 07/15/10[4,6]	627,000	652,080
	Equistar Chemicals LP/Equistar Funding Corp., 10.63%, 05/01/11	750,000	845,625
	Freeport–McMoRan Copper & Gold, Inc., 10.13%, 02/01/10	500,000	557,500
	Huntsman Advanced Materials LLC, 11.00%, 07/15/10[4]	500,000	576,250
	Huntsman LLC, 10.16%, 07/15/11[4,6]	500,000	537,500
	Ispat Inland ULC, 9.75%, 04/01/14	325,000	381,875
	Murray Bank Loan, 10.64%, 01/31/11[9]	1,000,000	1,055,400
	Nalco Co., 8.88%, 11/15/13	650,000	698,750
	Novelis, Inc., 7.25%, 02/15/15[4]	150,000	147,750
	Oregon Steel Mills, Inc., 10.00%, 07/15/09	350,000	380,625
	Polypore, Inc., 8.75%, 05/15/12	250,000	235,000
	Rockwood Specialties Group, Inc., 7.50%, 11/15/14[4]	125,000	125,625

			6,193,980

Capital Goods —9.11%	Aearo Co. I, 8.25%, 04/15/12	315,000	333,900
	Ainsworth Lumber Co. Ltd., 6.84%, 10/01/10[4,6]	450,000	459,000
	BE Aerospace, Inc., 8.50%, 10/01/10	250,000	273,750
	Blount Inc., 8.88%, 08/01/12	250,000	265,000
	Columbus McKinnon Corp., 10.00%, 08/01/10	225,000	245,812
	Crown Euro Holdings SA, 10.88%, 03/01/13	250,000	291,250
	Crown Cork & Seal Finance PLC, 7.00%, 12/15/06	500,000	513,750
	Graham Packaging Co. Inc., 9.88%, 10/15/14[4]	625,000	628,125

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Capital Goods (continued)	L-3 Communications Corp.
	6.13%, 07/15/13	$250,000	$248,125
	5.88%, 01/15/15	500,000	482,500
	Mueller Group Inc., 7.49%, 11/01/11[6]	560,000	571,200
	United Rentals North America Inc., 7.75%, 11/15/13	700,000	682,500

			4,994,912

Communications —17.46%	Advertising Directory Solutions Inc., 9.25%, 11/15/12[4]	460,000	485,300
	American Tower Corp., 7.50%, 05/01/12	500,000	510,000
	Cablevision Systems Corp., 7.88%, 04/01/09[4,6]	500,000	532,500
	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	1,000,000	1,005,000
	Centennial Communications Corp., 8.13%, 02/01/14	500,000	515,000
	Citizens Communications Co., 7.63%, 08/15/08	250,000	263,750
	Dex Media East LLC/Dex Media East Financial Corp., 12.13%, 11/15/12	500,000	595,000
	Level 3 Financing Inc. Bank Loan, 9.92%, 12/01/11[9]	1,000,000	1,050,400
	MCI Inc.
	5.91%, 05/01/07	500,000	510,000
	7.74%, 05/01/14	500,000	551,250
	PanAmSat Corp., 9.00%, 08/15/14	250,000	265,000
	PanAmSat Holding Corp., 4.15%[7], 11/01/14[4]	200,000	131,000
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	500,000	508,125
	Qwest Communications International Inc., 6.29%, 02/15/09[4,6]	300,000	303,750
	Qwest Corp., 5.63%, 11/15/08	125,000	124,687
	RH Donnelly Finance Corp. I, 10.88%, 12/15/12[4]	250,000	289,375
	Rogers Wireless Communications Inc., 6.14%, 12/15/10[6]	620,000	644,800
	Rural Cellular Corp.,
	7.51%, 03/15/10[6]	175,000	180,250
	8.25%, 03/15/12	500,000	516,250
	XM Satellite Radio Inc., 8.24%, 05/01/09[6]	580,000	591,600

			9,573,037

Consumer Products—0.52%	Jostens Holding Corp., 10.25%, 12/01/13	390,000	286,650

Electric—11.64%	Aquila, Inc., 8.00%, 3/01/23	250,000	256,875
	Calpine CCFC I Term Loan, 8.67%, 08/26/09[9]	659,950	707,235
	Calpine Corp., 8.41%, 07/15/07[4,6]	1,132,750	974,165
	Cedar Brakes I LLC, 8.50%, 02/15/14[4]	370,253	430,880
	CenterPoint Energy Term Loan, 12.75%, 11/15/05[9]	1,000,000	1,065,400

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Electric (continued)	KGen Partners LLC Term Loan, 5.65%, 08/15/11[9]	$1,000,000	$1,006,025
	Midwest Generation LLC, 8.75%, 05/01/34	559,000	626,080
	Mission Energy Holding Co., 13.50%, 07/15/08	250,000	301,250
	Texas Genco LLC First Lien Term Loan B, 4.45%, 12/08/11[9]	998,231	1,013,604

			6,381,514

Energy—7.25%	Chesapeake Energy Corp.,
	7.50%, 06/15/14	150,000	159,375
	7.00%, 08/15/14	750,000	776,250
	Hilcorp Energy I LP/Hilcorp Finance Co., 10.50%, 09/01/10[4]	1,000,000	1,115,000
	Parker Drilling Co., 7.66%, 09/01/10[6]	250,000	260,000
	Pogo Producing Co., 8.25%, 04/15/11	250,000	267,500
	Premcor Refining Group Inc., 7.50%, 06/15/15	250,000	258,125
	Pride International, Inc., 7.38%, 07/15/14	700,000	745,500
	Range Resources Corp., 6.38%, 03/15/15[4]	150,000	144,750
	Tesoro Corp., 9.63%, 11/01/08	230,000	247,825

			3,974,325

Entertainment —1.46%	Intrawest Corp., 7.50%, 10/15/13	300,000	302,250
	LCE Acquisition Corp., 9.00%, 08/01/14[4]	500,000	500,000

			802,250

Finance—3.00%	Credit Suisse First Boston London, 9.65%, 03/24/10[4,6]	584,000	574,656
	FINOVA Group Inc., 7.50%, 11/15/09	637,570	278,937
	Metris Companies, Inc. Bank Loan, 10.60%, 05/06/07[9]	750,000	793,425

			1,647,018

Food—0.29%	Del Monte Corp., 6.75%, 02/15/15[4]	162,500	159,250

Gaming—3.76%	Penn National Gaming, Inc., 6.75%, 03/01/15[4]	250,000	247,500
	Pinnacle Entertainment, Inc., 8.25%, 03/15/12	400,000	402,000
	Station Casinos, Inc., 6.88%, 03/01/16	500,000	503,125
	Wynn Las Vegas LLC/Wynn Las Vegas Corp., 6.63%, 12/01/14[4]	950,000	907,250

			2,059,875

Health Care —2.95%	CDRV Investors Inc., 4.80%[7], 01/01/15[4]	200,000	121,500
	HEALTHSOUTH Corp., 7.63%, 06/01/12	500,000	482,500
	Warner Chilcott Bank Loan, 5.34%, 01/04/12[9]	1,000,000	1,013,525

			1,617,525

Homebuilding —0.43%	D.R. Horton, Inc., 5.63%, 01/15/16	250,000	235,267

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Insurance —0.96%	Crum & Forster Holdings Corp., 10.38%, 06/15/13	$250,000	$281,250
	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	250,000	242,500

			523,750

Lodging—0.59%	La Quinta Inns, Inc., 7.40%, 09/15/05	320,000	324,800

Natural Gas —4.15%	El Paso CGP Co., 7.63%, 09/01/08	200,000	201,500
	El Paso Term Loan, 5.44%, 11/22/09[9]	992,000	1,006,037
	Southern Star Central Corp., 8.50%, 08/01/10	1,000,000	1,070,000

			2,277,537

Restaurants —1.89%	Denny’s Corp. 2nd Lien Term Loan, 7.89%, 08/17/10[9]	1,000,000	1,037,900

Retail—0.66%	Buhrmann US, Inc., 8.25%, 07/01/14	250,000	258,750
	Duane Reade Inc., 7.51%, 12/15/10[4,6]	100,000	101,500

			360,250

Services—1.27%	Corrections Corp. of America, 6.25%, 03/15/13[4]	200,000	193,000
	Service Corp. International, 6.50%, 03/15/08	500,000	503,750

			696,750

Technology —3.93%	Amkor Technology Inc. Bank Loan, 7.35%, 10/27/10[9]	1,000,000	1,045,400
	Sanmina-SCI Corp., 6.75%, 03/01/13[4]	325,000	306,312
	Xerox Capital Trust I, 8.00%, 02/01/27	800,000	804,000

			2,155,712

Transportation —6.54%	Air 2 US A, 8.03%, 10/01/20[4]	717,664	648,743
	Continental Airlines, Inc., 8.00%, 12/15/05	625,000	618,750
	Delta Air Lines, Inc. 2000-1 A2, 7.57%, 05/18/12	250,000	233,184
	Delta Air Lines, Inc. 2001-1 A2, 7.11%, 03/18/13	750,000	709,841
	Horizon Lines, LLC, 9.00%, 11/01/12[4]	250,000	267,500
	Northwest Airlines Corp., 7.63%, 11/15/23	125,000	73,437
	Northwest Airlines Corp. Term Loan B, 9.83%, 11/23/10[9]	1,000,000	1,031,650

			3,583,105

	Total Corporates (Cost $50,516,547)		51,033,575

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued)

MORTGAGE-BACKED—2.50%[3]
Non Agency Mortgage-Backed —1.05%	BHN Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,5]	$1,323,436	$460,423
	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[5]	3,421,636	117,619

			578,042

U.S. Agency Mortgage-Backed —1.45%	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	695,462	158,590
	Fannie Mae 1993-225 SG, 15.35%, 12/25/13[6]	154,264	162,848
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	2,078,642	289,446
	Freddie Mac 2696 NI (IO), 5.50%, 03/15/23	2,143,759	150,903
	Government National Mortgage Association 2003-28 LI (IO), 5.50%, 02/20/32	251,120	32,742

			794,529

	Total Mortgage-Backed (Cost $1,310,753)		1,372,571

	Total Bonds (Cost $52,376,988)		52,970,523

SHORT TERM INVESTMENTS 1.75%
Commercial Paper —0.27%	DaimlerChrysler NA Holding Corp., 2.70%[7], 04/08/05	150,000	149,921

Money Market RIC —1.46%	J.P. Morgan Prime Money Market Fund	801,000	801,000

U.S. Agency Discount Notes —0.02%	Fannie Mae, 2.67%[7], 05/18/05[8]	8,000	7,971
	Fannie Mae, 2.75%[7], 05/18/05[8]	3,000	2,989

			10,960

	Total Short Term Investments (Cost $961,883)		961,881

	Total Investments—98.36% (Cost $53,338,871)[1]		53,932,404

	Cash and Other Assets, Less Liabilities—1.64%		897,280

	Net Assets—100.00%		$54,829,684

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
7	U.S. Treasury 30 Year Bond, June 2005	$12,275

	Net unrealized appreciation	$12,275

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized (Depreciation)
1,000	Pay a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck Acceptance Co. Ltd., 7.00% due 02/01/11. Counterparty: Bear Stearns Expire 12/20/09	$—
41	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 4.55% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	(1,031)
41	Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 6.35% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(1,852)
41	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 5.00% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(863)
41	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 4.80% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(848)
41	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 4.65% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(1,066)
69	Pay a fixed rate equal to 2.05% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 5.05% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(1,066)

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2005

Notional Amount (000’s)		Unrealized (Depreciation)
69	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 4.35% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	$(1,777)
41	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 5.00% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(1,777)
41	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 4.55% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(1,060)
41	Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 5.95% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(1,791)
41	Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 5.10% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(956)
41	Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Mastr Asset Backed Securities Trust 2004-WMC2 M5, 5.25% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	(756)
41	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 4.80% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(1,233)

Notional Amount (000’s)		Unrealized (Depreciation)
69	Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 5.10% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	$(891)
41	Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 5.55% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(2,259)
41	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 4.70% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(954)

	Net unrealized (depreciation)	$(20,180)

Notes:

[1]	Cost for Federal income tax purposes is $53,385,893 and net unrealized appreciation consists of:

Unrealized Appreciation
Gross unrealized appreciation	$1,637,548
Gross unrealized depreciation	(1,091,037)

Net unrealized appreciation	$546,511

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $25,147,925 representing 45.87% of total net assets.
[5]	Illiquid Security.
[6]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral with a value of $10,960 on 7 short U.S. Treasury Bond futures contracts expiring June 2005.

See accompanying notes to financial statements.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2005

[9]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/07/03	Calpine CCFC I Term Loan, 8.67%, 08/26/09	$697,297	$707,235	1.29%
05/12/03	CenterPoint Energy Term Loan, 12.75%, 11/15/05	1,052,344	1,065,400	1.94%
08/26/04	Donny’s Corp. 2nd Lien Term Loan, 7.89%, 08/17/10	1,000,000	1,037,900	1.89%
11/19/04	El Paso Term Loan, 5.44%, 11/22/09	992,000	1,006,037	1.83%
03/14/05	KGen Partners LLC Term Loan, 5.65%, 08/15/11	1,000,000	1,006,025	1.83%
11/17/04	Level 3 Financing Inc. Bank Loan, 9.92%, 12/01/11	1,000,000	1,050,400	1.92%
09/15/04	Metris Companies, Inc. Bank Loan, 10.60%, 05/06/07	780,071	793,425	1.45%
02/03/05	Murray Bank Loan, 10.64%, 01/31/11	1,050,236	1,055,400	1.92%
11/19/04	Northwest Airlines Corp. Term Loan B, 9.83%, 11/23/10	1,000,000	1,031,650	1.88%
12/08/04	Texas Genco LLC First Lien Term Loan B, 4.45%, 12/08/11	998,231	1,013,604	1.85%
01/19/05	Warner Chilcott Bank Loan, 5.34%, 01/04/12	1,000,000	1,013,525	1.85%

		$10,570,179	$10,780,601	19.65%

*	The aggregate value of fair valued securities is $12,850,801, which is 23.44% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest only

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

Issues	Principal Amount	Value

BONDS 82.19%
ASSET-BACKED SECURITIES—36.98%[3]
ABFS Mortgage Loan Trust 2002-1 A5, 6.51%, 12/15/32	$610,000	$631,281
ABFS Mortgage Loan Trust 2002-2
A7, 5.22%, 07/15/33	167,837	168,361
A5, 6.41%, 07/15/33	145,000	148,597
ABFS Mortgage Loan Trust 2003-2 AIO (IO), 3.50%, 04/25/06[4]	368,360	10,749
Bear Stearns Asset Backed Securities, Inc. 2003-2 AIO (IO), 5.00%, 12/25/05[6]	500,000	16,406
Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 2M2, 4.25%, 11/25/31[7]	492,916	496,154
CIT Group Home Equity Loan Trust 2002-1 MV2, 4.10%, 08/25/30[7]	1,500,000	1,512,798
Conseco Finance 2001-A IIB1, 10.30%, 03/15/32	530,000	575,003
Conseco Finance 2002-C BF2, 8.00%, 06/15/32[4]	1,357,237	1,363,209
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	488,600	495,999
Conseco Finance Securitizations Corp. 2001-1 AIO (IO), 2.50%, 07/01/32[6]	1,032,000	38,339
Conseco Finance Securitizations Corp. 2001-3
A2, 5.16%, 05/01/33	275,138	275,978
A3, 5.79%, 05/01/33	654,000	659,468
Conseco Finance Securitizations Corp. 2001-4
A2, 5.15%, 09/01/33	430,860	432,668
AIO (IO), 2.50%, 09/01/33[6]	1,052,500	43,191
Conseco Finance Securitizations Corp. 2002-1 A, 6.68%, 12/01/33	436,057	447,156
Conseco Finance Securitizations Corp. 2002-2 AIO (IO), 8.50%, 03/01/33[6]	300,055	80,171
CS First Boston Mortgage Securities Corp. 2001-HE25 M2, 4.55%, 03/25/32[7]	1,595,000	1,597,889
Deutshe Financial Capital Securitization LLC 1997-I A3, 6.75%, 09/15/27	229,056	231,053
Empire Funding Home Loan Owner Trust 1997-5 M1, 7.91%, 04/25/24	32,564	32,526
Finance America Mortgage Loan Trust 2004-1 2A2, 3.34%, 06/25/34[7]	4,000,000	4,002,456
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4, 3.39%, 10/25/34[7]	4,000,000	4,043,006
FMAC Loan Receivables Trust 1998-CA A2, 6.66%, 01/15/12[4]	108,779	99,136

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	GGP Mall Properties Trust 2001-C1A D3, 5.06%, 02/15/14[4,7]	$206,790	$211,969
	Green Tree Financial Corp. 1996-8 A6, 7.60%, 10/15/27	154,526	163,348
	Green Tree Financial Corp. 1996-10 M1, 7.24%, 11/15/28	2,700,000	2,548,842
	Green Tree Financial Corp. 1998-2 A6, 6.81%, 12/01/27[10]	1,718,915	1,794,017
	Green Tree Financial Corp. 1998-4
	A5, 6.18%, 04/01/30	3,467,291	3,520,808
	A7, 6.87%, 04/01/30	1,459,454	1,525,232
	Green Tree Financial Corp. 1998-6
	A6, 6.27%, 06/01/30	32,127	32,669
	A8, 6.66%, 06/01/30	1,500,000	1,507,266
	Green Tree Financial Corp. 1999-1 A5, 6.11%, 09/01/23	95,000	96,953
	Green Tree Financial Corp. 1999-5
	A4, 7.33%, 03/01/31	114,558	117,606
	A5, 7.86%, 03/01/30	202,000	182,812
	Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	445,412	446,236
	Green Tree Home Improvement Loan Trust 1995-D B2, 7.45%, 09/15/25	801,318	802,866
	Green Tree Home Improvement Loan Trust 1995-F B2, 7.10%, 01/15/21	125,034	123,769
	Green Tree Recreational, Equipment & Consumer Trust 1996-C CTFS, 7.65%, 10/15/17	117,665	108,549
	Home Equity Asset Trust 2003-6N A, 6.50%, 03/27/34[4]	95,633	95,304
	Household Home Equity Loan Trust 2004-1 A, 3.20%, 09/20/33[7]	3,237,864	3,250,383
	IMC Home Equity Loan Trust 1998-3 A8, 6.34%, 08/20/29	305,421	305,077
	IndyMac Manufactured Housing Contract 1997-1
	A3, 6.61%, 02/25/28	2,869,131	2,796,255
	A4, 6.75%, 02/25/28	994,087	994,084
	IndyMac Manufactured Housing Contract 1998-1
	A4, 6.49%, 09/25/28	479,482	442,867
	A5, 6.96%, 09/25/28	1,712,435	1,617,789
	IndyMac Manufactured Housing Contract 1998-2
	A2, 6.17%, 12/25/11	521,465	511,526
	A4, 6.64%, 12/25/27	1,110,053	1,095,110
	Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C, 3.43%, 08/25/35[7]	4,000,000	4,011,780
	Metris Master Trust 2000-3 A, 3.11%, 09/21/09[7]	535,000	534,495
	Mid-State Trust 6 A4, 7.79%, 07/01/35	95,812	101,006
	Mid-State Trust 11 B, 8.22%, 07/15/38	29,260	29,955

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Mid-State Trust 2004-1 B, 8.90%, 08/15/37	$2,485,755	$2,627,725
	Morgan Stanley ABS Capital I 2004-HE5 A4, 3.38%, 06/25/34[7]	3,000,000	3,027,982
	New Century Home Equity Loan Trust 2004-4 A3, 2.99%, 02/25/35[7]	3,593,229	3,595,445
	New South Home Equity Trust 1999-1 A4, 6.75%, 03/25/26	165,043	166,268
	Oakwood Mortgage Investors, Inc. 1998-A A4, 6.20%, 05/15/28	10,415	10,521
	Oakwood Mortgage Investors, Inc. 1998-B A4, 6.35%, 03/15/17	561,758	570,567
	Oakwood Mortgage Investors, Inc. 1999-A A2, 5.89%, 04/15/29	112,165	108,570
	Oakwood Mortgage Investors, Inc. 2000-D A2, 6.74%, 07/15/18	186,289	185,979
	Oakwood Mortgage Investors, Inc. 2001-D
	A2, 5.26%, 01/15/19	312,490	238,827
	A3, 5.90%, 09/15/22	18,584	14,779
	A4, 6.93%, 09/15/31	900,000	712,047
	Oakwood Mortgage Investors, Inc. 2002-A AIO (IO), 6.00%, 02/15/10[6]	348,659	66,681
	Oakwood Mortgage Investors, Inc. 2002-B
	A2, 5.19%, 09/15/19	603,386	524,003
	AIO (IO), 6.00%, 05/15/10[6]	3,694,137	676,685
	Pamco CLO 1998-1A B2, 4.09%, 05/01/10[4,7]	2,500,000	2,177,000
	Park Place Securities NIM Trust 2004-WHQ2 A, 4.00%, 02/25/35[4,7]	2,380,653	2,378,204
	Residential Asset Mortgage Products, Inc. 2000-RS1 A1, 8.00%, 03/25/30	74,469	75,059
	Residential Asset Mortgage Products, Inc. 2002-RS3 AI4, 6.14%, 06/25/32	99,525	99,459
	Specialty Underwriting & Residential Finance 2004-BC4 A2C, 3.34%, 10/25/35[7]	3,000,000	3,019,874
	Terwin Mortgage Trust 2003-3SL AX (IO), 12.00%, 10/25/33[4,6,7]	433,917	35,321
	Terwin Mortgage Trust 2003-5SL AX (IO), 10.00%, 10/25/34[6]	191,897	17,204
	Terwin Mortgage Trust 2003-7SL AX (IO), 14.50%, 12/25/33[4,6]	2,836,668	339,265
	Terwin Mortgage Trust 2004-1HE A1, 3.36%, 02/25/34[4,7]	382,719	383,198
	Terwin Mortgage Trust 2004-2SL AX (IO), 10.25%, 02/25/34[4,6]	2,350,001	198,575
	Terwin Mortgage Trust 2004-6SL AX (IO), 8.00%, 06/25/34[4,6]	14,843,720	1,447,263

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Terwin Mortgage Trust 2004-7HE A1, 3.40%, 07/25/34[4,7]	$2,064,708	$2,065,978
	Terwin Mortgage Trust 2005-5SL B4, 6.00%, 04/25/35[4]	1,000,000	941,256
	UCFC Home Equity Loan 1998-D BF1, 8.97%, 04/15/30	585	616

	Total Asset-Backed Securities (Cost $71,986,779)		72,074,518

CORPORATES—33.68%[2]
Automotive —6.13%	Ford Motor Credit Co., 4.95%, 01/15/08	5,000,000	4,798,455
	General Motors Corp.,
	8.25%, 07/15/23	6,500,000	5,627,141
	7.34%, 03/15/36	820,000	213,460
	Lear Corp., 7.96%, 05/15/05	1,300,000	1,306,154

			11,945,210

Banking—0.42%	Danske Bank A/S, 5.91%, 12/29/49[4,7]	790,000	827,391

Basic Industry —0.06%	Nalco Co., 8.88%, 11/15/13	100,000	107,500

Communications —6.08%	Advertising Directory Solutions Inc., 9.25%, 11/15/12[4,10]	220,000	232,100
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	7.14%, 12/15/10[4,7]	2,000,000	1,990,000
	8.75%, 11/15/13[10]	2,300,000	2,311,500
	Centennial Communications Corp., 8.13%, 02/01/14	650,000	669,500
	Level 3 Financing Inc. Bank Loan, 9.37%, 12/01/11[11]	1,000,000	1,050,400
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	1,375,000	1,397,344
	Qwest Communications International Inc., 6.29%, 02/15/09[4,7]	2,000,000	2,025,000
	Rogers Wireless Communications Inc., 6.14%, 12/15/10[7,10]	440,000	457,600
	Rural Cellular Corp., 7.51%, 03/15/10[7]	750,000	772,500
	XM Satellite Radio Inc., 8.24%, 05/01/09[7]	920,000	938,400

			11,844,344

Electric—4.21%	Calpine Corp., 8.41%, 07/15/07[4,7]	8,431,600	7,251,176
	Power Contract Financing LLC, 5.20%, 02/01/06[4]	952,100	959,899

			8,211,075

Finance—1.95%	Credit Suisse First Boston London, 9.65%, 03/24/10[4,7]	1,832,000	1,802,688
	FINOVA Group Inc., 7.50%, 11/15/09	945,015	413,444
	Metris Companies Inc. Bank Loan, 10.60%, 05/06/07[11]	1,500,000	1,586,850

			3,802,982

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Insurance—3.15%	Axis Capital Holdings Ltd., 5.75%, 12/01/14	$1,000,000	$1,014,636
	Fairfax Financial Holdings Ltd., 7.75%, 04/26/12	1,250,000	1,212,500
	Farmers Exchange Capital, 7.05%, 07/15/28[4]	1,000,000	1,047,244
	Nationwide Mutual Insurance Co., 6.60%, 04/15/34[4]	1,000,000	1,007,079
	Zurich Capital Trust I, 8.38%, 06/01/37[4]	1,700,000	1,859,499

			6,140,958

Secured Assets —0.47%	Ingress I Ltd. B-A, 7.38%, 03/30/40[4]	1,000,000	919,375

Transportation —11.21%	Air 2 US
	A, 8.03%, 10/01/20[4]	7,806,748	7,057,027
	C, 10.13%, 10/01/20[4]	1,949,412	202,437
	American Airlines, Inc. 1999-1
	A1, 6.86%, 10/15/10	54,380	55,051
	A2, 7.02%, 04/15/11[10]	10,000	10,110
	American Airlines, Inc. 2001-2 A1, 6.98%, 10/01/12	126,345	127,941
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	5,570,695	5,125,039
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	1,797,783	1,667,594
	Delta Air Lines, Inc. 2000-1
	A1, 7.38%, 11/18/11	18,280	17,531
	A2, 7.11%, 03/18/13	50,000	47,323
	A2, 7.57%, 05/18/12	100,000	93,274
	Delta Air Lines, Inc. 2001-1 A1, 6.62%, 09/18/12	13,966	13,427
	JetBlue Airways Corp. 2004-2 G1, 3.17%, 02/15/18[7]	2,000,000	2,004,790
	Northwest Airlines Inc. 2001-1 A1, 7.04%, 10/01/23	2,517,306	2,491,785
	Northwest Airlines Corp. 1999-2 A, 7.58%, 09/01/20	1,687,182	1,706,943
	Northwest Airlines Corp. Term Loan B, 9.09%, 11/23/10[7,11]	1,000,000	1,031,650
	NWA Trust A,
	8.26%, 03/10/06	42,640	40,721
	9.25%, 06/21/14	147,523	152,318

			21,844,961

	Total Corporates (Cost $67,281,908)		65,643,796

MORTGAGE-BACKED—11.53%[3]
Commercial Mortgage-Backed —1.10%	Structured Asset Securities Corp. 1995-C4 G, 8.97%, 06/25/26[7]	1,074,547	1,052,949
	Structured Asset Securities Corp. 1996-CFL H, 7.75%, 02/25/28	1,000,000	1,098,692

			2,151,641

Non-Agency Mortgage-Backed —3.06%	BHN Mortgage Fund 2000-1 AF, 8.00%, 03/31/11[4,6]	50,373	17,525
	Deutsche Mortgage Securities, Inc. 2004-4 1AIO (IO), 4.50%, 05/25/06[6]	25,002,000	633,411

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) Non-Agency Mortgage-Backed (continued)	DLJ Mortgage Acceptance Corp. 1995-Q7 SA (IO), 3.09%, 11/25/25[6,7]	$460,182	$575
	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[6,7]	21,612,425	742,927
	IndyMac INDX Mortgage Loan Trust 2004-AR5 2A1B, 3.25%, 08/25/34[7]	3,754,641	3,765,843
	Lehman Brothers Floating Rate Commercial Mortgage Trust 2000-LLFA K, 4.48%, 11/19/12[4,7]	234,301	234,599
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A, 7.00%, 12/25/33	542,837	557,930

			5,952,810

U.S. Agency Mortgage-Backed —7.37%	Fannie Mae 1993-80 S, 7.36%, 05/25/23[7]	51,646	51,559
	Fannie Mae 1997-44 SB (IO), 4.82%, 06/25/08[7]	383,307	15,067
	Fannie Mae 2001-31 SA, 12.00%, 11/25/17[7]	2,014,319	2,102,377
	Fannie Mae 2001-42 SB, 8.50%, 09/25/31	6,385	6,742
	Fannie Mae 2003-107 SQ (IO), 4.80%, 05/25/33[7]	1,604,220	129,340
	Fannie Mae 2003-124
	IO (IO), 5.25%, 03/25/31	3,945,906	374,930
	TS, 9.80%, 01/25/34[7]	140,351	153,680
	Fannie Mae 2003-13 GI (IO), 5.50%, 06/25/32	338,387	14,137
	Fannie Mae 2003-26 PI (IO), 5.50%, 11/25/32	2,924,262	422,824
	Fannie Mae 2003-37 IG (IO), 5.50%, 05/25/32	6,061,660	734,857
	Fannie Mae 2003-67 IH (IO), 5.00%, 01/25/25	2,000,000	224,811
	Fannie Mae 2003-85 IP (IO), 5.50%, 12/25/28	135,000	28,567
	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	1,105,288	252,044
	Freddie Mac 1602 SN, 10.09%, 10/15/23[7]	14,590	16,738
	Freddie Mac 2451 SP, 10.76%, 05/15/09[7]	25,191	26,200
	Freddie Mac 2527 TI (IO), 6.00%, 02/15/32	1,993,330	288,456
	Freddie Mac 2561 BX (IO), 5.00%, 05/15/17	3,690,563	450,936
	Freddie Mac 2587 IH (IO), 5.00%, 08/15/25	2,058,130	299,038
	Freddie Mac 2595 HY (IO), 5.50%, 03/15/23	282,359	45,001
	Freddie Mac 2596 IJ (IO), 5.00%, 01/15/17	1,632,753	190,888
	Freddie Mac 2603 LI (IO), 5.50%, 09/15/28	2,494,370	347,335
	Freddie Mac 2621 IJ (IO), 5.50%, 12/15/26	1,925,028	214,329
	Freddie Mac 2625 IO (IO), 5.00%, 12/15/31	374,099	50,180

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-Backed (continued) U.S. Agency Mortgage-Backed (continued)	Freddie Mac 2631 IJ (IO), 5.00%, 10/15/26	$570,000	$96,701
	Freddie Mac 2642 BW (IO), 5.00%, 06/15/23	308,201	53,148
	Freddie Mac 2657 LX (IO), 6.00%, 05/15/18	2,416,523	392,071
	Freddie Mac 2692 EI (IO), 5.50%, 08/15/33	413,512	84,554
	Freddie Mac 2764
	CT, 7.50%, 03/15/34[7]	1,082,434	1,012,076
	SH, 7.50%, 03/15/34[7]	1,031,538	995,837
	Freddie Mac 2807 ST, 8.50%, 07/15/30[7]	575,393	579,403
	Freddie Mac 2825 HS, 8.50%, 10/15/32[7]	887,684	910,639
	Freddie Mac 2827 JT, 8.50%, 12/15/32[7]	694,875	741,950
	Freddie Mac 2835 IB (IO), 5.50%, 01/15/19	2,000,000	189,532
	Freddie Mac Pool 390381, 3.37%, 02/01/37[7]	368,688	371,018
	Government National Mortgage Association 1999-38 SP (IO), 0.25%, 05/16/26[7]	244,542	214
	Government National Mortgage Association 2001-31 SJ, 18.03%, 02/20/31[7]	307,561	345,189
	Government National Mortgage Association 2003-28 LI (IO), 5.50%, 02/20/32	696,859	90,860
	Government National Mortgage Association 2003-58 IG (IO), 5.50%, 05/17/29	200,000	41,589
	Government National Mortgage Association 2004-34 IA (IO), 5.50%, 12/20/31	1,088,090	148,531
	Government National Mortgage Association 2004-69 SG, 7.00%, 08/16/33[7]	940,913	937,199
	Government National Mortgage Association 2004-8 SE, 8.60%, 11/26/23[7]	950,000	928,491

			14,359,038

	Total Mortgage-Backed (Cost $22,035,027)		22,463,489

	Total Bonds (Cost $161,303,714)		160,181,803

		Shares

EQUITIES 1.45%
Automotive —0.12%	Corts Trust for Ford Motor Co. (PFD), 8.00%, 07/16/31	700	16,688
	Preferred Plus Trust Ford Motor Co. (PFD), 8.25%, 07/16/31	8,100	201,892
	Saturns-Hertz Corp. 2003-10 (PFD), 7.75%, 01/15/28	1,000	24,950

			243,530

	Issues	Shares	Value

Bonds (continued) Equities (continued) Banking—0.05%	Corp-Backed Trust Certificates Keycorp Institutional Capital B (PFD), 8.25%, 12/15/26	3,647	$95,260

Communications —0.99%	Corts Trust US West Communications (PFD), 7.50%, 11/15/43	7,118	167,273
	MCI Inc.	30,100	750,092
	Preferred Plus Trust Citizens Communications Co. (PFD), 8.38%, 10/01/46	12,100	299,717
	Preferred Plus Trust Qwest Capital Funding (PFD),
	7.75%, 02/15/31	9,650	179,973
	8.00%, 02/15/31	19,500	375,180
	Preferred Plus Trust Verizon Global Funding Corp. (PFD), 7.63%, 12/01/30	6,100	159,820

			1,932,055

Insurance—0.08%	Corp-Backed Trust Certificates MBNA Capital A (PFD), 8.80%, 12/01/26	6,425	166,086

Transportation —0.21%	Northwest Airlines Corp.[8]	60,416	404,183

	Total Equities (Cost $2,824,250)		2,841,114

		Principal Amount

SHORT TERM INVESTMENTS 15.83%
Commercial Paper—3.71%	CIT Group Inc., 2.74%[5], 05/17/05	$4,435,000	4,418,707
	Credit Suisse First Boston NY, 2.63%[5], 04/15/05	2,810,000	2,807,137

			7,225,844

Money Market RIC—1.54%	J.P. Morgan Institutional Prime Money Market	3,000,000	3,000,000

U.S. Agency Discount Notes —10.53%	Fannie Mae,
	2.53%[5], 04/15/05[9]	70,000	69,932
	2.58%[5], 04/20/05	2,000,000	1,997,324
	2.71%[5], 05/18/05	2,000,000	1,992,780
	2.72%[5], 05/18/05	1,900,000	1,893,141
	3.12%[5], 09/26/05	3,490,000	3,435,901
	3.14%[5], 09/26/05	5,100,000	5,020,945
	3.20%[5], 10/03/05	4,000,000	3,933,708
	Freddie Mac, 2.98%[5], 07/05/05	2,200,000	2,182,961

			20,526,692

U.S. Treasury Bills—0.05%	U.S. Treasury Bills,
	3.02%[5], 09/08/05[9]	89,000	87,830
	3.06%[5], 09/08/05[9]	10,000	9,868

			97,698

	Total Short Term Investments (Cost $30,855,287)		30,850,234

	Total Investments—99.47% (Cost $194,983,251)[1]		193,873,151

	Cash and Other Assets, Less Liabilities—0.53%		1,025,806

	Net Assets—100.00%		$194,898,957

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

SECURITIES SOLD SHORT

		Shares	Proceeds	Market Value
Equities—(0.43)%	AMR Corp.[8]	16,100	$171,769	$172,270
	Continental Airlines, Inc., Cl. B8	78,190	909,234	941,408
	Qwest Communications International, Inc.[8]	33,000	127,809	122,100

	Total Securities Sold Short		$1,208,812	$1,235,778

WRITTEN CALL OPTIONS

Contracts		Exercise Price	Proceeds	Market Value
181	MCI, Inc. Expire June 2005	$20	$17,557	$90,500
120	MCI, Inc. Expire June 2005	25	5,280	9,000

	Total Written Call Options		$22,837	$99,500

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation
9	U.S. Treasury Two Year Note, June 2005	$(2,629)
232	U.S. Treasury Five Year Note, June 2005	224,141
37	U.S. Treasury Ten Year Note, June 2005	32,573

	Net unrealized appreciation	$254,085

SWAPS: CREDIT DEFAULT (PURCHASED)

Notional Amount (000’s)		Unrealized Appreciation
2,000	Pay a fixed rate equal to 5.00% and the Fund will receive from the counterparty at par in the event of default of the Calpine Corp., 7.75% due 04/15/09. Counterparty: J.P. Morgan Chase & Co. Expire 09/20/08	$300,000
1,000	Pay a fixed rate equal to 5.00% and the Fund will receive from the counterparty at par in the event of default of the Calpine Corp., 8.50% due 02/15/11. Counterparty: Morgan Stanley Dean Witter & Co. Expire 09/20/08	105,000

Notional Amount (000’s)		Unrealized Appreciation
3,000	Pay a fixed rate equal to 3.75% and the Fund will receive from the counterparty at par in the event of default of the Dow Jones CDX.NA.IG Series 3, 3.75% due 03/20/10. Counterparty: J.P. Morgan Chase & Co. Expire 12/20/09	$60,000
5,000	Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par in the event of default of the Ford Motor Credit Co., 7.38% due 10/28/09. Counterparty: J.P. Morgan Chase & Co. Expire 03/20/06	36,210
5,000	Pay a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par in the event of default of the Maytag Corp., 5.00% due 05/15/15. Counterparty: Merrill Lynch & Co., Inc. Expire 12/20/09	112,326
1,000	Pay a fixed rate equal to 1.17% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. CounterParty: Deutsche Bank AG Expire 12/20/09	1,234
3,500	Pay a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. CounterParty: Bear Stearns Co. Expire 12/20/09	—
2,000	Pay a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. CounterParty: Bear Stearns Co. Expire 03/20/10	(3,579)
13,000	Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par in the event of default of the Southwest Airlines, Co., 6.50% due 03/01/12. Counterparty: Deutsche Bank AG. Expire 12/20/09	(73,471)
5,000	Pay a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par in the event of default of the Viacom Inc., 5.63% due 08/15/12. Counterparty: Merrill Lynch & Co., Inc. Expire 09/20/09	9,107

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

Notional Amount (000’s)		Unrealized Appreciation
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Ace Securities Corp. 2004-RM2 B1, 4.55% due 01/25/35. Counterparty: Citigroup Inc. Expire 01/25/35	$(5,197)
207	Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset Backed Securities Trust 2004-5 B3, 6.35% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(9,333)
207	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 5.00% due 07/25/34. Counterparty: Citigroup Inc. Expire 07/25/34	(4,347)
5,000	Pay a fixed rate equal to 0.60% and the Fund will receive from the counterparty at par in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R7 M1 3.37% due 08/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	(40,500)
207	Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 4.80% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(4,274)
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 4.65% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(5,375)
207	Pay a fixed rate equal to 2.05% and the Fund will receive the counterparty at par in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 5.05% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(5,375)

Notional Amount (000’s)		Unrealized Appreciation
345	Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 4.35% due 01/25/34. Counterparty: Citigroup Inc. Expire 01/25/34	$(8,958)
345	Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 5.00% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(8,958)
5,000	Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par in the event of default of the Fremont Home Loan Trust 2004-B M1, 3.43% due 05/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	(33,750)
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 4.55% due 12/25/34. Counterparty: Citigroup Inc. Expire 12/25/34	(5,342)
207	Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 5.95% due 03/25/35. Counterparty: Citigroup Inc. Expire 03/25/35	(9,026)
207	Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 5.10% due 06/25/34. Counterparty: Citigroup Inc. Expire 06/25/34	(4,816)
5,000	Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par in the event of default of the Long Beach Mortgage Loan Trust 2004-3 M1, 3.42% due 09/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	(33,750)

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

Notional Amount (000’s)		Unrealized Appreciation
207	Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Mastr Asset Backed Securities Trust 2004-WMC2 M5, 5.25% due 04/25/34. Counterparty: Citigroup Inc. Expire 04/25/34	$(3,812)
207	Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 4.80% due 08/25/34. Counterparty: Citigroup Inc. Expire 08/25/34	(6,217)
207	Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 5.10% due 05/25/34. Counterparty: Citigroup Inc. Expire 05/25/34	(4,493)
345	Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 5.55% due 02/25/35. Counterparty: Citigroup Inc. Expire 02/25/35	(11,387)
207	Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 4.70% due 11/25/34. Counterparty: Citigroup Inc. Expire 11/25/34	(4,808)

	Net unrealized appreciation	$337,109

SWAPS: CREDIT DEFAULT (WRITTEN)

Notional Amount (000’s)		Unrealized Appreciation
5,000	Receive a fixed rate equal to 0.90% and the Fund will pay to the counterparty at par in the event of default of the Ford Motor Credit Co., 6.50% due 07/15/13. Counterparty: J.P. Morgan Chase & Co. Expire 03/20/06	$(29,004)
4,000	Receive a fixed rate equal to 1.25% and the Fund will pay to the counterparty at par in the event of default of the General Motors Corp., 7.13% due 07/15/13. Counterparty: Deutsche Bank AG Expire 07/15/13	(26,626)
10,000	Receive a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R7 A4, 3.37% due 08/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	99,000
10,000	Receive a fixed rate equal to 0.45% and the Fund will pay to the counterparty at par in the event of default of the Fremont Home Loan Trust 2004-B 2A3, 3.43% due 05/25/24. Counterparty: Deutsche Bank AG Expire 07/25/34	85,500
10,000	Receive a fixed rate equal to 0.45% and the Fund will pay to the counterparty at par in the event of default of the Long Beach Mortgage Loan Trust 2004-3 A4, 3.42% due 09/25/34. Counterparty: Deutsche Bank AG Expire 07/25/34	85,500

	Net unrealized appreciation	$214,370

Notes:

[1]	Cost for Federal income tax purposes is $195,191,540 and net unrealized appreciation consists of:

Unrealized (Depreciation)
Gross unrealized appreciation	$5,704,440
Gross unrealized depreciation	(7,022,829)

Net unrealized (depreciation)	$(1,318,389)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $42,848,366 representing 21.98% of total net assets.
[5]	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2005

[6]	Illiquid Security.
[7]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[8]	Non-income producing security.
[9]	Securities, or a portion there of, pledged as collateral with a value of $167,630 on 278 short U.S. Treasury Note futures contracts expiring June 2005.
[10]	Securities, or a portion there of, pledged as collateral with a value of $2,412,277 for securities sold short and options.
[11]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
11/17/04	Level 3 Financing Inc. Bank Loan, 9.37%, 12/01/11	$1,000,000	$1,050,400	0.54%
05/04/04	Metris Companies Inc. Bank Loan, 10.60%, 05/06/07	1,536,575	1,586,850	0.81%
11/19/04	Northwest Airlines Corp. Term Loan B, 9.09%, 11/23/10	1,000,000	1,031,650	0.53%

		$3,536,575	$3,668,900	1.88%

*	The aggregate value of fair valued securities is $18,216,704, which is 9.35% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(IO): Interest Only

(MTN): Medium Term Note

(PFD): Preferred Stock

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2005

Issues	Principal Amount	Value

BONDS 88.41%
ASSET-BACKED SECURITIES—28.22%[3]
ARG Funding Corp. 2003-1A B, 4.60%, 03/20/07[4,8]	$1,800,000	$1,801,625
Bear Stearns Asset Backed Securities, Inc. 2000-2 M1, 8.04%, 08/25/30	1,900,000	1,977,970
Castle Trust 2003-1AW A1, 3.56%, 05/15/27[4,8]	932,087	932,549
Centex Home Equity 1999-1 A4, 6.39%, 10/25/27	229,914	230,304
CIT Group Home Equity Loan Trust 2002-1 MV2, 4.10%, 08/25/30[8]	1,240,000	1,250,580
Conseco Finance 2000-C B2, 4.86%, 07/15/29[8]	329,324	312,561
Conseco Finance 2001-A IIM2, 8.81%, 03/15/32	700,000	730,863
Conseco Finance 2002-C BF2, 8.00%, 06/15/32[4]	658,143	661,039
Conseco Finance Securitizations Corp. 2000-6 A4, 6.77%, 09/01/32	138,865	140,968
Conseco Finance Securitizations Corp. 2001-3 A2, 5.16%, 05/01/33	159,291	159,776
CS First Boston Mortgage Securities Corp. 2001-HE25 M2, 4.55%, 03/25/32[8]	1,299,000	1,301,353
Embarcadero Aircraft Securitization Trust 2000-A A1, 3.29%, 08/15/25[4,8]	1,700,000	982,813
Equity One ABS, Inc. 2004-3 AF1, 3.01%, 07/25/34[8]	1,473,074	1,474,236
Fannie Mae Whole Loan 2002-W12 AF4, 4.24%, 02/25/33	892,105	892,308
First Alliance Mortgage Loan Trust 1994-4 A1, 9.28%, 02/25/26	9,251	9,216
GMAC Mortgage Corporation Loan Trust 2001-HLT2 AII, 5.55%, 04/25/27	514,252	520,913
Green Tree Financial Corp. 1997-6 B1, 7.17%, 01/15/29	1,700,000	287,718
Green Tree Financial Corp. 1999-3 A5, 6.16%, 02/01/31	5,276	5,365
Green Tree Home Improvement Loan Trust 1995-C B2, 7.60%, 07/15/20	296,424	296,973
Green Tree Home Improvement Loan Trust 1995-F B2, 7.10%, 01/15/21	547,875	542,333
Green Tree Home Improvement Loan Trust 1996-B A, 6.45%, 10/15/15	12,050	12,065
Green Tree Home Improvement Loan Trust 1998-B HEM2, 7.33%, 11/15/29	97,024	97,201
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS, 7.24%, 12/15/22	379,662	380,281

	Issues	Principal Amount	Value

Bonds (continued) Asset-Backed Securities (continued)	Household Mortgage Loan Trust 2002-HC1 M, 3.50%, 05/20/32[8]	$1,295,023	$1,297,423
	HPSC Equipment Receivables LLC 2003-1A F, 13.95%, 07/20/11[4]	193,659	197,532
	IndyMac Home Equity Loan Asset-Backed Trust 2002-A
	M1, 3.60%, 05/25/33[8]	1,500,000	1,508,147
	M2, 4.10%, 05/25/33[8]	2,000,000	2,023,808
	Irwin Home Equity 2004-A 1A1A, 3.00%, 01/25/34[8]	1,913,738	1,915,759
	Keystone Home Improvement Loan Trust 1997-P2 IB, 7.94%, 04/15/18[4]	147,857	147,593
	Mego Mortgage Home Loan Trust 1997-4 M1, 7.50%, 09/25/23	420,990	419,993
	Mellon Residential Funding Corp. 2001-HEIL A4, 6.62%, 02/25/21	1,456,788	1,475,612
	NationsCredit Grantor Trust 1997-1 A, 6.75%, 08/15/13	1,599	1,606
	New Century Home Equity Loan Trust 2004-4 A3, 2.99%, 02/25/35[8]	2,245,768	2,247,153
	Novastar NIM Trust 2003-N1, 7.39%, 09/26/33[4]	1,254	1,254
	Oakwood Mortgage Investors, Inc. 2002-B A1, 3.04%, 05/15/13[8]	345,588	294,044
	Option One Mortgage Loan Trust 2003-2 A2, 3.15%, 04/25/33[8]	479,413	480,555
	Residential Asset Mortgage Products, Inc. 2002-RZ3 A4, 4.73%, 12/25/31	610,914	610,889
	Residential Asset Securities Corp. 2004-KS10 AI1, 3.02%, 10/25/13[8]	1,692,930	1,694,335
	Structured Asset Investment Loan Trust 2004-1 A2, 3.05%, 02/25/34[8]	389,830	389,378
	Structured Asset Investment Loan Trust 2004-BNC2 A3, 3.03%, 12/25/13[8]	1,584,648	1,586,043
	Structured Asset Receivables Trust 2003-1, 2.64%, 01/21/10[4,8]	1,307,907	1,302,937
	Structured Asset Receivables Trust 2003-2, 2.54%, 01/21/09[4,8]	735,594	735,594
	Structured Settlements Fund 1999-A A, 7.25%, 12/20/15[4]	192,218	195,282
	Terwin Mortgage Trust 2003-7SL AX (IO), 14.50%, 12/25/33[4,6]	2,108,334	252,157
	Terwin Mortgage Trust 2004-5HE A1A, 2.98%, 06/25/35[8]	1,205,422	1,206,227
	Terwin Mortgage Trust 2004-9HE A2, 3.01%, 09/25/34[4,8]	1,521,989	1,521,514
	UCFC Home Equity Loan 1998-D MF1, 6.91%, 04/15/30	1,100,000	1,118,463

	Total Asset-Backed Securities (Cost $38,595,576)		37,624,308

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued)

CORPORATES—32.88%[2]
Automotive —5.66%	DaimlerChrysler NA Holding Corp.,
	3.77%, 08/08/06[8] (MTN)	$233,000	$235,293
	3.20%, 03/07/07[8]	1,160,000	1,160,788
	Ford Motor Credit Co.,
	3.92%, 09/28/07[8] (MTN)	1,695,000	1,654,079
	4.05%, 01/15/10[8]	1,560,000	1,514,315
	General Motors Acceptance Corp, 5.11%, 12/01/14[8]	3,466,000	2,983,959

			7,548,434

Banking—1.12%	Citicorp Lease, 7.22%, 06/15/05[4]	793,150	799,012
	Societe Generale (EMTN), 3.31%, 10/29/49[8]	700,000	698,982

			1,497,994

Communications —3.48%	Comcast Corp., 7.63%, 02/15/08	1,000,000	1,069,331
	CSC Holdings Inc.,
	7.88%, 12/15/07	1,000,000	1,045,000
	7.25%, 07/15/08	250,000	257,500
	Qwest Capital Funding, Inc., 7.75%, 08/15/06	700,000	711,375
	Qwest Corp. Bank Loan, 6.50%, 06/30/07[10]	1,500,000	1,549,350

			4,632,556

Electric—7.06%	Calpine Corp., 8.41%, 07/15/07[4,8]	1,970,000	1,694,200
	CenterPoint Energy Resources Corp., 8.13%, 07/15/05	1,300,000	1,317,518
	CenterPoint Energy Term Loan, 12.75%, 11/11/05[10]	2,500,000	2,663,500
	East Coast Power LLC, 6.74%, 03/31/08	1,309,515	1,332,844
	Pinnacle West Capital Corp., 3.54%, 11/01/05[8]	1,400,000	1,400,945
	Power Contract Financing LLC, 5.20%, 02/01/06[4]	994,564	1,002,712

			9,411,719

Energy—1.05%	Tesoro Petroleum Corp., 9.63%, 11/01/08	1,300,000	1,400,750

Entertainment —0.95%	News America, Inc., 3.26%[5], 02/28/21[9]	2,188,000	1,271,775

Finance—3.03%	CIT Group Inc., 3.10%, 11/23/07[8]	1,630,000	1,634,215
	Credit Suisse First Boston London, 9.65%, 03/24/10[4,8]	1,322,000	1,300,848
	FINOVA Group Inc., 7.50%, 11/15/09	670,331	293,270
	Goldman Sachs Group, Inc. (MTN), 3.12%, 03/02/10[8]	812,000	812,940

			4,041,273

Health Care —1.07%	HCA, Inc., 7.13%, 06/01/06	1,380,000	1,426,771

Lodging—0.48%	La Quinta Inns, Inc., 7.40%, 09/15/05	625,000	634,375

	Issues	Principal Amount	Value

Bonds (continued) Corporates (continued) Real Estate Investment Trust (REIT)—2.15%	Duke Realty LP, 3.31%, 12/22/06[8]	$1,180,000	$1,180,728
	EOP Operating LP, 3.70%, 10/01/10[8]	1,670,000	1,689,103

			2,869,831

Retail—1.28%	OfficeMax Inc. (MTN), 7.66%, 05/27/05	1,700,000	1,710,489

Secured Assets —0.24%	Zermatt CBO Ltd. 1A A, 3.65%, 09/01/10[4,8]	328,809	315,262

Transportation —5.31%	Air 2 US A, 8.03%, 10/01/20[4]	1,849,420	1,671,811
	American Airlines, Inc. 2002-1 G, 3.67%, 03/23/09[8]	786,088	788,379
	Continental Airlines, Inc. 1997-1 A, 7.46%, 10/01/16	187,114	175,926
	Continental Airlines, Inc. 1997-2 A, 7.15%, 12/30/08	496,189	456,494
	Continental Airlines, Inc. 1998-2 A, 6.41%, 10/15/08	1,174,688	1,089,621
	Delta Air Lines, Inc. 2003-1 G, 3.45%, 07/25/09[8]	947,811	949,692
	United Air Lines, Inc. 1997-1 1A, 2.63%, 12/02/14[8]	1,009,444	933,736
	United Air Lines, Inc. Term Loan, 6.79%, 06/30/05[8,10]	996,175	1,006,535

			7,072,194

	Total Corporates (Cost $44,780,234)		43,833,423

MORTGAGE-BACKED—23.39%[3]
Non-Agency Mortgage-Backed —17.60%	Banc of America Funding Corp. 2000-1 1A12, 6.75%, 11/20/32	10,506	10,493
	Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41, 5.17%, 02/25/34[8]	1,369,072	1,378,254
	Commercial Mortgage Asset Trust 1999-C1 A1, 6.25%, 01/17/32	1,648,594	1,666,872
	Countrywide Home Loans 2005-3 1A3, 3.09%, 04/25/35[8]	1,771,806	1,774,508
	DLJ Mortgage Acceptance Corp. 1994-QE2 S (IO), 3.81%, 06/25/24[4,6,8]	269,588	168
	Harborview Mortgage Loan Trust 2005-1 X (IO), 1.87%, 03/19/35[6]	7,831,524	269,209
	IndyMac INDX Mortgage Loan Trust 2004-AR7 A2, 3.28%, 09/25/34[8]	1,701,282	1,707,826
	IndyMac INDX Mortgage Loan Trust 2004-AR12 A1, 3.24%, 12/25/34[8]	1,824,594	1,827,805
	Magnus Funding Ltd. 1A B, 4.11%, 06/15/11[4,6,8]	1,130,665	98,990
	Mastr Adjustable Rate Mortgages Trust 2004-13 3A2, 3.79%, 11/21/34[8]	1,754,867	1,754,459

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-backed (continued) Non-Agency Mortgage-Backed (continued)	Mastr Seasoned Securities Trust 2004-1 4A1, 5.25%, 10/25/32	$1,711,737	$1,729,109
	Residential Accredit Loans, Inc. 2002-QS17 NB1, 6.00%, 11/25/32	413,325	417,295
	Residential Asset Mortgage Products, Inc. 2003-SL1 A11, 7.13%, 03/25/16	1,760,930	1,816,265
	Residential Funding Mortgage Securities I 2002-S19 A2, 6.00%, 12/25/32	211,497	211,465
	Ryland Acceptance Corp. IV 28 1, 11.50%, 12/25/16	5,406	5,529
	Structured Asset Securities Corp. 2002-5A 6A, 6.54%, 04/25/32[8]	80,652	82,663
	Summit Mortgage Trust 2000-1 B5, 6.06%, 12/28/12[4,8]	2,463	2,403
	Terwin Mortgage Trust 2004-13AL 2PX (IO), 0.34%, 08/25/34[4,6]	30,424,499	635,872
	Washington Mutual 2002-AR18 A, 4.14%, 01/25/33[8]	873,049	863,289
	Washington Mutual 2004-AR12 A4A, 2.94%, 10/25/44[8]	1,815,974	1,815,494
	Washington Mutual 2005-AR1 A2A2, 2.94%, 01/25/45[8]	2,166,311	2,164,248
	Washington Mutual 2005-AR2 2A22, 2.91%, 01/25/45[8]	1,947,145	1,948,589
	Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A, 7.00%, 12/25/33	1,248,525	1,283,239

			23,464,044

U.S. Agency Mortgage-Backed —5.79%	Fannie Mae 1993-95 SB, 15.05%, 06/25/08[8]	4,273	4,857
	Fannie Mae 1997-91 SL (IO), 7.50%, 11/25/23[8]	836,979	155,579
	Fannie Mae 2001-60 JZ, 6.00% 03/25/31	176,698	179,365
	Fannie Mae 2002-97 PD, 5.00%, 03/25/22	1,900,000	1,906,059
	Fannie Mae 2003-37 IG (IO), 5.50%, 05/25/32	1,478,454	179,233
	Fannie Mae 2003-62 IG (IO), 5.00%, 10/25/31	1,000,000	321,075
	Fannie Mae 2003-91 IQ (IO), 5.50%, 06/25/26	1,512,667	153,463
	Fannie Mae 342 2 (IO), 6.00%, 09/01/33	581,207	132,536
	Fannie Mae G-36 ZB, 7.00%, 11/25/21	8,568	8,991
	Fannie Mae Pool 646884, 5.60%, 05/01/32[8]	656,698	677,249
	Freddie Mac 2 L, 8.00%, 11/25/22	66,838	71,086
	Freddie Mac 2080 PJ, 6.50%, 08/15/28	1,211,910	1,258,771

	Issues	Principal Amount	Value

Bonds (continued) Mortgage-backed (continued) U.S. Agency Mortgage-Backed (continued)	Freddie Mac 2535 LI (IO), 5.50%, 08/15/26	$759,496	$51,506
	Freddie Mac 2557 IM (IO), 5.50%, 03/15/22	1,005,144	57,561
	Freddie Mac 2837 WZ, 5.00%, 08/15/19	267,525	267,069
	Freddie Mac 2844 AZ, 5.00%, 11/15/31	307,767	307,631
	Freddie Mac 2845 PI (IO), 5.50%, 02/15/32	1,222,031	132,362
	Government National Mortgage Association 2003-75 CI (IO), 5.50%, 01/20/21	2,429,677	194,746
	Government National Mortgage Association 2004-34 IA (IO), 5.50%, 12/20/31	1,300,000	177,458
	Government National Mortgage Association Pool 80968, 4.00%, 07/20/34[8]	1,456,677	1,481,627

			7,718,224

	Total Mortgage-Backed (Cost $32,336,920)		31,182,268

U.S. AGENCY SECURITIES—3.43%
U.S. Agency Securities —3.43%	Fannie Mae, 2.63%, 11/15/06	4,668,000	4,576,797

	Total U.S. Agency Securities (Cost $4,589,840)		4,576,797

U.S. TREASURY SECURITIES—0.49%
U.S. Treasury Notes—0.49%	U.S. Treasury Notes, 3.00%, 11/15/07	669,000	654,679

	Total U.S. Treasury Securities (Cost $657,632)		654,679

	Total Bonds (Cost $120,960,202)		117,871,475

		Shares

COMMON STOCK 0.15%
Communications —0.15%	MCI Inc.	8,155	203,223

	Total Common Stock (Cost $475,696)		203,223

		Principal Amount

SHORT TERM INVESTMENTS 11.23%
Commercial Paper —2.31%	CIT Group Inc., 2.65%[5], 04/19/05	$1,335,000	1,333,214
	Credit Suisse First Boston NY, 2.63%[5], 04/15/05	1,750,000	1,748,217

			3,081,431

Money Market RIC —1.26%	J.P. Morgan Prime Money Market Fund	1,676,530	1,676,530

See accompanying notes to financial statements.

AlphaTrakSM 500 Fund

Schedule of Portfolio Investments

March 31, 2005

	Issues	Principal Amount	Value

Bonds (continued) Short Term Investments (continued) U.S. Agency Discount Notes —7.66%	Fannie Mae, 2.78%[5], 05/25/05	$2,500,000	$2,489,519
	Fannie Mae, 3.12%[5], 09/26/05	1,360,000	1,338,919
	Freddie Mac, 3.11%[5], 09/20/05[7]	6,345,000	6,249,964
	Freddie Mac, 3.18%[5], 09/20/05[7]	140,000	137,903

			10,216,305

	Total Short Term Investments (Cost $14,977,285)		14,974,266

	Total Investments—99.79% (Cost $136,413,183)[1]		133,048,964

	Cash and Other Assets, Less Liabilities—0.21%		275,741

	Net Assets—100.00%		$133,324,705

WRITTEN CALL OPTIONS

Contracts (000’s)		Exercise Price	Proceeds	Market Value
2,188	News America, Inc. Expire July 2005	$59.525	—	$(13,281)

	Total Written Call Options		—	$(13,281)

SWAPS: INTEREST RATE

Notional Amount (000’s)		Unrealized Appreciation
1,300	Pay a fixed rate of 0.00% and the Fund will receive 3 month LIBOR plus 45 basis points from the counterparty. Counterparty: Morgan Stanley Dean Witter & Co. Expire 02/08/06	$52,665

SWAPS: TOTAL RETURN

Notional Amount (000’s)		Accumulated Unrealized Appreciation
20,000	S&P 500 Total Return issued by Credit Suisse First Boston, -2.79%[8], Expire 10/04/05	$1,376,733

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized (Depreciation)
378	S&P 500 Index, June 2005	$(2,641,443)
8	S&P 500 Mini, June 2005	(35)

	Net unrealized (depreciation)	$(2,641,478)

Notes:

[1]	Cost for Federal income tax purposes is $136,413,183 and net unrealized depreciation consists of:

Unrealized (Depreciation)
Gross unrealized appreciation	$2,195,917
Gross unrealized depreciation	(5,560,136)

Net unrealized (depreciation)	$(3,364,219)

[2]	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
[3]	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2005 was $20,599,384 representing 15.45% of total net assets.
[5]	Represents annualized yield at date of purchase.
[6]	Illiquid Security.
[7]	Securities, or a portion there of, pledged as collateral with a value of $6,387,868 on 378 long S&P Index futures contracts and 8 S&P Mini futures contacts expiring March 2005.
[8]	Floating rate security. The rate disclosed is that in effect at March 31, 2005.
[9]	Securities, or a portion there of, pledged as collateral with a value of $1,271,775 for options.
[10]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
05/09/03	CenterPoint Energy Term Loan, 12.75%, 11/11/05	$2,601,592	$2,663,500	2.00%
08/05/03	Qwest Corp. Bank Loan, 6.50%, 06/30/07	1,491,695	1,549,350	1.16%
08/31/04	United Air Lines, Inc. Term Loan, 6.79%, 06/30/05	996,175	1,006,535	0.76%

		$5,089,462	$5,219,385	3.92%

*	The aggregate value of fair valued securities is $14,392,002, which is 10.79% of net assets, which have not been valued utilizing an independent quote and valued pursuant to guidelines established by the Board of Trustees.

(EMTN): Euro Medium term note

(IO): Interest only

(MTN): Medium term note

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2005

	Ultra Short Bond Fund*	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Assets:
Investments, at value (Cost $228,026,790, $686,781,755, $47,853,570, and $1,392,945,520, respectively) (Note 2)	$226,549,647	$664,601,461	$47,302,955	$1,352,560,525
Swap contracts, at value (Cost $0) (Note 3)	89,131	8,512	1,017	186,533
Cash and cash equivalents (Note 2)	322,146	99,158	20,527	576,382
Interest receivable on swap contracts (Note 3)	6,374	12,141	918	37,610
Dividends and interest receivable	1,353,061	5,226,009	423,592	15,955,068
Receivable for securities sold	—	1,734,082	—	8,284,612
Receivable for capital stock sold	240,927	1,382,006	—	5,460,246
Due from Adviser (Note 5)	52,544	24,055	11,193	39,990
Other assets	79,731	—	776	6,559

Total assets	228,693,561	673,087,424	47,760,978	1,383,107,525

Liabilities:
Option contracts, at value (Cost $0) (Note 3)	22,477	61,289	4,589	171,514
Payable for securities purchased	290,031	26,040,801	1,737,737	77,444,911
Payable for capital stock redeemed	2,391,488	1,162,177	20	724,726
Due to Adviser (Note 5)	63,930	163,440	13,478	388,817
Accrued expenses	48,617	141,953	29,574	254,945
Accrued 12b-1 expenses	25,073	52,348	27	82,670
Distributions payable	17,702	135,793	—	316,795

Total liabilities	2,859,318	27,757,801	1,785,425	79,384,378

Net assets	$225,834,243	$645,329,623	$45,975,553	$1,303,723,147

Class M Shares:
Net assets (Applicable to 34,434,550, 34,642,071, 15,008, and 47,783,776 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$175,983,436	$325,137,415	$154,230	$463,894,845

Net asset value, offering and redemption price per Class M share	$5.11	$9.39	$10.28	$9.71

Class I Shares:
Net assets (Applicable to 9,762,417, 34,106,697, 4,459,564, and 86,530,352 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$49,850,807	$320,192,208	$45,821,323	$839,828,302

Net asset value, offering and redemption price per Class I share	$5.11	$9.39	$10.27	$9.71

Net Assets Consist of:
Capital paid-in	$227,265,709	$699,928,633	$46,343,307	$1,419,051,492
Accumulated undistributed net investment income on investments	36	377,906	776	1,233,112
Accumulated undistributed net realized (loss)/gain on investments, futures contracts, swap contracts, and options	(21,013)	(32,743,845)	185,657	(76,191,481)
Net unrealized (depreciation) on investments	(1,477,143)	(22,180,294)	(550,615)	(40,384,995)
Net unrealized appreciation/(depreciation) on swap contracts and options	66,654	(52,777)	(3,572)	15,019

	$225,834,243	$645,329,623	$45,975,553	$1,303,723,147

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2005

	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Assets:
Investments, at value (Cost $53,338,871, $194,983,251, and $136,413,183 respectively) (Note 2)	$53,932,404	$193,873,151	$133,048,964
Swap contracts, at value (Cost $849,348) (Note 3)	—	1,400,827	—
Cash and cash equivalents (Note 2)	462,811	1,580,979	135,913
Dividends and interest receivable	901,127	2,128,192	757,893
Receivable for securities sold	—	—	214,864
Receivable for capital stock sold	403,161	300,536	30,119
Due from Adviser (Note 5)	15,803	22,569	13,877
Other assets	—	9,488	—

Total assets	55,715,306	199,315,742	134,201,630

Liabilities:
Securities sold short (Proceeds $1,208,812) (Note 3)	—	1,235,778	—
Swap contracts, at value (Cost $0) (Note 3)	20,180	—	332,699
Option contracts, at value (Cost $22,837 and $0) (Note 3)	—	99,500	13,281
Payable for securities purchased	662,222	2,165,494	—
Payable for capital stock redeemed	95,422	363,436	143,192
Interest payable on swap contracts (Note 3)	684	11,749	46,763
Variation Margin (Note 3)	4,746	135,604	214,682
Due to Adviser (Note 5)	44,587	301,607	—
Accrued expenses	33,961	42,429	44,540
Accrued 12b-1 expenses	5,810	21,301	—
Distributions payable	18,010	39,887	81,768

Total liabilities	885,622	4,416,785	876,925

Net assets	$54,829,684	$194,898,957	$133,324,705

Class M Shares:
Net assets (Applicable to 2,197,393, 9,114,676 and 17,523,538 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$25,094,363	$102,231,831	$133,324,705

Net asset value, offering and redemption price per Class M share	$11.42	$11.22	$7.61

Class I Shares:
Net assets (Applicable to 2,602,293 and 8,261,804 shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$29,735,321	$92,667,126	N/A

Net asset value, offering and redemption price per Class I share	$11.43	$11.22	N/A

Net Assets Consist of:
Capital paid-in (Note 7)	$52,158,563	$194,672,919	$151,961,257
Accumulated undistributed net investment income	89,718	775,872	117,645
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, swap contracts, options, and securities sold short	1,995,775	(141,669)	(14,164,617)
Net unrealized appreciation/(depreciation) on investments	593,533	(1,110,100)	(3,364,219)
Net unrealized (depreciation)/appreciation on futures contracts, swap contracts, options, and securities sold short	(7,905)	701,935	(1,225,361)

	$54,829,684	$194,898,957	$133,324,705

N/A	— Not Applicable

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2005

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Investment Income:
Interest	$6,678,314	$24,848,443	$2,350,107	$85,504,370
Dividends	—	473,436	—	1,465,968

Total investment income	6,678,314	25,321,879	2,350,107	86,970,338

Expenses:
Investment advisory fees (Note 5)	444,052	1,755,598	155,053	4,555,546
Administration fees	151,973	398,000	74,000	835,038
Auditing and tax fees	15,000	26,400	19,600	34,300
Custodian fees	34,396	46,979	11,425	81,686
Distribution fees	240,939	607,270	266	980,885
Insurance expenses	3,839	16,615	1,219	44,193
Legal fees	6,991	18,000	1,500	49,994
Miscellaneous expenses	7,984	42,070	2,600	71,500
Registration and filing fees	66,945	45,361	21,846	40,850
Reports to shareholders	7,500	24,650	1,500	57,586
Transfer agent fees	85,124	101,031	48,993	165,000
Trustees’ fees and expenses	7,309	29,082	2,066	76,025

Total operating expenses	1,072,052	3,111,056	340,068	6,992,603

Expenses waived and reimbursed (Note 5)	(227,203)	(221,508)	(144,878)	(284,745)

Net expenses	844,849	2,889,548	195,190	6,707,858

Net investment income	5,833,465	22,432,331	2,154,917	80,262,480

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, and Options:
Net realized (loss)/gain on investments	(21,013)	(22,323,017)	518,132	(55,277,061)
Net change in unrealized (depreciation)/appreciation on investments	(2,089,769)	12,024,951	(1,785,987)	4,389,001
Net change in unrealized appreciation/(depreciation) on swap contracts and options	66,654	(52,777)	(3,572)	15,019

Net realized and unrealized (loss) on investments, swap contracts, and options	(2,044,128)	(10,350,843)	(1,271,427)	(50,873,041)

Net Increase in Net Assets from Operations	$3,789,337	$12,081,488	$883,490	$29,389,439

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2005

	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Investment Income:
Interest	$4,764,987	$9,151,549	$5,193,773
Dividends	43,336	221,649	73,221

Total investment income	4,808,323	9,373,198	5,266,994

Expenses:
Investment advisory fees (Note 5)	268,504	2,912,873	424,660
Interest expense on swap contracts (Note 3)	5,330	203,597	242,301
Administration fees	81,000	148,079	112,053
Auditing and tax fees	19,600	15,000	18,300
Custodian fees	11,521	28,771	17,500
Distribution fees	80,875	271,401	—
Insurance expenses	2,598	2,379	3,852
Legal fees	1,996	5,998	5,458
Miscellaneous expenses	4,485	5,989	4,500
Registration and filing fees	41,985	60,642	20,701
Reports to shareholders	1,526	7,500	5,000
Transfer agent fees	45,008	64,572	39,000
Trustees’ fees and expenses	3,586	4,375	13,747
Repayment of reimbursed expenses	—	—	30,604

Total operating expenses	568,014	3,731,176	937,676

Expenses waived and reimbursed (Note 5)	(186,455)	(13,363)	—

Net expenses	381,559	3,717,813	937,676

Net investment income	4,426,764	5,655,385	4,329,318

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, and Securities Sold Short:
Net realized gain/(loss) on investments	2,014,694	1,054,709	(4,160,268)
Net realized gain on futures contracts, swap contracts, options, and securities sold short	55,665	1,014,281	6,172,372
Net change in unrealized (depreciation)/appreciation on investments	(2,590,785)	(1,603,322)	2,757,685
Net change in unrealized (depreciation)/appreciation on futures contracts, swap contracts, options, and securities sold short	(7,905)	641,100	924,305

Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, options, and securities sold short	(528,331)	1,106,768	5,694,094

Net Increase in Net Assets from Operations	$3,898,433	$6,762,153	$10,023,412

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Ultra Short Bond Fund*
	Year Ended March 31, 2005	Period Ended March 31, 2004
Operations:
Net investment income	$5,833,465	$1,037,109
Net realized (loss)/gain on investments	(21,013)	14,293
Net change in unrealized (depreciation)/appreciation on investments	(2,089,769)	612,626
Net change in unrealized appreciation on swap contracts and options	66,654	—

Net increase in net assets resulting from operations	3,789,337	1,664,028

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(4,904,371)	(1,037,109)
Class I	(930,071)	—
Realized gains on investments:
Class M	(7,980)	(2,656)
Class I	(3,670)	—

Net (decrease) in net assets resulting from dividends and distributions	(5,846,092)	(1,039,765)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	215,402,406	153,131,880
Shares issued in reinvestment of dividends and distributions	4,744,160	1,022,903
Cost of shares redeemed	(188,082,115)	(9,197,739)

Total class M capital share transactions	32,064,451	147,957,044

Class I:
Proceeds from sale of shares	109,604,252	—
Shares issued in reinvestment of dividends and distributions	856,159	—
Cost of shares redeemed	(60,215,171)	—

Total class I capital share transactions	50,245,240	—

Net increase in net assets resulting from capital share transactions	82,309,691	144,957,044

Net increase in net assets	80,252,936	145,581,307
Net assets at beginning of period	145,581,307	—

Net assets at end of period (including undistributed net investment income of $36 and $1,026, respectively)	$225,834,243	$145,581,307

*	The Ultra Short Bond Fund Class M and Class I Shares commenced operations on June 30, 2003 and July 31, 2004, respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Low Duration Bond Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004
Operations:
Net investment income	$22,432,331	$23,568,055
Net realized (loss)/gain on investments	(22,323,017)	5,835,561
Net change in unrealized appreciation on investments	12,024,951	4,816,333
Net change in unrealized (depreciation)/appreciation on futures contracts, swap contracts, and options	(52,777)	89,062

Net increase in net assets resulting from operations	12,081,488	34,309,011

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(11,785,869)	(14,509,014)
Class I	(10,235,653)	(9,783,216)

Net (decrease) in net assets resulting from dividends and distributions	(22,021,522)	(24,292,230)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	135,319,163	149,448,816
Shares issued in reinvestment of dividends and distributions	11,524,420	14,210,489
Cost of shares redeemed	(151,340,847)	(139,818,210)

Total class M capital share transactions	(4,497,264)	23,841,095

Class I:
Proceeds from sale of shares	172,364,051	194,300,402
Shares issued in reinvestment of dividends and distributions	8,489,110	7,719,120
Cost of shares redeemed	(79,580,131)	(189,115,862)

Total class I capital share transactions	101,273,030	12,903,660

Net increase in net assets resulting from capital share transactions	96,775,766	36,744,755

Net increase in net assets	86,835,732	46,761,536
Net assets at beginning of period	558,493,891	511,732,355

Net assets at end of period (including undistributed net investment income of $377,906, and $0, respectively)	$645,329,623	$558,493,891

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Intermediate Bond Fund*
	Year Ended March 31, 2005	Year Ended March 31, 2004
Operations:
Net investment income	$2,154,917	$1,766,047
Net realized gain on investments	518,132	1,106,082
Net change in unrealized (depreciation)/apppreciation on investments	(1,785,987)	427,722
Net change in unrealized (depreciation) on swap contracts and options	(3,572)	—

Net increase in net assets resulting from operations	883,490	3,299,851

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(5,898)	(771)
Class I	(2,148,990)	(1,840,628)
Realized gains on investments:
Class M	(1,850)	(277)
Class I	(553,357)	(968,454)

Net (decrease) in net assets resulting from dividends and distributions	(2,710,095)	(2,810,130)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	97,634	74,481
Shares issued in reinvestment of dividends and distributions	6,966	885
Cost of shares redeemed	(20,381)	—

Total class M capital share transactions	84,219	75,366

Class I:
Proceeds from sale of shares	11,327,750	33,374,973
Shares issued in reinvestment of dividends and distributions	2,703,016	2,714,403
Cost of shares redeemed	(6,115,585)	(25,010,729)

Total class I capital share transactions	7,915,181	11,078,647

Net increase in net assets resulting from capital share transactions	7,999,400	11,154,013

Net increase in net assets	6,172,795	11,643,734
Net assets at beginning of period	39,802,758	28,159,024

Net assets at end of period (including undistributed net investment income of $776 and $0, respectively)	$45,975,553	$39,802,758

*	The Intermediate Bond Fund Class M Shares commenced operations on June 30, 2003

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Total Return Bond Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004
Operations:
Net investment income	$80,262,480	$83,517,593
Net realized (loss)/gain on investments	(55,277,061)	62,033,000
Net change in unrealized appreciation on investments	4,389,001	63,799,410
Net change in unrealized appreciation on swap contracts and options	15,019	—

Net increase in net assets resulting from operations	29,389,439	209,350,003

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(27,731,441)	(30,739,385)
Class I	(51,297,927)	(59,289,054)

Net (decrease) in net assets resulting from dividends and distributions	(79,029,368)	(90,028,439)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	125,197,781	164,728,345
Shares issued in reinvestment of dividends and distributions	26,270,945	28,554,405
Cost of shares redeemed	(168,215,382)	(288,509,720)

Total class M capital share transactions	(16,746,656)	(95,226,970)

Class I:
Proceeds from sale of shares	117,038,531	153,365,000
Shares issued in reinvestment of dividends and distributions	48,547,884	56,698,336
Cost of shares redeemed	(193,039,371)	(331,957,508)

Total class I capital share transactions	(27,452,956)	(121,894,172)

Net (decrease) in net assets resulting from capital share transactions	(44,199,612)	(217,121,142)

Net (decrease) in net assets	(93,839,541)	(97,799,578)
Net assets at beginning of period	1,397,562,688	1,495,362,266

Net assets at end of period (including undistributed net investment income of $1,233,112 and $0, respectively)	$1,303,723,147	$1,397,562,688

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	High Yield Bond Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004
Operations:
Net investment income	$4,426,764	$8,337,820
Net realized gain on investments	2,014,694	11,276,803
Net realized gain on futures contracts, swap contracts and securities sold short	55,665	403,199
Net change in unrealized (depreciation)/appreciation on investments	(2,590,785)	922,913
Net change in unrealized (depreciation) on futures contracts, swap contracts, options, and securities sold short	(7,905)	—

Net increase in net assets resulting from operations	3,898,433	20,940,735

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(2,608,730)	(6,839,208)
Class I	(1,775,433)	(1,385,369)
Realized gains on investments:
Class M	(2,504,514)	(3,939,442)
Class I	(1,679,725)	(579,539)

Net (decrease) in net assets resulting from dividends and distributions	(8,568,402)	(12,743,558)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	26,432,001	155,112,906
Shares issued in reinvestment of dividends and distributions	4,811,585	10,511,828
Cost of shares redeemed	(53,408,532)	(171,677,591)

Total class M capital share transactions	(22,164,946)	(6,052,857)

Class I:
Proceeds from sale of shares	10,005,246	21,442,246
Shares issued in reinvestment of dividends and distributions	3,221,745	1,867,768
Cost of shares redeemed	(646,500)	(5,404,454)

Total class I capital share transactions	12,580,491	17,905,560

Net (decrease)/increase in net assets resulting from capital share transactions	(9,584,455)	11,852,703

Net (decrease)/increase in net assets	(14,254,424)	20,049,880
Redemption fees (Note 7)	38,401	—

Net assets at beginning of period	69,045,707	48,995,827

Net assets at end of period (including undistributed net investment income of $89,718 and $159, respectively)	$54,829,684	$69,045,707

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Strategic Income Fund*
	Year Ended March 31, 2005	Period Ended March 31, 2004
Operations:
Net investment income	$5,655,385	$536,327
Net realized gain on investments	1,054,709	271,757
Net realized gain on futures contracts, swap contracts and securities sold short	1,014,281	32,586
Net change in unrealized (depreciation)/appreciation on investments	(1,603,322)	493,222
Net change in unrealized appreciation on futures contracts, swap contracts and securities sold short	641,100	60,835

Net increase in net assets resulting from operations	6,762,153	1,394,727

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(3,512,551)	(547,584)
Class I	(2,073,822)	—
Realized gains on investments
Class M	(1,135,559)	(8,043)
Class I	(654,347)	—

Net (decrease) in net assets resulting from dividends and distributions	(7,376,279)	(555,627)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	115,514,088	103,737,015
Shares issued in reinvestment of dividends and distributions	4,602,000	552,302
Cost of shares redeemed	(114,384,594)	(8,326,575)

Total class M capital share transactions	5,731,494	95,962,742

Class I:
Proceeds from sale of shares	98,384,610	—
Shares issued in reinvestment of dividends and distributions	2,299,840	—
Cost of shares redeemed	(7,704,703)	—

Total class I capital share transactions	92,979,747	—

Net increase in net assets resulting from capital share transactions	98,711,241	95,962,742

Net increase in net assets	98,097,115	96,801,842
Net assets at beginning of period	96,801,842	—

Net assets at end of period (including undistributed net investment income of $775,872 and $1,064, respectively)	$194,898,957	$96,801,842

*	The Strategic Income Fund Class M and Class I Shares commenced operations on June 30, 2003 and March 31, 2004, respectively.

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	AlphaTrak 500 Fund
	Year Ended March 31, 2005	Year Ended March 31, 2004
Operations:
Net investment income	$4,329,318	$3,631,060
Net realized (loss)/gain on investments	(4,160,268)	625,415
Net realized gain on futures contracts, swap contracts, options, and securities sold short	6,172,372	33,468,088
Net change in unrealized appreciation/(depreciation) on investments	2,757,685	(199,582)
Net change in unrealized appreciation/(depreciation) on futures contracts, swap contracts and securities sold short	924,305	(2,900,592)

Net increase in net assets resulting from operations	10,023,412	34,624,389

Dividends and Distributions to Shareholders from:
Net investment income	(4,211,637)	(3,926,008)

Net (decrease) in net assets resulting from dividends and distributions	(4,211,637)	(3,926,008)

Capital Share Transactions:
Proceeds from sale of shares	32,730,705	25,682,992
Shares issued in reinvestment of dividends and distributions	3,779,226	3,505,148
Cost of shares redeemed	(34,045,060)	(23,191,428)

Net increase in net assets resulting from capital share transactions	2,464,871	5,996,712

Net increase in net assets	8,276,646	36,695,093
Net assets at beginning of period	125,048,059	88,352,966

Net assets at end of period (including undistributed net investment income of $117,645 and $0, respectively	$133,324,705	$125,048,059

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Ultra Short Bond Fund*
	Class M	Class M
	Year Ended March 31, 2005#	Period Ended March 31, 2004#
Net Asset Value, Beginning of Period	$5.16	$5.00

Income from Investment Operations:
Net investment income	0.17	0.16
Net realized and unrealized (loss)/gain on investments, swap contracts, and options	(0.05)	0.16

Total from Investment Operations	0.12	0.32

Less Distributions:
Dividends from net investment income	(0.17)	(0.16)
Distributions from net capital gains on investments	(0.00)[3]	(0.00)[3]

Total Distributions	(0.17)	(0.16)

Net Asset Value, End of Period	$5.11	$5.16

Total Return	2.31%	6.48%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$175,983	$145,581
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.62%	0.76%[1]
After expense reimbursement	0.50%	0.50%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.14%	3.36%[1]
After expense reimbursement	3.26%	3.62%[1]
Portfolio Turnover Rate	25%	6%[2]

*	The Ultra Short Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Annualized
[2]	Non-annualized
[3]	Distributions were less than $.005
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Ultra Short Bond Fund*
Class I
Period Ended March 31, 2005#
Net Asset Value, Beginning of Period	$5.15

Income from Investment Operations:
Net investment income	0.12
Net realized and unrealized (loss)/gain on investments, swap contracts, and options	(0.04)

Total from Investment Operations	0.08

Less Distributions:
Dividends from net investment income	(0.12)
Distributions from net capital gains on investments	(0.00)[3]

Total Distributions	(0.12)

Net Asset Value, End of Period	$5.11

Total Return	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$49,851
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.49%[1]
After expense reimbursement	0.34%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.29%[1]
After expense reimbursement	3.44%[1]
Portfolio Turnover Rate	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.
[1]	Annualized
[2]	Non-annualized
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Low Duration Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Year Ended March 31, 2003#	Year Ended March 31, 2002#	Year Ended March 31, 2001#
Net Asset Value, Beginning of Period	$9.55	$9.36	$9.87	$10.03	$9.99

Income from Investment Operations:
Net investment income	0.35	0.42	0.51 †	0.65 †	0.80
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, and options	(0.16)	0.20	(0.51)†	(0.18)†	0.04

Total from Investment Operations	0.19	0.62	0.00	0.47	0.84

Less Distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.51)	(0.63)	(0.80)

Total Distributions	(0.35)	(0.43)	(0.51)	(0.63)	(0.80)

Net Asset Value, End of Period	$9.39	$9.55	$9.36	$9.87	$10.03

Total Return	2.02%	6.81%	0.10%	4.74%	8.89%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$325,137	$335,686	$305,726	$424,441	$166,246
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.62%	0.64%	0.62%	0.64%	0.65%
After expense reimbursement	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.71%	4.41%	5.35%†	6.24%†	8.01%
After expense reimbursement	3.75%	4.47%	5.39%†	6.30%†	8.08%
Portfolio Turnover Rate	108%	94%	65%	26%	53%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.02 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Low Duration Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Year Ended March 31, 2003#	Year Ended March 31, 2002#	Year Ended March 31, 2001#
Net Asset Value, Beginning of Period	$9.55	$9.36	$9.87	$10.03	$9.99

Income from Investment Operations:
Net investment income	0.37	0.43	0.53 †	0.67 †	0.82
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, and options	(0.17)	0.21	(0.51)†	(0.18)†	0.04

Total from Investment Operations	0.20	0.64	0.02	0.49	0.86

Less Distributions:
Dividends from net investment income	(0.36)	(0.45)	(0.53)	(0.65)	(0.82)

Total Distributions	(0.36)	(0.45)	(0.53)	(0.65)	(0.82)

Net Asset Value, End of Period	$9.39	$9.55	$9.36	$9.87	$10.03

Total Return	2.22%	7.01%	0.29%	4.94%	9.10%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$320,192	$222,808	$206,006	$327,473	$257,021
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.43%	0.45%	0.43%	0.45%	0.46%
After expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.89%	4.52%	5.54%†	6.43%†	8.20%
After expense reimbursement	3.93%	4.58%	5.58%†	6.49%†	8.27%
Portfolio Turnover Rate	108%	94%	65%	26%	53%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.02 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Intermediate Bond Fund*
	Class M	Class M
	Year Ended March 31, 2005#	Period Ended March 31, 2004#
Net Asset Value, Beginning of Period	$10.72	$10.88

Income from Investment Operations:
Net investment income	0.49	0.32
Net realized and unrealized (loss)/gain on investments, swap contracts, and options	(0.31)	0.22

Total from Investment Operations	0.18	0.54

Less Distributions:
Dividends from net investment income	(0.49)	(0.40)
Distributions from net capital gains on investments	(0.13)	(0.29)

Total Distributions	(0.62)	(0.70)

Net Asset Value, End of Period	$10.28	$10.72

Total Return	1.74%	5.12%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$154	$75
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.98%	1.05%[1]
After expense reimbursement	0.65%	0.65%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	4.32%	3.53%[1]
After expense reimbursement	4.65%	3.93%[1]
Portfolio Turnover Rate	183%	165%[2]

*	The Intermediate Bond Fund Class M shares commenced operations on June 30, 2003.
[1]	Annualized
[2]	Non-annualized
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Intermediate Bond Fund*
	Class I	Class I	Class I
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Period Ended March 31, 2003#
Net Asset Value, Beginning of Period	$10.71	$10.49	$10.00

Income from Investment Operations:
Net investment income	0.51	0.56	0.35	†
Net realized and unrealized (loss)/gain on investments, swap contracts, and options	(0.31)	0.54	0.64	†

Total from Investment Operations	0.20	1.10	0.99

Less Distributions:
Dividends from net investment income	(0.51)	(0.59)	(0.40)
Distributions from net capital gains on investments	(0.13)	(0.29)	(0.10)

Total Distributions	(0.64)	(0.88)	(0.50)

Net Asset Value, End of Period	$10.27	$10.71	$10.49

Total Return	1.95%	10.86%	10.07%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$45,821	$39,727	$28,159
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.77%	0.79%	0.64%[1]
After expense reimbursement	0.44%	0.44%	0.44%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	4.53%	4.88%	4.25	%[1]†
After expense reimbursement	4.86%	5.23%	4.45	%[1]†
Portfolio Turnover Rate	183%	165%	139%[2]

*	The Intermediate Bond Fund Class I Shares commenced operations on June 28, 2002.
[1]	Annualized
[2]	Non-annualized
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income decreased and net realized and unrealized gain increased by $0.05 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Total Return Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Year Ended March 31, 2003#	Year Ended March 31, 2002#	Year Ended March 31, 2001#
Net Asset Value, Beginning of Period	$10.06	$9.28	$9.95	$10.34	$10.08

Income from Investment Operations:
Net investment income	0.59	0.55	0.70 †	0.74 †	0.92
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, and options	(0.36)	0.82	(0.63)†	(0.30)†	0.26

Total from Investment Operations	0.23	1.37	0.07	0.44	1.18

Less Distributions:
Dividends from net investment income	(0.58)	(0.59)	(0.70)	(0.73)	(0.92)
Distributions from net capital gains on investments	0.00	0.00	(0.04)	(0.10)	0.00

Total Distributions	(0.58)	(0.59)	(0.74)	(0.83)	(0.92)

Net Asset Value, End of Period	$9.71	$10.06	$9.28	$9.95	$10.34

Total Return	2.42%	15.15%	0.91%	4.39%	12.46%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$463,895	$498,299	$550,891	$692,279	$426,467
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.67%	0.67%	0.67%	0.68%	0.71%
After expense reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	6.00%	5.60%	7.42%	7.16%†	9.10%
After expense reimbursement	6.02%	5.62%	7.44%	7.19%†	9.16%
Portfolio Turnover Rate	180%	165%	90%	78%	205%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.01 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Total Return Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Year Ended March 31, 2003#	Year Ended March 31, 2002#	Year Ended March 31, 2001#
Net Asset Value, Beginning of Period	$10.06	$9.27	$9.94	$10.34	$10.08

Income from Investment Operations:
Net investment income	0.61	0.57	0.72 †	0.76 †	0.94
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, and options	(0.36)	0.83	(0.63)†	(0.31)†	0.26

Total from Investment Operations	0.25	1.40	0.09	0.45	1.20

Less Distributions:
Dividends from net investment income	(0.60)	(0.61)	(0.72)	(0.75)	(0.94)
Distributions from net capital gains on investments	0.00	0.00	(0.04)	(0.10)	0.00

Total Distributions	(0.60)	(0.61)	(0.76)	(0.85)	(0.94)

Net Asset Value, End of Period	$9.71	$10.06	$9.27	$9.94	$10.34

Total Return	2.64%	15.51%	1.11%	4.51%	12.70%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$839,828	$899,263	$944,471	$1,106,907	$605,159
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.46%	0.46%	0.46%	0.47%	0.50%
After expense reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	6.22%	5.81%	7.63%	7.37%†	9.31%
After expense reimbursement	6.24%	5.83%	7.65%	7.40%†	9.37%
Portfolio Turnover Rate	180%	165%	90%	78%	205%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized loss increased by $0.01 per share for the fiscal year ended March 31, 2002. The impact due to this reclassification was less than $.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	High Yield Bond Fund*
	Class M	Class M	Class M
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Period Ended March 31, 2003#
Net Asset Value, Beginning of Period	$12.50	$11.38	$10.00

Income from Investment Operations:
Net investment income	0.99	0.93	0.47	†
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, options, and securities sold short	(0.06)	1.50	1.38	†

Total from Investment Operations	0.93	2.43	1.85

Less Distributions:
Dividends from net investment income	(0.98)	(0.92)	(0.47)
Distributions from net capital gains on investments	(1.04)	(0.39)	0.00

Total Distributions	(2.02)	(1.31)	(0.47)

Redemption fees added to paid in capital (Note 7)	0.01	0.00	0.00

Net Asset Value, End of Period	$11.42	$12.50	$11.38

Total Return	7.84%	21.99%	18.79%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$25,094	$49,917	$48,996
Ratio of Expenses to Average Net Assets
Before expense reimbursement	1.15%[3]	1.09%[3]	1.20%[1]
After expense reimbursement	0.80%[3]	0.80%[3]	0.80%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	7.78%	7.19%	8.90	%[1]†
After expense reimbursement	8.13%	7.48%	9.30	%[1]†
Portfolio Turnover Rate	167%	268%	200%[2]

*	The High Yield Bond Fund Class M shares commenced operations on September 30, 2002.
[1]	Annualized
[2]	Non-annualized
[3]	The Fund incurred interest expense on swap contracts during the fiscal year ended March 31, 2005 and the fiscal year ended March 31, 2004. If interest expense had been included, the ratio of expenses before reimbursement would have been 1.15% and 1.10%, respectively, and the ratio of expenses after reimbursement would have been 0.80% and 0.81%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	High Yield Bond Fund*
	Class I	Class I
	Year Ended March 31, 2005#	Year Ended March 31, 2004#
Net Asset Value, Beginning of Period	$12.51	$11.38

Income from Investment Operations:
Net investment income	1.02	0.98
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, options, and securities sold short	(0.06)	1.49

Total from Investment Operations	0.96	2.47

Less Distributions:
Dividends from net investment income	(1.01)	(0.95)
Distributions from net capital gains on investments	(1.04)	(0.39)

Total Distributions	(2.05)	(1.34)

Redemption fees added to paid in capital (Note 7)	0.01	0.00

Net Asset Value, End of Period	$11.43	$12.51

Total Return	8.12%	22.35%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$29,735	$19,129
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.90%[1]	0.84%[1]
After expense reimbursement	0.55%[1]	0.55%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	8.08%	7.57%
After expense reimbursement	8.43%	7.86%
Portfolio Turnover Rate	167%	268%

*	The High Yield Bond Fund Class I shares commenced operations on March 31, 2003.
[1]	The Fund incurred interest expense on swap contracts during the fiscal year ended March 31, 2005 and the fiscal year ended March 31, 2004. If interest expense had been included, the ratio of expenses before reimbursement would have been 0.90% and 0.86%, respectively, and the ratio of expenses after reimbursement would have been 0.55% and 0.59%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	Strategic Income Fund*
	Class M	Class M
	Year Ended March 31, 2005#	Period Ended March 31, 2004#
Net Asset Value, Beginning of Period	$11.27	$10.00

Income from Investment Operations:
Net investment income	0.37	0.28
Net realized and unrealized gain on investments, futures contracts, swap contracts, options, and securities sold short	0.08	1.33

Total from Investment Operations	0.45	1.61

Less Distributions:
Dividends from net investment income	(0.39)	(0.33)
Distributions from net capital gains on investments	(0.11)	(0.01)

Total Distributions	(0.50)	(0.34)

Net Asset Value, End of Period	$11.22	$11.27

Total Return	3.81%	16.27%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$102,232	$96,802
Ratio of Expenses to Average Net Assets
Before expense reimbursement	2.22%[3]	2.62%[1,3]
After expense reimbursement	2.22%[3]	2.35%[1,3]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.27%	3.10%[1]
After expense reimbursement	3.27%	3.37%[1]
Portfolio Turnover Rate	114%	96%[2]

*	The Strategic Income Fund Class M Shares commenced operations on June 30, 2003.
[1]	Annualized
[2]	Non-annualized
[3]	The Fund incurred interest expense on swap contracts during the year ended March 31, 2005 and the fiscal year ended March 31, 2004. If interest expense had been included, the ratio of expenses before reimbursement would have been 2.33% and 2.70%, respectively, and the ratio of expenses after reimbursement would have been 2.33% and 2.43%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Strategic Income Fund*
Class I
Year Ended March 31, 2005#
Net Asset Value, Beginning of Period	$11.27

Income from Investment Operations:
Net investment income	0.42
Net realized and unrealized gain on investments, futures contracts, swap contracts, options, and securities sold short	0.01

Total from Investment Operations	0.43

Less Distributions:
Dividends from net investment income	(0.37)
Distributions from net capital gains on investments	(0.11)

Total Distributions	(0.48)

Net Asset Value, End of Period	$11.22

Total Return	4.07%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$92,667
Ratio of Expenses to Average Net Assets
Before expense reimbursement	1.98%[1]
After expense reimbursement	1.96%[1]
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.71%
After expense reimbursement	3.73%
Portfolio Turnover Rate	114%

*	The Strategic Income Fund Class I Shares commenced operations on March 31, 2004.
[1]	The Fund incurred interest expense on swap contracts during the year ended March 31, 2005. If interest expense had been included, the ratio of expenses before and after reimbursement to average net assets would have been 2.12% and 2.10%, respectively.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

	AlphaTrak 500 Fund
	Year Ended March 31, 2005#	Year Ended March 31, 2004#	Year Ended March 31, 2003#	Year Ended March 31, 2002#	Year Ended March 31, 2001#
Net Asset Value, Beginning of Period	$7.33	$5.49	$8.20	$8.47	$11.90

Income from Investment Operations:
Net investment income	0.24	0.22	0.32 †	0.48 †	0.75
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and options	0.28	1.85	(2.61)†	(0.27)†	(3.12)

Total from Investment Operations	0.52	2.07	(2.29)	0.21	(2.37)

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.42)	(0.48)	(0.74)
Distributions from net capital gains on investments	0.00	0.00	0.00	0.00	(0.32)

Total Distributions	(0.24)	(0.23)	(0.42)	(0.48)	(1.06)

Net Asset Value, End of Period	$7.61	$7.33	$5.49	$8.20	$8.47

Total Return	7.15%	38.16%	(28.35)%	2.66%	(21.20)%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$133,325	$107,551	$88,353	$86,749	$54,367
Ratio of Expenses to Average Net Assets
Before expense reimbursement	0.52%[1]	0.88%	0.55%	0.89%	0.88%
After expense reimbursement	0.52%[1]	0.88%	0.55%	0.80%	0.63%
Ratio of Net Income to Average Net Assets
Before expense reimbursement	3.23%	3.25%	5.10%†	5.70%†	7.31%
After expense reimbursement	3.23%	3.25%	5.10%†	5.79%†	7.56%
Portfolio Turnover Rate	72%	67%	72%	23%	82%

[1]	The Fund incurred interest expense on swap contracts during the year ended March 31, 2005. If interest expense had been included, the ratio of expenses before and after reimbursement to average net assets both would have been 0.70%.
[2]	Includes 0.02% repayment of expenses reimbursed to the Adviser (see Note 5).
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†	Prior years’ data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income decreased and net realized and unrealized loss decreased by $0.01 per share for the fiscal year ended March 31, 2003. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2002.

See accompanying notes to financial statements.

Metropolitan West Funds

Notes to Financial Statements

March 31, 2005

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware business trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended. Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M (existing shares) and Class I shares. The AlphaTrak 500 Fund commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This fund uses strategies intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. Effective April 1, 2005, the Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund invests in S&P 500 Index futures contracts and swaps backed by a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Notes to Financial Statements (continued)

A more complete description of the objectives and strategies of each of the Funds can be found in the prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees. Fixed-income securities for which market quotations are readily available are valued at the average of the latest bid and asked prices. The Funds receive pricing information from independent pricing vendors (also approved by the Board of Trustees) which use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser, in consultation with a market maker, initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (i.e. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed at least annually by the Board of Trustees. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board of Trustees determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. EST on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

Securities Transactions and Investment Income:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required.

Notes to Financial Statements (continued)

Dividends and other distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”) and the Federal Home Loan Banks (“FHLB’s”). Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

The Funds may also invest in Collateralized Mortgage Obligations (“CMO”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2005, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra

Notes to Financial Statements (continued)

Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party. The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

Notes to Financial Statements (continued)

The Funds may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, and bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties. No notional amounts are exchanged with Total Return Swaps.

4.	SECURITIES TRANSACTIONS

Investment transactions for the fiscal year ended March 31, 2005, excluding short-term investments, were as follows:

	Purchases	Sales
Ultra Short Bond Fund	$216,757,560	$36,840,180
Low Duration Bond Fund	840,875,130	562,155,723
Intermediate Bond Fund	90,763,864	73,511,669
Total Return Bond Fund	2,435,527,611	2,182,755,454
High Yield Bond Fund	87,515,998	96,725,671
Strategic Income Fund	273,576,756	148,939,551
AlphaTrak 500 Fund	144,956,719	77,941,990

5.	INVESTMENT ADVISORY SERVICES

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus a margin of 1.00% over the same period. Under this agreement, the basic fee was decreased by 0.03% resulting in $424,660 of total management fees for the fiscal year ended March 31, 2005. The AlphaTrak 500 Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the stated expense limitations. For the fiscal year ended March 31, 2005, the Fund repaid the Adviser $30,604, the full amount due to the Advisor. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 month U.S. Treasury Bill Index plus a margin of 2.00% over the same period. Under this agreement, the basic fee was increased by 0.57% resulting in $2,912,873 of total management fees for the fiscal year ended March 31, 2005. Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the fiscal year ended March 31, 2005, were as follows:

	Investment Advisory Fee Rate		Voluntary Expense Limitation
	Class M	Class I	Class M	Class I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	0.95 - 2.35	0.70 - 2.10
AlphaTrak 500 Fund*	0.00 - 0.70	N/A	0.20 - 0.90	N/A

*	The AlphaTrak 500 Fund shares are not designated as either Class M or Class I shares.

Notes to Financial Statements (continued)

6.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to AlphaTrak 500 Fund, and Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Strategic Income Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays the Distributor, as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the fiscal year ending March 31, 2005. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

7.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	Ultra Short Bond Fund
	Class M	Class M*	Class I**
	Year Ended March 31, 2005	Period Ended March 31, 2004	Period Ended March 31, 2005
Change in Fund shares:
Shares outstanding at beginning of period	28,214,896	—	—
Shares sold	41,879,901	29,801,598	21,327,612
Shares issued through reinvestment of dividends	923,424	198,631	166,908
Shares redeemed	(36,583,671)	(1,785,333)	(11,732,103)

Net increase in fund shares	6,219,654	28,214,896	9,762,417

Shares outstanding at end of period	34,434,550	28,214,896	9,762,417

	Low Duration Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Change in Fund shares:
Shares outstanding at beginning of period	35,154,159	32,663,697	23,327,361	22,003,239
Shares sold	14,380,428	15,738,456	18,316,972	20,446,811
Shares issued through reinvestment of dividends	1,227,216	1,498,295	903,777	813,730
Shares redeemed	(16,119,732)	(14,746,289)	(8,441,413)	(19,936,419)

Net (decrease)/increase in fund shares	(512,088)	2,490,462	10,779,336	1,324,122

Shares outstanding at end of period	34,642,071	35,154,159	34,106,697	23,327,361

*	Class M Shares commenced operations on June 30, 2003
**	Class I Shares commenced operations on July 31, 2004

Notes to Financial Statements (continued)

	Intermediate Bond Fund
	Class M	Class M*	Class I	Class I
	Year Ended March 31, 2005	Period Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Change in Fund shares:
Shares outstanding at beginning of period	7,024	—	3,708,508	2,685,416
Shares sold	9,273	6,941	1,076,698	3,064,280
Shares issued through reinvestment of dividends	665	83	257,886	253,978
Shares redeemed	(1,954)	—	(583,528)	(2,295,166)

Net increase in fund shares	7,984	7,024	751,056	1,023,092

Shares outstanding at end of period	15,008	7,024	4,459,564	3,708,508

	Total Return Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Change in Fund shares:
Shares outstanding at beginning of period	49,509,294	59,384,577	89,366,290	101,834,535
Shares sold	12,816,130	16,833,203	11,994,941	15,676,102
Shares issued through reinvestment of dividends	2,696,820	2,927,114	4,984,983	5,812,836
Shares redeemed	(17,238,468)	(29,635,600)	(19,815,862)	(33,957,183)

Net (decrease) in fund shares	(1,725,518)	(9,875,283)	(2,835,938)	(12,468,245)

Shares outstanding at end of period	47,783,776	49,509,294	86,530,352	89,366,290

	High Yield Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2004
Change in Fund shares:
Shares outstanding at beginning of period	3,993,289	4,306,807	1,529,528	—
Shares sold	2,162,095	12,455,774	854,889	1,811,612
Shares issued through reinvestment of dividends	404,917	839,333	271,735	149,533
Shares redeemed	(4,362,908)	(13,608,625)	(53,859)	(431,617)

Net (decrease)/increase in fund shares	(1,795,896)	(313,518)	1,072,765	1,529,528

Shares outstanding at end of period	2,197,393	3,993,289	2,602,293	1,529,528

	Strategic Income Fund
	Class M	Class M*	Class I***	AlphaTrak 500 Fund
	Year Ended March 31, 2005	Period Ended March 31, 2004	Year Ended March 31, 2005	Year Ended March 31, 2005	Year Ended March 31, 2004
Change in Fund shares:
Shares outstanding at beginning of period	8,586,557	—	—	17,058,513	16,093,923
Shares sold	10,277,525	9,278,858	8,741,413	4,420,483	3,860,621
Shares issued through reinvestment of dividends	408,630	49,295	204,090	503,539	512,649
Shares redeemed	(10,158,036)	(741,596)	(683,699)	(4,458,997)	(3,408,680)

Net increase in fund shares	528,119	8,586,557	8,261,804	465,025	964,590

Shares outstanding at end of period	9,114,676	8,586,557	8,261,804	17,523,538	17,058,513

*	Class M Shares commenced operations on June 30, 2003
***	Class I Shares commenced operations on March 31, 2004

Notes to Financial Statements (continued)

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

8.	LINE OF CREDIT:

The Funds have access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.50% above the Federal Funds rate on outstanding balances. There were no borrowings from the line of credit during the fiscal year ended March 31, 2005.

9.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2005, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Fund	Expiring in 2010	Expiring in 2011	Expiring in 2012	Expiring in 2013
Ultra Short Bond Fund	$—	$—	$—	$16,584
Low Duration Bond Fund	6,637,930	1,278,315	—	—
Total Return Bond Fund	—	19,394,109	—	206,379
AlphaTrak 500 Fund	—	16,806,095	—	—

For the year ended March 31, 2005, the Low Duration Bond Fund and AlphaTrak 500 Fund utilized net federal tax capital loss carryforwards of $2,504,308 and $1,505,317, respectively.

Post-October Loss:

Under the current tax law, capital losses realized after October 31 and prior to the Funds’ fiscal year end may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2005, the following funds had post October losses.

Fund
Low Duration Bond Fund	$24,545,273
Total Return Bond Fund	$55,656,289

Tax Basis of Distributable Income:

As of March 31, 2005, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$17,738	$513,699	$101,863	$1,549,897
Undistributed long-term gains	—	—	115,437	—
Accumulated capital loss carryforwards and Post-October losses	(16,584)	(32,461,518)	—	(75,256,777)
Net unrealized (depreciation)/appreciation	(1,414,918)	(22,515,398)	(585,830)	(41,304,670)
Dividends payable	(17,702)	(135,793)	776	(316,795)

Total accumulated earnings/(losses)	$(1,431,466)	$(54,599,010)	$(367,754)	$(115,328,345)

	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)	$1,398,106	$822,014	$199,413
Undistributed long-term gains	764,694	314,450	—
Accumulated capital loss carryforwards and Post-October losses	—	—	(16,806,095)
Net unrealized (depreciation)/appreciation	526,331	(870,539)	(1,948,102)
Dividends payable	(18,010)	(39,887)	(81,768)

Total accumulated earnings/(losses)	$2,671,121	$226,038	$(18,636,552)

Notes to Financial Statements (continued)

Tax Basis of Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended March 31, 2005 were as follows:

	Ultra Short Bond Fund		Low Duration Bond Fund
	March 31, 2005	March 31, 2004	March 31, 2005	March 31, 2004
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,828,390	$1,039,765	$22,061,105	$24,352,684
Net long-term capital gains	—	—	—	—

Total taxable distributions	$5,828,390	$1,039,765	$22,061,105	$24,352,684

	Intermediate Bond Fund		Total Return Bond Fund
	March 31, 2005	March 31, 2004	March 31, 2005	March 31, 2004
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,387,661	$2,753,027	$78,976,171	$90,604,418
Net long-term capital gains	323,232	57,081	—	—

Total taxable distributions	$2,710,893	$2,810,108	$78,976,171	$90,604,418

	High Yield Bond Fund		Strategic Income Fund
	March 31, 2005	March 31, 2004	March 31, 2005	March 31, 2004
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$7,841,702	$12,684,512	$7,304,918	$554,042
Net long-term capital gains	733,505	43,419	33,059	—

Total taxable distributions	$8,575,207	$12,727,931	$7,337,977	$554,042

	AlphaTrak 500 Fund
	March 31, 2005	March 31, 2004
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$4,239,295	$3,913,621
Net long-term capital gains	—	—

Total taxable distributions	$4,239,295	$3,913,621

Permanent differences incurred during the fiscal year ended March 31, 2005, resulting from differences in book and tax accounting have been reclassified at year end as follows:

Fund	Increase/(Decrease) Paid-in-Capital	Increase/(Decrease) Accumulated net Investment Income/Loss	Increase/(Decrease) Accumulated Net Realized Gain/Loss
Ultra Short Bond Fund	$—	$(13)	$13
Low Duration Bond Fund	—	(32,903)	32,903
Intermediate Bond Fund	—	747	(747)
Total Return Bond Fund	—	—	—
High Yield Bond Fund	3,990,799	46,958	(4,037,757)
Strategic Income Fund	—	705,796	(705,796)
AlphaTrak 500 Fund	—	(36)	36

10.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Metropolitan West Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the

Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities of the Metropolitan West Funds (the “Trust”), consisting of the Metropolitan West Ultra Short Bond Fund (“Ultra Short”), the Metropolitan West Low Duration Bond Fund (“Low Duration), the Metropolitan West Intermediate Bond Fund (“Intermediate”), the Metropolitan West Total Return Bond Fund (“Total Return”), the Metropolitan West High Yield Bond Fund (“High Yield”), the Metropolitan West Strategic Income Fund (“Strategic Income”) and the Metropolitan West Alpha Trak 500 Fund (“Alpha Trak”) (collectively, the “Funds”), including the schedule of portfolio investments, as of March 31, 2005 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for Low Duration, Intermediate, Total Return, High Yield and Alpha Trak and for each of the two periods in the period then ended for Ultra Short and Strategic Income, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. An audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2005, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 19, 2005

Metropolitan West Funds

Tax Information Notice

(Unaudited)

LONG-TERM CAPITAL GAINS

For the fiscal year ended March 31, 2005 the amounts of long-term capital gains paid are as follows:

Metropolitan West Intermediate Bond Fund	0.07683/share
Metropolitan West High Yield Bond Fund	0.18164/share
Metropolitan West Strategic Income Fund	0.00198/share

DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2005, the percentage of ordinary income dividends which will qualify for the dividends received deduction available to corporate shareholders are as follows:

Metropolitan West Low Duration Bond Fund	2.11%
Metropolitan West Total Return Bond Fund	1.83%
Metropolitan West High Yield Bond Fund	0.75%
Metropolitan West Strategic Income Fund	2.84%
Metropolitan West AlphaTrak 500 Fund	1.69%

Metropolitan West Funds

Privacy Notice

The Fund collects nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally; and

•	Information about your transactions with us or others.

•	Information you submit to us in correspondence, including emails;

•	Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

Metropolitan West Funds

MEETING OF SHAREHOLDERS — VOTING RESULTS (UNAUDITED)

On February 11, 2005, the Trust held a Special Meeting of Shareholders of the AlphaTrak 500 Fund and the Strategic Income Fund to consider certain amendments to the Investment Management Agreement with respect to the two funds and to consider a proposal to make the Strategic Income Fund a non-diversified fund. The meeting was adjourned until February 24, 2005, at which time each of the proposals was approved and the following votes were recorded:

PROPOSAL 1: (VOTING BY SHAREHOLDERS OF THE STRATEGIC INCOME FUND):

Approval of (i) an amendment to the Investment Management Agreement with the Adviser on behalf of the Metropolitan West Strategic Income Fund and (ii) the payment to the Adviser of advisory fees held in escrow.

	Shares Voted	Dollars Voted	% of Outstanding Shares/Dollars
For	10,917,904.008	124,136,568.57	66.670%
Against	22,927.000	260,679.99	0.140%
Abstain	73,702.089	837,992.75	0.450%

PROPOSAL 2: (VOTING BY SHAREHOLDERS OF THE ALPHATRAK 500 FUND):

Approval of (i) an amendment to the Investment Management Agreement with the Adviser on behalf of the Metropolitan AlphaTrak 500 Fund and (ii) the payment to the Adviser of advisory fees held in escrow.

	Shares Voted	Dollars Voted	% of Outstanding Shares/Dollars
For	15,052,018.240	116,954,181.72	80.039%
Against	4,482.188	34,826.60	0.024%
Abstain	405.000	3,146.85	0.002%

PROPOSAL 3: (VOTING BY SHAREHOLDERS OF THE STRATEGIC INCOME FUND):

Approval of a change in the classification of the Metropolitan West Strategic Income Fund from a diversified company to a non-diversified company.

	Shares Voted	Dollars Voted	% of Outstanding Shares/Dollars
For	10,918,567.097	124,144,107.89	66.674%
Against	17,211.000	195,689.07	0.105%
Abstain	78,755.000	895,444.35	0.481%

Effective April 1, 2005, the Strategic Income Fund is operating as a non-diversified company.

MANAGEMENT INFORMATION

(Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Funds is provided in the table below. All Trustees oversee seven active Funds as described in this report. For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

Name and Year Born	Position, Length of Term Served, and Term of Office	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee

Disinterested Trustees

Ronald J. Consiglio (1943)	Trustee; Indefinite term served since 2003	Mr. Consiglio has served as the Managing Partner of Synergy Trading, a securities trading partnership, since June of 2001. From February 1998 to 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm.	Natrol, Inc. (Medicinal and Botanical Products); Mannkind Corp. (Pharmaceutical Preparations).

David H. Edington (1957)	Trustee; Indefinite term served since 2001	Mr. Edington is the founder and Managing Director of Rimrock Capital Management (previously known as Rimrock Enterprises, Inc.), an investment advisory firm which acts as investment adviser to Rimrock High Income Plus Fund.	None

Martin Luther King III (1957)	Trustee; Indefinite term served since 1997	Mr. King serves as the President and Chief Executive Officer of The King Center. From 1997 to 2004, he served as President of the Southern Christian Leadership Conference. He has been engaged as an independent motivational lecturer since 1980.	None

Andrew Tarica (1959)	Trustee; Indefinite term served since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed-income hedge fund, since February of 2001.	None

Daniel D. Villanueva (1937)	Trustee; Indefinite term served since 1997	Mr. Villanueva has served as the Chairman and Managing Director of Bastion Capital Corporation (investments) since 1990. He has served as the Chairman of Integrated Water Resources since 1999.	Bastion Capital Corporation; California Commerce Bank; Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; and Telemundo Network.

Scott Sale, MD (1950)	Trustee; Indefinite term served since 2004	Dr. Sale has had his own private medical practice as a physician since April 2004, and before then he practiced as a Locum Tenens physician from May 2002 to February 2003, at the Cancer Detection Center from March 2001 to December 2002, and at the Los Angeles Free Clinic from November 1999 to March 2002.	None

Name and Year Born	Position, Length of Term Served, and Term of Office	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee

Interested Trustees

Scott B. Dubchansky (1960)	Chairman of the Board of Trustees and Principal Executive Officer; Indefinite term served since 1997	Mr. Dubchansky has served as the Chief Executive Officer of the Adviser since August 1996. Since June 2004, he also is the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser. Mr. Dubchansky began serving as CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser, in June 2004.	None

Keith T. Holmes (1952)	Trustee; Indefinite term served since 1997	Mr. Holmes has been a partner of the law firm King, Holmes, Paterno & Berliner since 1992. Mr. Holmes practices corporate finance and real estate law. Mr. Holmes’ firm has performed legal services for the Adviser and its affiliates.	None

David Lippman, JD (1958)	Trustee; Indefinite term served since 2003	Mr. Lippman has been a Managing Director and portfolio manager with the Adviser since October 2001. From October 2000 until September 2001, Mr. Lippman was Managing Director and Structured Products Sales Manager at Credit Suisse First Boston. He manages the Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund, and Strategic Income Fund.	None

Officers who are not Trustees

Joseph D. Hattesohl (1963)	Treasurer since 2000 and Principal Financial Officer since 2003	Mr. Hattesohl has been the Chief Financial Officer of the Adviser since November 2000. From February 1995 through November 2000, Mr. Hattesohl was a Vice President of Pacific Investment Management Company (PIMCO). Since 2004, he also serves as CFO of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A

James E. Menvielle (1972)	Assistant Treasurer since 1998 and Principal Accounting Officer since 2004	Presently Mr. Menvielle is the Controller for the Adviser. Mr. Menvielle has been with the Adviser since 1998. Since June 2004, Mr. Menvielle is also the Financial and Operations Principal of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A

Keith T. Kirk (1963)	Chief Compliance Officer since 2004	Presently, Mr. Kirk is the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has worked for the Adviser since 2003. From 1998 through 2002, Mr. Kirk served as Vice President of Compliance for Montgomery Asset Management, LLC. As a Naval Reservist, Mr. Kirk was recalled to active duty in 2002 and 2003.	N/A

Lara E. Mulpagano (1969)	Secretary since 1997	Ms. Mulpagano is the Chief Operating Officer of the Advisor. Ms Mulpagano has been a Vice President of the Adviser since 1996. Since June 2004, Ms. Mulpagano also serves as COO of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser.	N/A

Board of Trustees

Scott B. Dubchansky

David H. Edington

Keith T. Holmes

Martin Luther King III

Daniel D. Villanueva

Andrew Tarica

Ronald J. Consiglio

David Lippman

Scott Sale

Officers

Scott B. Dubchansky

Chairman of the Board, President, and

Principal Executive Officer

Joseph D. Hattesohl

Treasurer and Principal Financial Officer

James E. Menvielle

Assistant Treasurer and Principal Accounting Officer

Lara E. Mulpagano

Secretary

Keith T. Kirk

Chief Compliance Officer

Adviser:	Independent Registered Public Accounting Firm:
Metropolitan West Asset Management, LLC 11766 Wilshire Boulevard, Suite 1580 Los Angeles, CA 90025	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103

Custodian:	Distributor:
The Bank of New York One Wall Street New York, NY 10286	PFPC Distributors, Inc. 760 Moore Road King of Prussia, PA 19406

Transfer Agent:	Legal Counsel:
PFPC Inc. 760 Moore Road King of Prussia, PA 19406	Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105-3441

For Additional Information about the

Metropolitan West Funds call:

(310) 966-8900 or

(800) 241-4671 (toll-free)

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30, 2004 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2005

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	The code of ethics previously required that reports of violations of the code of ethics be made to the principal executive officer, a functional equivalent to the principal executive officer or the Trust’s legal counsel. At its regularly scheduled meeting on May 16, 2005, the Board retained that reporting provision and approved amendments to the code of ethics to require the Principal Executive Officer (or equivalent) to summarize any such reports for the Board of Trustees each quarter, including indicating that no such reports were made during the quarter.

Otherwise, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $141,000 in 2005 and $127,415 in 2004.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2005 and $ 0 in 2004.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,500 in 2005 and $22,000 in 2004.

Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2005 and $0 in 2004.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was None in 2005 and None in 2004.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $186,750 in 2005 and $61,992 in 2004.

Fees represent audit and other related audit services provided to the Adviser, its Affiliates and its Subsidiaries.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	Supplemental Code of Ethics for Principal Officers and Senior Financial Officers, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Metropolitan West Funds

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
Principal Executive Officer
Date June 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
Principal Executive Officer
Date June 2, 2005

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
Principal Financial Officer
Date June 2, 2005

*	Print the name and title of each signing officer under his or her signature.